PURCHASE AND SALE AGREEMENT

                          By and Between

                   Berry Petroleum Company and

                 Tannehill Electric Company, Inc.



                      Dated November 8, 1996

                         TABLE OF CONTENTS

                                                             Page


ARTICLE I   DEFINITIONS. . . . . . . . . . . . . . . . . . . .  1
     1.1    "Affiliate". . . . . . . . . . . . . . . . . . . .  1
     1.2    "Agreement". . . . . . . . . . . . . . . . . . . .  1
     1.3    "Business Day" . . . . . . . . . . . . . . . . . .  1
     1.4    "Closing". . . . . . . . . . . . . . . . . . . . .  2
     1.5    "Code" . . . . . . . . . . . . . . . . . . . . . .  2
     1.6    "Cogeneration Assets". . . . . . . . . . . . . . .  2
     1.7    "Cogeneration Lease" . . . . . . . . . . . . . . .  2
     1.8    "Cogeneration Premises Lease". . . . . . . . . . .  2
     1.9    "Default". . . . . . . . . . . . . . . . . . . . .  2
     1.10   "Effective Date" . . . . . . . . . . . . . . . . .  2
     1.11   "Encumbrance". . . . . . . . . . . . . . . . . . .  2
     1.12   "Environmental Laws" . . . . . . . . . . . . . . .  2
     1.13   "Escrow" . . . . . . . . . . . . . . . . . . . . .  3
     1.14   "Financial Statements" . . . . . . . . . . . . . .  3
     1.15   "Governmental Entity". . . . . . . . . . . . . . .  3
     1.16   "Indemnifying Party" . . . . . . . . . . . . . . .  3
     1.17   "Indemnitee" . . . . . . . . . . . . . . . . . . .  3
     1.18   "IRS". . . . . . . . . . . . . . . . . . . . . . .  3
     1.19   "Material" . . . . . . . . . . . . . . . . . . . .  4
     1.20   "Operations and Maintenance Agreement" . . . . . .  4
     1.21   "P.G.&E. S. O. #2 Contract". . . . . . . . . . . .  4
     1.22   "Partnership Purchase Agreement" . . . . . . . . .  4
     1.23   "Permitted Encumbrances" . . . . . . . . . . . . .  4
     1.24   "Person" . . . . . . . . . . . . . . . . . . . . .  4
     1.25   "Requisite Regulatory Approvals" . . . . . . . . .  4
     1.26   "Right to Purchase Contract" . . . . . . . . . . .  4
     1.27   "Shareholders" . . . . . . . . . . . . . . . . . .  4
     1.28   "SOCAL Contract" . . . . . . . . . . . . . . . . .  5
     1.29   "SOCAL Litigation" . . . . . . . . . . . . . . . .  5
     1.30   "TOC Purchase Agreement" . . . . . . . . . . . . .  5

ARTICLE II  THE PURCHASE AND SALE. . . . . . . . . . . . . . .  5
     2.1    Transfer to Berry. . . . . . . . . . . . . . . . .  5
     2.2    Purchase by Berry. . . . . . . . . . . . . . . . .  5
     2.3    Payment of the Purchase Price. . . . . . . . . . .  5
     2.4    Operating Adjustment.. . . . . . . . . . . . . . .  6
     2.5    Allocation of Purchase Price . . . . . . . . . . .  7
     2.6    Closing. . . . . . . . . . . . . . . . . . . . . .  7
     2.7    Proration of Credits and Payment Obligations.. . .  7
     2.8    Real Estate and Other Taxes. . . . . . . . . . . .  7
     2.9    Documentation of Sale and Transfer of Ownership. .  7
     2.10   Closing Procedure. . . . . . . . . . . . . . . . .  8
     2.11   Post Closing Access to Documents . . . . . . . . .  9
     2.12   Escrow . . . . . . . . . . . . . . . . . . . . . .  9

ARTICLE III REPRESENTATIONS AND WARRANTIES OF TANNEHILL. . . . 10
     3.1    Corporate Organization . . . . . . . . . . . . . . 10
     3.2    Effect of Agreement; Consents. . . . . . . . . . . 10
     3.3    Financial Statements . . . . . . . . . . . . . . . 10
     3.4    Taxes and Tax Returns. . . . . . . . . . . . . . . 11
     3.5    Absence of Adverse Change. . . . . . . . . . . . . 11
     3.6    No Misleading Statements . . . . . . . . . . . . . 11
     3.7    No Significant Transactions. . . . . . . . . . . . 11
     3.8    Properties, Title and Related Matters. . . . . . . 12
     3.9    Legal Proceedings. . . . . . . . . . . . . . . . . 13
     3.10   Records. . . . . . . . . . . . . . . . . . . . . . 13
     3.11   Contracts. . . . . . . . . . . . . . . . . . . . . 13
     3.12   Brokerage. . . . . . . . . . . . . . . . . . . . . 14
     3.13   Execution and Delivery . . . . . . . . . . . . . . 14
     3.14   Environmental Matters. . . . . . . . . . . . . . . 14
     3.15   Employees. . . . . . . . . . . . . . . . . . . . . 16
     3.16   Investigation. . . . . . . . . . . . . . . . . . . 16
     3.17   Consent of Public Utilities Commission
              Not Required . . . . . . . . . . . . . . . . . . 16

ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF BERRY. . . . . . 16
     4.1    Corporate Organization . . . . . . . . . . . . . . 17
     4.2    Due Authorization, Execution and Delivery; Effect of
              Agreement. . . . . . . . . . . . . . . . . . . . 17
     4.3    Consents . . . . . . . . . . . . . . . . . . . . . 17
     4.4    Litigation . . . . . . . . . . . . . . . . . . . . 17
     4.5    Brokerage. . . . . . . . . . . . . . . . . . . . . 17
     4.6    Approvals. . . . . . . . . . . . . . . . . . . . . 18

ARTICLE V   COVENANTS OF TANNEHILL . . . . . . . . . . . . . . 18
     5.1    Access to Tannehill. . . . . . . . . . . . . . . . 18
     5.2    Governmental Approvals; Consents . . . . . . . . . 18
     5.3    Litigation and Claims. . . . . . . . . . . . . . . 19
     5.4    Notice of Changes. . . . . . . . . . . . . . . . . 19
     5.5    Conduct of Business Operations . . . . . . . . . . 19
     5.6    Maintain Cogeneration Assets and Operations. . . . 20
     5.7    Exclusive Dealing. . . . . . . . . . . . . . . . . 20
     5.8    Termination Fee. . . . . . . . . . . . . . . . . . 21
     5.9    Maintenance of Books and Records . . . . . . . . . 22
     5.10   Lease of the Cogeneration Assets and
              Right to Purchase. . . . . . . . . . . . . . . . 22
     5.11   Taxes. . . . . . . . . . . . . . . . . . . . . . . 22

ARTICLE VI  COVENANTS OF BERRY . . . . . . . . . . . . . . . . 23
     6.1    Cooperation. . . . . . . . . . . . . . . . . . . . 23
     6.2    Governmental Approvals . . . . . . . . . . . . . . 23
     6.3    Disclosure Responsibilities. . . . . . . . . . . . 23

ARTICLE VII CONDITIONS TO OBLIGATIONS OF BERRY . . . . . . . . 23
     7.1    Accuracy of Representations and Warranties . . . . 23
     7.2    Performance of Covenants and Agreements. . . . . . 23
     7.3    Consents . . . . . . . . . . . . . . . . . . . . . 24
     7.4    Governmental Approvals . . . . . . . . . . . . . . 24
     7.5    Approval of Counsel. . . . . . . . . . . . . . . . 24
     7.6    Officers' Certificate. . . . . . . . . . . . . . . 24
     7.7    Resolutions. . . . . . . . . . . . . . . . . . . . 24
     7.8    Opinions of Counsel. . . . . . . . . . . . . . . . 24
     7.9    Closing of Agreements. . . . . . . . . . . . . . . 24
     7.10   Termination of Operations and
              Maintenance Agreement. . . . . . . . . . . . . . 24
     7.11   PG&E Consent . . . . . . . . . . . . . . . . . . . 24
     7.12   Good Standing Certificates . . . . . . . . . . . . 25
     7.13   Sunset Investment Indemnity. . . . . . . . . . . . 25

ARTICLE VIII   CONDITIONS TO OBLIGATIONS OF TANNEHILL. . . . . 25
     8.1    Accuracy of Representations and Warranties . . . . 25
     8.2    Performance of Covenants and Agreements. . . . . . 25
     8.3    Resolutions. . . . . . . . . . . . . . . . . . . . 25
     8.4    Approval of Counsel. . . . . . . . . . . . . . . . 25
     8.5    Governmental Approvals . . . . . . . . . . . . . . 26
     8.6    Officers' Certificate. . . . . . . . . . . . . . . 26
     8.7    Opinion of Counsel . . . . . . . . . . . . . . . . 26
     8.8    Closing of Agreements. . . . . . . . . . . . . . . 26

ARTICLE IX  TERMINATION PRIOR TO CLOSING . . . . . . . . . . . 26
     9.1    Termination. . . . . . . . . . . . . . . . . . . . 26
     9.2    Effect on Obligations. . . . . . . . . . . . . . . 27

ARTICLE X   INDEMNIFICATION. . . . . . . . . . . . . . . . . . 27
     10.1   Indemnification by Berry . . . . . . . . . . . . . 27
     10.2   Indemnification by Tannehill and the Shareholders. 27
     10.3   Survival . . . . . . . . . . . . . . . . . . . . . 27
     10.4   Notice and Opportunity to Defend . . . . . . . . . 27
     10.5   General. . . . . . . . . . . . . . . . . . . . . . 29

ARTICLE XI  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . 29
     11.1   Entire Agreement . . . . . . . . . . . . . . . . . 29
     11.2   Successors and Assigns . . . . . . . . . . . . . . 29
     11.3   Expenses . . . . . . . . . . . . . . . . . . . . . 29
     11.4   Taking of Necessary Action . . . . . . . . . . . . 29
     11.5   Invalidity . . . . . . . . . . . . . . . . . . . . 29
     11.6   Attorneys' Fees. . . . . . . . . . . . . . . . . . 30
     11.7   Counterparts . . . . . . . . . . . . . . . . . . . 30
     11.8   Headings . . . . . . . . . . . . . . . . . . . . . 30
     11.9   Construction and References. . . . . . . . . . . . 30
     11.10  Modification and Waiver. . . . . . . . . . . . . . 30
     11.11  Notices. . . . . . . . . . . . . . . . . . . . . . 31
     11.12  Public Announcements . . . . . . . . . . . . . . . 32
     11.13  Governing Law; Interpretation. . . . . . . . . . . 32
     11.14  Jurisdiction . . . . . . . . . . . . . . . . . . . 32

                         LIST OF EXHIBITS


                                                   Exhibit Number



Right to Purchase Contract . . . . . . . . . . . . . . . . . .  1

Assignments of Leases, Rights of Way, Easements
 and Contracts . . . . . . . . . . . . . . . . . . . . . . 2A, 2B

Allocation of Purchase Price . . . . . . . . . . . . . . . . .  3

Certificate of Satisfaction. . . . . . . . . . . . . . . . . .  4

Escrow Instructions. . . . . . . . . . . . . . . . . . . . . .  5

Certificate of Compliance of Tannehill . . . . . . . . . . . .  6

Opinions of Counsel to Tannehill . . . . . . . . . . . . . 7A, 7B

Sunset Investment Company LLC Indemnity. . . . . . . . . . . .  8

Certificate of Compliance of Berry . . . . . . . . . . . . . .  9

Opinion of Counsel to Berry. . . . . . . . . . . . . . . . . . 10

                    PURCHASE AND SALE AGREEMENT


          THIS PURCHASE AND SALE AGREEMENT ("Agreement") is dated, for the convenience of the parties hereto, November 8, 1996, by and between Berry Petroleum Company, a Delaware corporation ("Berry"), and Tannehill Electric Company, Inc., a California corporation ("Tannehill").


                            RECITALS:


          A. Berry and Tannehill have determined that it is in their respective best interests for Berry to purchase from Tannehill the Cogeneration Assets (as defined in Section 1.7 hereof) for Two Hundred Thousand Dollars ($200,000) cash, upon the terms and subject to the conditions set forth herein;

          B. Berry and Tannehill have entered into an Agreement in Principle and Exclusive Dealing Agreement dated August 15, 1996 ("AIP"), and wish to set forth the representations, warranties, agreements and conditions under which the purchase and sale will occur in this Definitive Agreement, as defined in
Section 6 of the AIP, which upon execution will supersede the AIP.

          NOW, THEREFORE, in consideration of the premises, representations, warranties and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Berry and Tannehill and its shareholders hereby agree as follows:


                            ARTICLE I
                           DEFINITIONS


          Capitalized terms used in this Agreement shall have the meanings given to them in this Article I, unless defined elsewhere in this Agreement.

          1.1 "Affiliate" shall mean with respect to any Person, an individual or entity that, directly or indirectly, controls, is controlled by or is under common control with such Person.

          1.2 "Agreement" shall have the meaning such term is given in the introductory paragraph hereof.

          1.3 "Business Day" shall mean any day other than Saturday, Sunday or other days on which federally chartered commercial banks in California are authorized by law to close.

          1.4  "Closing" shall have the meaning such term is given in Section
2.6 hereof.

          1.5 "Code" shall mean the Internal Revenue Code of 1986, as amended.

          1.6 "Cogeneration Assets" shall mean Tannehill's rights relative to the operational cogeneration plant described in the Disclosure Letter from Tannehill delivered to Berry at or prior to execution hereof, which shall refer to the relevant Sections of this Agreement (the "Tannehill Disclosure Letter"), and all tangible and intangible assets related to such plant, including but not limited to the P.G.&E. S. O. #2 Contract as defined in Section 1.21 hereof, the Operations and Maintenance Agreement as defined in Section 1.20 hereof, the Cogeneration Lease as defined in Section 1.7 hereof, the Cogeneration Premises Lease as defined in Section 1.8 hereof and the Right to Purchase Contract as defined in Section 1.26 hereof, excluding only the SOCAL Contract as defined in
Section 1.28 hereof and the SOCAL Litigation as defined in Section 1.29 hereof.


          1.7 "Cogeneration Lease" shall mean that Lease Agreement dated as of August 15, 1994, between Security Pacific Leasing Corporation, a Delaware corporation ("Security Pacific"), as lessor, and Tannehill, as lessee, a copy of which is attached to the Tannehill Disclosure Letter.

          1.8 "Cogeneration Premises Lease" shall mean that Premises Lease dated as of August 15, 1994, between the persons and entities listed in Exhibit A of such Lease, collectively the "Premises Lessors," and Security Pacific, the "Premises Lessee," Security Pacific's interest in which was subleased to Tannehill pursuant to the Cogeneration Lease, a copy of which is attached to the Tannehill Disclosure Letter.

          1.9 "Default" shall mean, as to any party to this Agreement, (a) a default by such party in the performance of any of its material obligations hereunder and the continuation of such default for a period of five (5) Business Days after written notice is delivered by the non-defaulting party to the defaulting party that a default has occurred or (b) the breach of any representation or warranty hereunder.

          1.10 "Effective Date" shall have the meaning such term is given in paragraph 2.4a hereof.

          1.11 "Encumbrance" shall mean any security interest, mortgage, pledge, claim, lien, charge, option, defect, encumbrance, or other right or interest of any nature.

          1.12 "Environmental Laws" shall be broadly construed to mean any and all federal, state or local laws, statutes, ordinances, rules, regulations, orders, or determinations of any Governmental Entity pertaining to the environment heretofore or currently in effect in any and all jurisdictions in which Tannehill is conducting or at any time has conducted business, or where any of the Cogeneration Assets are located, or where any hazardous substances generated by or disposed of by Tannehill are located. "Environmental Laws" shall include, but shall not be limited to, the federal Clean Air Act, as amended; the federal Comprehensive Environmental,

Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended; the federal Water Pollution Control Act, as amended; the federal Resource Conservation and Recovery Act of 1976, as amended ("RCRA"); the federal Safe Drinking Water Act, as amended; the federal Toxic Substances Control Act, as amended; the federal Superfund Amendments and Reauthorization Act of 1986, as amended; the federal Clean Water Act, as amended; or any state laws or regulations similar or analogous to or in implementation of these provisions; the California State Business Plan Law, California Health and Safety Code
Section 25500 et seq.; the Hazardous Substance Account Act, Health and Safety Code Section 25300 et seq.; the Hazardous Waste Control Law, Health and Safety Code Section 25100 et seq.; Chapter 6.7 of Division 20 of the Health and Safety Code, Section 25280 et seq.; the Safe Drinking Water and Toxic Enforcement Act of 1986 ("Proposition 65"); Health and Safety Code Section 25249.5 et seq.; Division 26 of the Health and Safety Code, Section 39000 et seq.; the Porter-Cologne Act, Water Code Section 13000 et seq.; and any other successor or amendments thereto, or implementing regulations thereof; and all other laws, statutes, ordinances, rules, regulations, orders and determinations of any Governmental Entity relating to (a) the control of any potential pollutant or protection of the air, water or land; (b) solid, gaseous or liquid waste generation, handling, treatment, storage, disposal or transportation; and (c) exposure to hazardous, toxic or other substances alleged to be harmful. The terms "hazardous substance," "release" and "threatened release" have the meanings specified in CERCLA, and the terms "solid waste" and "disposal"
(or "disposed") have the meanings specified in RCRA; provided, however, that, to the extent the laws of the state in which any Cogeneration Assets are or were located currently or subsequently provide for a meaning for "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

          1.13 "Escrow" shall mean the escrow account established by Berry and Tannehill with First American Title Insurance Company pursuant to Section 2.12 hereof.

          1.14 "Financial Statements" shall have the meaning such term is given in Section 3.3 hereof.

          1.15 "Governmental Entity" shall mean the United States of America, any state, county, city, municipality and any subdivision thereof, any court, administrative or regulatory agency, commission, department or body or other governmental authority or instrumentality or any entity or Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          1.16 "Indemnifying Party" shall have the meaning such term is given in paragraph 10.4a hereof.

          1.17 "Indemnitee" shall have the meaning such term is given in paragraph 10.4a hereof.

          1.18 "IRS" shall mean the Internal Revenue Service.

          1.19 "Material" means any condition, change or effect that, individually or when taken together with all other such conditions, changes or effects that existed or occurred prior to the date of determination of the existence or occurrence of the material condition, change or effect, is or is reasonably likely to be materially adverse to the business, assets (including intangible assets), financial condition or results of operations of Berry or Tannehill respectively, in each case taken as a whole.

          1.20 "Operations and Maintenance Agreement" shall mean that agreement entitled Operations and Maintenance Agreement between Solar Turbines Incorporated ("Solar") and Tannehill dated as of August 15, 1994, as amended, a copy of which is attached to the Tannehill Disclosure Letter.

          1.21 "P.G.&E. S. O. #2 Contract" refers to the California Public Utilities Commission Standard Offer #2 Power Purchase Agreement for Firm Capacity and Energy between Solar and Pacific Gas and Electric Company ("PG&E"), executed by Solar on November 14, 1985, and by PG&E on November 20, 1985, and assigned by Solar to Monarch Cogeneration 1986-1, a California limited partnership ("Monarch"), effective upon PG&E's consent thereto executed by PG&E on February 13, 1987, and further assigned by Monarch to Tannehill and Security Pacific by Consent to Assignment and Agreement dated as of August 15, 1994, and the Agreement for Installation or Allocation of Special Facilities executed by PG&E on September 17, 1986, assigned by Solar to Monarch, effective on PG&E's consent thereto executed by PG&E on February 13, 1987, and assigned by Monarch to Tannehill and Security Pacific by Consent to Assignment and Agreement dated as of August 15, 1994, copies of which documents are attached to the Tannehill Disclosure Letter.

          1.22 "Partnership Purchase Agreement" shall have the meaning such term is given in paragraph 2.10c hereof.

          1.23 "Permitted Encumbrances" shall mean encumbrances which Berry accepts, in writing.

          1.24 "Person" shall mean any individual, corporation, association, partnership, joint venture, trust, estate, unincorporated organization or Governmental Entity.

          1.25 "Requisite Regulatory Approvals" shall have the meaning such term is given in paragraph 5.2a hereof.

          1.26 "Right to Purchase Contract" shall mean an agreement to be entered into between Tannehill, Berry and Security Pacific, in which Tannehill and Berry have the right to purchase Security Pacific's interest in the Cogeneration Assets under the terms and in the format of Exhibit 1 attached hereto and made a part hereof and all exhibits attached to Exhibit 1.

          1.27 "Shareholders" shall mean the Shareholders of Tannehill.

          1.28 "SOCAL Contract" shall mean that Gas Transmission Service Contract between Southern California Gas Company ("SOCAL") and Caterpillar Capital Company dated February 25, 1988, amended March 1, 1992, and assigned by Caterpillar Capital Company to Tannehill by Consent to Assignment and Agreement, dated August 19, 1994, copies of which are attached to the Tannehill Disclosure Letter.

          1.29 "SOCAL Litigation" shall mean that lawsuit originally filed in the United States District Court for the Southern District of Texas, Houston Division, entitled Tannehill Electric Company, Inc., v. Southern California Gas Company, on or about July 17, 1995, Case No. H95-3752, transferred to the Central District of California and docketed in such district as Case No. CV96-2502, together with any amendments thereto and any counter-claims or cross-complaints presently or hereafter filed therein whether by SOCAL or others; that lawsuit filed October 7, 1996, in the Superior Court of the State of California for the County of Kern, entitled Tannehill Electric Company, Inc.
v. Southern California Gas Company, Case No. CV96-2502, together with any amendments thereto and any cross-complaints presently or hereafter filed therein by SOCAL or others; that lawsuit filed in the Superior Court for the County of Los Angeles entitled Southern California Gas Company v. Tannehill Electric Company, Inc., Case No. BC158128, together with any amendments thereto and any cross-complaints presently or hereinafter filed by Tannehill or others; and any lawsuits presently or hereafter filed by SOCAL or its assignee against Tannehill or the Shareholders, or their successors, or Berry, based wholly or in part on the SOCAL Contract.

          1.30 "TOC Purchase Agreement" shall have the meaning such terms is given in paragraph 2.10c hereof.


                            ARTICLE II
                      THE PURCHASE AND SALE


          2.1 Transfer to Berry. In accordance with the provisions of this Agreement, Tannehill shall transfer and convey the Cogeneration Assets to Berry free and clear of liens and Encumbrances (other than Permitted Encumbrances) pursuant to Assignments of Leases, Rights of Way, Easements and Contracts in the forms of Exhibits 2A and 2B attached hereto and made a part hereof (the "Instruments of Transfer"), to be delivered at the Closing, in accordance with the provisions relating to the Closing, and Berry will acquire the Cogeneration Assets from Tannehill.

          2.2 Purchase by Berry. Berry, in reliance upon the covenants, representations, warranties and indemnities of Tannehill contained herein, hereby agrees to purchase the Cogeneration Assets from Tannehill for the purchase price (the "Purchase Price") stated in Section 2.3 hereof.

          2.3 Payment of the Purchase Price. As payment for the transfer and conveyance of the Cogeneration Assets by Tannehill to Berry, Berry shall deliver to Escrow for the benefit of Tannehill or its nominees at the Closing, in accordance with the provisions related to the Closing, a wire transfer with immediately available funds in the amount of Two Hundred Thousand Dollars ($200,000) to an account specified by the Escrow Agent (as herein defined) prior to the Closing. The transaction shall be subject to post-closing operating adjustment as provided in Section 2.4 hereof ("Operating Adjustment"). The Operating Adjustment shall not be handled through Escrow.

          2.4  Operating Adjustment.

               a. October 1, 1996, at 12:01 a.m. shall be considered the "Effective Date" of this Agreement, and the operations of Tannehill and the Cogeneration Assets, including income derived from the P.G.&E. S.O. #2 Contract, shall be for the account of Berry from and after that date, conducted in the ordinary course of business as described in Section 5.5 hereof; provided, however, that the application of such an Effective Date shall not be deemed to make Berry liable for any costs or charges related to the SOCAL Contract. For all other purposes, and without limiting the generality of the foregoing, the representations, warranties, covenants and indemnities herein, and the delivery of the Purchase Price, shall occur and be effective at the Closing. The Operating Adjustment will occur at or after the Closing with a cash payment in an amount equal to the net income or loss of the Cogeneration Assets after the Effective Date, adjusted to reflect only necessary operating revenues and expenses which would have been credited to or incurred by Berry had both this Agreement and the acquisition of the Cogeneration Assets under the Right to Purchase Contract been concluded and closed on the Effective Date. The operating revenues shall specifically include, but not be limited to, revenue from power and steam sales. Operating expenses shall exclude any payments made pursuant to the Cogeneration Lease or the Cogeneration Premises Lease, any SOCAL charges, legal fees, interest, amortization, unreasonable travel and entertainment and management fees in excess of Fifty Dollars ($50) per day. If the Cogeneration Assets produce a net income after the Effective Date, then Tannehill shall pay Berry an Operating Adjustment equal to such net income.
If the Cogeneration Assets produce a net loss after the Effective Date, then Berry shall pay Tannehill an Operating Adjustment equal to the amount of the net loss.

               b. In the event Tannehill does not provide Berry with its calculation of the Operating Adjustment (the "Calculation") prior to the Closing, Tannehill shall provide Berry with the Calculation within sixty (60) days after the Closing. Berry shall have immediate access at reasonable times to such books, records and invoices as it deems necessary to verify the Calculation. If Berry does not object to the Calculation within ten (10) days after receipt thereof by Berry, it shall be deemed to be final and binding upon the parties hereto. If Berry objects to the Calculation within such ten (10) days by specifying the items to which it objects, then the parties will attempt to mutually resolve any differences. If the differences cannot be resolved within twenty (20) days after Berry's objection to the Calculation, then all amounts agreed to shall be paid as provided below and the difference shall be resolved by arbitration under the Commercial Arbitration Rules of the American Arbitration Association. The costs of arbitration shall be shared equally by the parties. This Section 2.4 is the only Section or part of this Agreement which is subject to arbitration jurisdiction.

               c. Within three (3) days after the final determination of the Operating Adjustment, the party required to make the Operating Adjustment payment shall pay, via wire if requested, the other party the Operating Adjustment payment agreed upon.

          2.5 Allocation of Purchase Price. The parties agree to allocate the Purchase Price in accordance with the terms of Code Section 1060 and the Treasury Regulations promulgated thereunder, and to report this transaction for federal and state tax purposes in accordance with the agreed-upon allocation in the form of Exhibit 3 attached hereto and made a part hereof.

          2.6 Closing. Subject to the provisions of Articles VII and VIII, the closing (the "Closing") shall take place at 10 a.m., Pacific Standard Time, at the offices of Berry Petroleum Company, 28700 Hovey Hills Road, Taft, California, on such date prior to December 1, 1996, as to which Berry and Tannehill shall mutually agree. By written notice to the other party, either Berry or Tannehill shall have the right to extend the Closing an additional forty-five (45) days in the event that either party is not in a position to close by December 1, 1996.

          2.7 Proration of Credits and Payment Obligations. All credits and payment obligations associated with the Cogeneration Assets, excluding the leases described in Sections 1.7 and 1.8, including but not limited to lease rentals and other forms of contractual payments, shall be prorated between Tannehill and Berry as of the Effective Date. Tannehill shall be responsible and shall pay for all such items due, incurred or attributable to the period prior to the Effective Date and Berry shall be responsible and shall pay for all such items due, incurred or attributable to the period after such date.

          2.8 Real Estate and Other Taxes. All real estate, occupation, ad valorem, personal property and severance taxes and charges on the Cogeneration Assets shall be prorated as of the Effective Date. Tannehill shall pay all such items for all periods prior to such date, however, Berry shall be entitled to all refunds and rebates with regard to such periods. In the event Berry pays additional taxes or charges which are assessed upon or levied against the Cogeneration Assets after Closing with respect to any period prior to the Effective Date, Tannehill shall promptly reimburse Berry the amount thereof upon presentation of a receipt therefor. If Tannehill elects to challenge the validity of such bill or any portion thereof, Berry shall extend reasonable cooperation to Tannehill in such efforts, at no expense to Berry.

          2.9 Documentation of Sale and Transfer of Ownership. Except as otherwise provided herein, the Cogeneration Assets shall be conveyed pursuant to the Instruments of Transfer in such form or forms customary and necessary to properly transfer the tangible and intangible assets included in the Cogeneration Assets according to the requirements of any applicable federal, state or local agency.

               a.   Tannehill shall deliver control of the Cogeneration
Assets to Berry at the Closing subject to the reservations, limitations, conditions and restrictions contained in this Agreement and the Instruments of Transfer.

               b. Tannehill shall make available at Tannehill's offices or such other place as deemed appropriate by Berry until the Closing, during normal business hours, for examination by Berry, such title information and abstracts as may then be available in Tannehill's files.

          2.10 Closing Procedure. At the Closing through Escrow, the transactions listed below shall occur, all subject to and conditioned upon the execution and delivery of a Certificate of Satisfaction described in paragraph 2.10e hereof.

               a. Tannehill shall deliver to Berry originals (unless otherwise noted) of each of the following documents:

                    (1) Certified resolutions of the Board of Directors of Tannehill authorizing the execution and delivery of this Agreement and the transactions contemplated hereby.

                    (2)  The Cogeneration Lease, Cogeneration Premises
Lease, Operations and Maintenance Agreement, P.G.&E. S.O. #2 Contract, all insurance policies presently in force with respect to the Cogeneration Assets, and all leases, contracts, agreements, indentures and other instruments described in the Tannehill Disclosure Letter.

                    (3) Assignment of the P.G.&E. S.O. #2 Contract from Tannehill to Berry, executed by Berry and Tannehill and Consent to Assignment of the P.G.&E. S.0. #2 Contract from Tannehill to Berry, executed by Berry, Tannehill and P.G.&E.

                    (4) Assignment of the Cogeneration Lease from Tannehill to Berry, executed by Berry and Tannehill, consented to by Security Pacific in the Right to Purchase Contract.

                    (5) Assignment of the Cogeneration Premises Lease from the Premises Lessors to Berry, executed by Berry, Tannehill and the Premises Lessors under such Premises Lease, consented to by Security Pacific in the Right to Purchase Contract.

                    (6) The Right to Purchase Contract, executed by Tannehill, Security Pacific and Berry.

                    (7) Amendment and Consent to Assignment of the Operations and Maintenance Agreement as provided in Section 7.10 from Tannehill to Berry, executed by Berry, Tannehill and Solar (the "Amended Operations & Maintenance Agreement"), (which document contains a representation by Solar that Tannehill has not breached any provision of, and is not in default under, the terms of the Operations and Maintenance Agreement) and the Berry Indemnity and the Reserve Security Instruments (as those terms are defined in the Amended Operations & Maintenance Agreement).

                    (8)  Executed Instruments of Transfer.

                    (9)  Executed Certificate of Compliance of Tannehill.

                    (10) Executed Opinion of Counsel to Tannehill.

                    (11) Tannehill Disclosure Letter.

                    (12) Written notice from Sunset (as defined in Section 7.13) meeting the requirements of Section 7.13 hereof.

               b. Berry shall deliver to Tannehill originals (unless otherwise noted) of each of the following documents:

                    (1) Certified resolutions of the Board of Directors of Berry authorizing the execution and delivery of this Agreement and the transactions contemplated hereby.

                    (2)  Executed Certificate of Compliance of Berry.

                    (3)  Executed Opinion of Counsel to Berry.

                    (4)  Berry Disclosure Letter.

               c.   Berry and Tannehill will execute and mutually deliver two
(2) originals of a statement that the respective transactions contemplated by the Purchase and Sale Agreement between Berry and Tannehill Oil Company, a general partnership, et al., dated November 8, 1996 (the "Partnership Purchase Agreement"), and the Purchase and Sale Agreement between Berry and Tannehill Oil Company, Inc., a California corporation, dated November 8, 1996 (the "TOC Purchase Agreement"), are in condition to close.

               d. Berry will deliver to Tannehill the Purchase Price as provided in Section 2.3 hereof.

               e.   Berry and Tannehill will execute and mutually deliver two
(2) originals of the Certificate of Satisfaction in the form of Exhibit 4 attached hereto and made a part hereof.

          2.11 Post Closing Access to Documents. Tannehill will cooperate with Berry and its agents on any post-closing audit or financial review that is required by Berry due to the transactions contemplated by this Agreement.

          2.12 Escrow. First American Title Insurance Company, a California corporation, whose address is 4540 California Avenue, Suite 100, P.O. Box 1945, Bakersfield, California 93309, is hereby appointed to act as escrow agent ("Escrow Agent") to conduct the purchase and sale of the Cogeneration Assets. Berry and Tannehill shall execute instructions to the Escrow Agent, substantially in the form of Exhibit 5 and attached hereto and made a part hereof, to provide for the payment of liabilities secured by the Cogeneration Assets and the release of Encumbrances, other than Permitted Encumbrances, against the Cogeneration Assets. Berry and Tannehill further agree that Tannehill shall be responsible for and pay for all escrow fees and charges.


                           ARTICLE III
           REPRESENTATIONS AND WARRANTIES OF TANNEHILL


          Except as set forth in the Tannehill Disclosure Letter, Tannehill hereby represents and warrants to and covenants with Berry as follows:

          3.1 Corporate Organization. Tannehill is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has full power and authority to conduct its business as currently conducted and to own, operate and lease the Cogeneration Assets it now owns, operates or holds under lease.

          3.2  Effect of Agreement; Consents.

               a. The execution, delivery and performance of this Agreement by Tannehill and the consummation by Tannehill of the transactions contemplated hereby (i) do not require the consent, approval, clearance, waiver, order or authorization of any Person except PG&E, Security Pacific and Solar; (ii) do not violate any provision of the Articles of Incorporation or Bylaws of Tannehill; (iii) do not conflict with or violate any permit, concession, grant, franchise, statute, law, rule or regulation of any Governmental Entity or any order, judgment, award or decree of any court or other Governmental Entity to which Tannehill is subject or any of the Cogeneration Assets are bound; and
(iv) do not conflict with, or result in any breach of, or default or loss of any right under (or an event or circumstance that, with notice or the lapse of time, or both, would result in a default), or the creation of any Encumbrance pursuant to, or cause or permit the acceleration prior to maturity of any amounts owing under any indenture, mortgage, deed of trust, lease or other agreement to which Tannehill is a party or to which any of the Cogeneration Assets are subject, in each case, which failure, violation, conflict or breach would, in the aggregate, materially hinder or impair the consummation of the transactions contemplated by this Agreement.

               b. The execution, delivery and performance of this Agreement by Tannehill will not result in the loss of any governmental license, franchise or permit possessed by Tannehill related to the Cogeneration Assets or give a right of acceleration or termination to any party to any agreement or other instrument to which Tannehill is a party and by which the Cogeneration Assets are bound, or result in the loss of any right or benefit under such agreement or instrument.

          3.3 Financial Statements. Tannehill has heretofore furnished to Berry true and correct copies of the balance sheets of Tannehill as of December 31, 1995, April 30, 1996, and September 30, 1996, and the related statements of revenues and expenses for the periods then ended (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with the books and records of Tannehill and in conformity with generally accepted accounting principles applied, except as otherwise noted therein, on a basis consistent with prior periods, and fairly present, in all material respects, the financial position and results of operations of Tannehill as at and for the periods specified therein. As of September 30, 1996, Tannehill did not have any liability of any kind or manner, either direct, accrued, absolute or otherwise, which was required to be disclosed by generally accepted accounting principles and which was not reflected or disclosed in the Financial Statements and there have been no changes in Tannehill's method of accounting for tax purposes or other purposes except as disclosed in the Tannehill Disclosure Letter.

          3.4 Taxes and Tax Returns. Tannehill has filed all federal, state, local and foreign income and other tax returns required to be filed by it, and each such return is complete and accurate in all material respects. The taxes shown due on such returns have been paid and there are no taxes, interest, penalties, assessments or deficiencies (any of the foregoing being referred to herein as a "Tax") claimed to be due in respect of such tax returns or claimed in writing to be due by any taxing authority. The tax returns of Tannehill have not been audited by the IRS, nor has Tannehill received notice of any examination being conducted by the IRS or any other taxing authority for any fiscal year. All other taxes, including property taxes, imposed by the United States and by any state, municipality, subdivision or instrumentality of the United States, or other taxing authority, which are due and payable by Tannehill have been paid in full or will be paid or provided for up to the Closing date.

          3.5 Absence of Adverse Change. Since April 30, 1996, there has not been (a) any Material adverse change in the condition of the Cogeneration Assets; (b) any damage, destruction or loss adversely affecting the Cogeneration Assets; (c) any incurrence by Tannehill or by the Shareholders of or entry into any liability, mortgage, lien or transaction affecting the Cogeneration Assets; (d) any guarantee of or grant of a security interest to secure a third Person's obligations by Tannehill; (e) except as provided in the Tannehill Disclosure Letter, any commitment by Tannehill relating to the Cogeneration Assets; or (f) any agreement, in writing or otherwise, or any corporate action with respect to the foregoing. No event or condition has occurred or exists and Tannehill is not aware of any event or condition that has occurred or exists and that could result in a Material adverse change in the Cogeneration Assets since April 30, 1996.

          3.6 No Misleading Statements. This Agreement, the exhibits hereto and the information referred to herein, when taken as a whole, do not include any untrue statement of a material fact and do not omit any material fact necessary to make the statements contained herein or therein not misleading.

          3.7 No Significant Transactions. Except for the execution of this Agreement, since December 31, 1995, Tannehill has not engaged in any Material transactions and will not engage in any Material transactions prior to the Closing.

          3.8  Properties, Title and Related Matters.

               a.   Tannehill's interest, as Lessee of the Cogeneration
Lease, in the personal property and fixtures included in the Cogeneration Assets and the personal property and fixtures included in the Cogeneration Lease is free and clear of all Encumbrances except for Permitted Encumbrances. Tannehill has not breached any provision of and is not in default (and no event or circumstance exists that written notice or the lapse of time, or both, would constitute a default) under the terms of the Cogeneration Lease.

               b. Other than Tannehill's interest, as sublessee of the Cogeneration Premises Lease, in the real property upon which the Cogeneration Assets are located (the "Cogeneration Premises"), Tannehill has no easements or rights of way and no real property is leased by Tannehill. Tannehill has good title to all the leasehold estates pursuant to which the real property described in the previous sentence is leased, free and clear of all Encumbrances, except for Permitted Encumbrances. Except as described in the Tannehill Disclosure Letter, Tannehill has not breached any provision of and is not in default (and no event or circumstance exists that with notice or the lapse of time, or both, would constitute a default) under the terms of any lease, easement, right of way or other agreement pursuant to which the Cogeneration Premises are leased or held and all of such leases, easements, rights of way or other agreements are in full force and effect. There are no pending or threatened disputes with respect to any lease, easement, right of way or other agreement pursuant to which the Cogeneration Premises are leased or held and the lessor or grantor thereunder has not breached any provision of and is not in default (and no event or circumstance exists that with notice or the lapse of time, or both, would constitute a default) under the terms of any such lease, easement, right of way or other agreement. The Tannehill Disclosure Letter contains a description of all structures, improvements, tanks and pipes or other fixtures located on or under any leases, easements or rights of way included in or affecting the Cogeneration Premises.

               c. Since the physical inspection by Berry on September 5, 1996, the maintenance and operation of the machinery and equipment of the Cogeneration Assets listed in the Tannehill Disclosure Letter have been consistent with the past maintenance and operation of such machinery and equipment, ordinary wear and tear excepted, and, except as described in the Tannehill Disclosure Letter, all machinery, pipelines and equipment are operative in all material respects.

               d. Tannehill is not in material violation of and, except as disclosed in the Tannehill Disclosure Letter, Tannehill has not received any written notice of any violation of any zoning regulation, ordinance, law, rule, order, regulation or requirement relating to the Cogeneration Assets, or operation of or on its properties which remains uncured or which has not been dismissed where failure to comply therewith would have a Material adverse effect on Tannehill or the Cogeneration Assets.

               e. Attached to the Tannehill Disclosure Letter is a correct and complete list and copies of all policies of fire, liability and other forms of insurance held by

Tannehill presently in force with respect to the Cogeneration Assets. Such policies are in full force and effect and assignable and Tannehill is not in default under any of them.

               f. The Operations and Maintenance Agreement shall be subject to cancellation by Berry after the Closing without any requirement for the posting of a letter of credit or any other penalty other than an acceptable period of time to elapse for notice, except as such requirement may relate to the required Adjustment of Capacity Payments in the event of termination or reduction as required by the P.G.&E. S.O. #2 Contract.

          3.9 Legal Proceedings. Except as disclosed in the Tannehill Disclosure Letter, there is no legal, judicial, administrative or governmental arbitration or other action or proceeding or governmental investigation pending or threatened against Tannehill or any director or officer of Tannehill, or affecting any of the Cogeneration Assets, which if adversely determined would have a Material adverse effect on the Cogeneration Assets. Tannehill is not in violation of or default under any laws, ordinances, regulations, judgments, injunctions, orders or decrees (including, without limitation, any immigration laws or regulations) of any court or other Governmental Entity applicable to its business, which violations or defaults would have a Material adverse effect on the business, results of operations, financial condition,Cogeneration Assets or prospects of Tannehill. There are no Material judgments, orders, injunctions or decrees of any Governmental Entity regarding any agreement in which Tannehill is a named party or any of the Cogeneration Assets are identified or subject. Except for the SOCAL Litigation, there is no pending litigation in or to which Tannehill is a named party or any of the Cogeneration Assets of Tannehill are identified and subject.

          3.10 Records. Tannehill has records that accurately reflect its transactions and transactions that affect the Cogeneration Assets in all material respects.

          3.11 Contracts.

               a. All contracts, agreements, indentures and other instruments to which Tannehill is a party are attached to the Tannehill Disclosure Letter. Except for the agreements attached to the Tannehill Disclosure Letter, Tannehill is not a party to or bound by (i) any agreement, indenture or other instrument which contains restrictions with respect to the sale of the Cogeneration Assets; (ii) any contract, agreement, indenture, note or other instrument relating to (A) the granting of any Material Encumbrance or
(B) any guarantee or other contingent liability (identifying the primary contract or agreement to which such guarantee or contingent liability relates or the agreement pursuant to which such guarantee was delivered) affecting or in respect of the Cogeneration Assets; (iii) any management service, consulting or any other similar type of contract; (iv) any other agreement, contract or commitment limiting the freedom of Tannehill or any Affiliate of Tannehill to engage in any line of business, to own, operate, sell, transfer, pledge or otherwise dispose of or encumber any Asset or to compete with any Person or in any geographic area; or (v) any other agreement, contract or commitment which relates to the Cogeneration Assets. The Tannehill Disclosure Letter sets forth with respect to each mortgage, security agreement, letter of credit or guaranty, a cross reference to the principal agreement, instrument or document referred to in the Tannehill Disclosure Letter pursuant to which such mortgage, security agreement, letter of credit or guaranty was executed or to which such mortgage, security agreement, letter of credit or guaranty relates.

               b. Except as disclosed in the Tannehill Disclosure Letter, Tannehill has not breached any provision of or is not in default (and no event or circumstance exists that with notice or the lapse of time, or both, would constitute a default) under the terms of any agreement attached to the Tannehill Disclosure Letter. All contracts, agreements, indentures and other instruments attached to the Tannehill Disclosure Letter are in full force and effect. There are no pending or threatened disputes with respect to the contracts, agreements, indentures or instruments attached to the Tannehill Disclosure Letter. Tannehill is not obligated to pay any liquidated damages under any of the contracts, agreements, indentures or other instruments attached to the Tannehill Disclosure Letter and Tannehill is not aware of any facts or circumstances that could reasonably be expected to result in an obligation of Tannehill to pay such liquidated damages.

          3.12 Brokerage. No investment banker, broker or finder has acted directly or indirectly for Tannehill in connection with this Agreement or the transactions contemplated hereby. No investment banker, broker, finder or other Person is entitled to any brokerage or finder's fee or similar commission in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of Tannehill. Tannehill agrees to indemnify, defend and hold Berry harmless from and against any and all claims, liabilities or obligations with respect to all fees, commissions or expenses asserted by any Person on the basis of any act, statement, agreement or commitment alleged to have been made by Tannehill with respect to any such fee, expense or commission.

          3.13 Execution and Delivery. Tannehill has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by Tannehill and the performance of its obligations hereunder have been duly authorized by all necessary corporate action on its part, including unanimous approval by the Shareholders. This Agreement has been duly executed and delivered by Tannehill and constitutes a legal, valid and binding obligation of Tannehill, enforceable against it in accordance with its terms, except as such enforceability may be limited by or subject to (a) any bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and
(b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          3.14 Environmental Matters.

               a. To the best of Tannehill's knowledge, Tannehill has at all times operated in compliance with all applicable limitations, restrictions, conditions, standards, prohibitions, requirements and obligations of Environmental Laws and related orders of any court or other Governmental Entity.

               b. To the best of Tannehill's knowledge, Tannehill is not in violation of or subject to (i) any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or other Governmental Entity or (ii) any remedial obligations, in each case under any applicable Environmental Law relating to the Cogeneration Assets or operations conducted thereon by any Person at any time during which such Cogeneration Assets were owned, leased, used or operated by or for the benefit of Tannehill, or by any Person prior to such time to the extent Tannehill has knowledge of such matters.

               c. To the best of Tannehill's knowledge, all notices, permits, licenses or similar authorizations, if any, required to be obtained or filed by Tannehill under all applicable Environmental Laws in connection with its past or present operation or use of any and all Cogeneration Assets or the conduct of its business, including but not limited to past or present treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, have been duly obtained or filed.

               d. To the best of Tannehill's knowledge, all hazardous substances and solid wastes generated at any and all of the Cogeneration Assets or by any Person in connection with the ownership, lease, use or operation of the Cogeneration Assets have, at any time during which such Cogeneration Assets were owned, leased, used or operated by or for the benefit of Tannehill or any Affiliate thereof, been transported, stored, treated and disposed of by carriers or treatment, storage and disposal facilities authorized or maintaining valid permits under all applicable Environmental Laws.

               e. To the best of Tannehill's knowledge, all hazardous substances and solid wastes generated at any and all of the Cogeneration Assets or by any prior owner or operator of the Cogeneration Assets were transported, stored, treated and disposed of by carriers or treatment, storage and disposal facilities authorized or maintaining valid permits under all applicable Environmental Laws.

               f. To the best of Tannehill's knowledge, no Person has, at any time during which the Cogeneration Assets were owned, leased, used or operated by or for the benefit of Tannehill, disposed of or released any hazardous substance or solid waste on or under the Cogeneration Assets, except in compliance with all applicable Environmental Laws.

               g. To the best of Tannehill's knowledge, no Person has disposed of or released any hazardous substance or solid waste on, under or around the Cogeneration Assets, except in compliance with all applicable Environmental Laws.

               h. To the best of Tannehill's knowledge, no facts or circumstances exist which could reasonably be expected to result in any liability to any Person with respect to the current or past business and operations of Tannehill or the Cogeneration Assets in connection with any release, transportation or disposal of any hazardous substance or solid waste or action taken or omitted that was not in full compliance with or was in violation of any applicable Environmental Law.

          3.15 Employees.

               a.   Tannehill has no employees.

               b. Officers of Tannehill shall not assert claims against Berry based on employment by Tannehill for severance, retirement benefits, health benefits, deferred compensation, violations of any federal, state or local laws or statutes, wages or other benefits or compensation. Officers of Tannehill shall not assert any claim against Berry for discriminatory hiring practices based on state or federal laws or statutes, union contracts or for benefits based upon the Employee Retirement Income Security Act of 1974, as Amended ("ERISA").

               c. Tannehill is not currently nor has it ever been a party to any officer or employee pension or welfare plan to which ERISA applies or to which Tannehill was required to make contributions for the benefit of its employees, officers or directors.

               d. Neither Tannehill nor any of its Affiliates is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor union organization. There is no unfair labor practice or labor arbitration proceeding pending or threatened against Tannehill or any of its Affiliates relating to their business which, if determined adversely to Tannehill or the Affiliate would have a Material adverse effect. There are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving Tannehill or any of its Affiliates.

          3.16 Investigation. Tannehill and its agents, counsel and accountants have had reasonable access to representatives of Berry to make such investigations as they desired with respect to the business, operations and affairs of Berry in connection with the transactions contemplated hereby. In determining whether to consummate the transactions contemplated hereby, Tannehill is relying solely on the terms, covenants, representations, warranties and indemnities herein and on their own investigations into and analysis of the business, operations and condition (financial or otherwise) of Berry and have not relied on Berry, or its officers or directors, with respect to the interpretation of data relating to the valuation of Tannehill, the income tax ramifications of this purchase and sale, and/or the ability of Berry to operate the Cogeneration Assets.

          3.17 Consent of Public Utilities Commission Not Required. The consent of the California Public Utilities Commission to the transfer of the P.G.&E. S.O. #2 Contract from Tannehill to Berry is not required.

                            ARTICLE IV
             REPRESENTATIONS AND WARRANTIES OF BERRY


          Except as set forth in the Disclosure Letter from Berry delivered to Tannehill at or prior to the execution hereof, which shall refer to the relevant Sections of this Agreement (the

"Berry Disclosure Letter"), Berry hereby represents and warrants to and covenants with Tannehill as follows:

          4.1 Corporate Organization. Berry is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as it is now being conducted, and to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

          4.2 Due Authorization, Execution and Delivery; Effect of Agreement. The execution, delivery and performance by Berry of this Agreement and the consummation by Berry of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Berry. This Agreement has been duly and validly executed and delivered by Berry and constitutes the legal, valid and binding obligation of Berry, enforceable against it in accordance with its terms, except to the extent that such enforceability (a) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally; and
(b) is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution, delivery and performance by Berry of this Agreement and the consummation by Berry of the transactions contemplated hereby (i) do not require the consent, approval, clearance, waiver, order or authorization of any Person, except as otherwise disclosed in the Berry Disclosure Letter; (ii) do not violate any provision of the Certificate of Incorporation or Bylaws of Berry; (iii) do not conflict with or violate any permit, concession, grant, franchise, statute, law, rule or regulation of any Governmental Entity or any order, judgment, award or decree of any court or other Governmental Entity to which Berry is subject; and (iv) do not conflict with, or result in any breach of, or default or loss of any right under (or an event or circumstance that, with notice or the lapse of time, or both, would result in a default), or the creation of an Encumbrance pursuant to, or cause or permit the acceleration prior to maturity of any amounts owing under, any indenture, mortgage, deed of trust, lease, or other agreement to which Berry is a party, in each case, which failure, violation, conflict or breach would, in the aggregate, materially hinder or impair the consummation of the transactions contemplated by this Agreement.

          4.3 Consents. Except as otherwise disclosed in the Berry Disclosure Letter, no consent, approval or authorization of, or exemption by, or filing with, any Governmental Entity or any Person is required in connection with the execution, delivery or performance by Berry of this Agreement or the taking of any other action contemplated hereby.

          4.4 Litigation. There is no legal, judicial, administrative or governmental arbitration or other action or proceeding or governmental investigation pending against Berry, or threatened against Berry, which seeks to enjoin or obtain damages in respect of the consummation of the transactions contemplated hereby.

          4.5 Brokerage. No investment banker, broker, finder or other Person is entitled to any brokerage or finder's fee or similar commission in respect of this Agreement or the transactions contemplated hereby based in any way on agreements, arrangements or understandings made by or on behalf of Berry. Berry agrees to indemnify and hold Tannehill and the Partners harmless from and against any and all claims, liabilities or obligations with respect to all fees, commissions or expenses asserted by any Person on the basis of any act, statement, agreement or commitment alleged to have been made by Berry with respect to any such fee, commission or expense.

          4.6 Approvals. No approval of the stockholders of Berry is necessary or required under the Delaware General Corporation Law, as currently in effect, or Berry's Certificate of Incorporation or Bylaws for the consummation of the transactions contemplated by this Agreement.


                            ARTICLE V
                      COVENANTS OF TANNEHILL

          From and after the date of this Agreement until the Closing, except as expressly authorized by this Agreement or expressly consented to in writing by Berry, Tannehill covenants and agrees with Berry as follows:

          5.1 Access to Tannehill. Tannehill shall afford to Berry and to the employees, agents, lenders, investors and authorized representatives of Berry and to their respective counsel and accountants such reasonable access to the Cogeneration Assets, officers, offices, equipment, files, agreements, documents, and books and records of Tannehill (including, without limitation, engineering data and information, computer programs, tapes and other records), and the opportunity to make notes, abstracts and copies therefrom, as may be requested by Berry in order that Berry may have full opportunity to make such reasonable investigations as it shall desire with respect to the business, operations, Cogeneration Assets and affairs of Tannehill in connection with the transactions contemplated hereby and Tannehill shall furnish Berry with such additional financial and operating data and other information as to the business, operations and Cogeneration Assets of Tannehill as Berry shall, from time to time, reasonably request for such purpose. Berry hereby releases Tannehill from all liability arising out of the entry by Berry or its employees, agents, lenders, investors or authorized representatives onto the business premises of Tannehill for purposes of conducting the investigation contemplated by this Section 5.1. Berry hereby agrees to indemnify, defend and hold harmless Tannehill against all liability, demands, claims, costs, losses, damages, recoveries, settlements and expenses incurred by Tannehill arising from or related to the conduct by Berry or its employees, agents, lenders, investors or authorized representatives of the investigation.

          5.2  Governmental Approvals; Consents.

               a. Tannehill shall use its best efforts, and shall cooperate with Berry, to obtain all permits, approvals and consents, and to make all filings, necessary or required to be obtained or made, and to begin and cause all waiting periods required to lapse, for Berry to have full use and enjoyment of the Cogeneration Assets subsequent to the purchase and sale and for the consummation by Tannehill of the transactions contemplated by this Agreement under any applicable federal law or the applicable laws of any state having jurisdiction over the transactions contemplated hereby (all such permits, approvals, filings and consents and the lapse of all such waiting periods being referred to as the "Requisite Regulatory Approvals").

               b. Tannehill shall use its best efforts to obtain all consents, approvals, clearances, waivers, orders or authorizations of any Person necessary to be obtained by Tannehill for Berry to have full use and enjoyment of the Cogeneration Assets subsequent to the purchase and sale and for the consummation of the transactions by Tannehill contemplated by this Agreement.

          5.3 Litigation and Claims. Tannehill shall promptly inform Berry in writing of any litigation, or of any claim or controversy or contingent liability of which Tannehill becomes aware that might reasonably be expected to become the subject of litigation, against Tannehill or affecting any of the Cogeneration Assets.

          5.4 Notice of Changes. Tannehill shall promptly inform Berry in writing if Tannehill becomes aware of any change that shall have occurred or that shall have been threatened (or any development that shall have occurred or that shall have been threatened involving a prospective change) in the financial condition, results of operations, business of the Cogeneration Assets or of Tannehill that is or with the exercise of reasonable business judgment would be expected to have an adverse effect on the Cogeneration Assets. Tannehill shall promptly inform Berry in writing if any representation or warranty made by Tannehill in this Agreement shall cease to be accurate or upon the occurrence of any breach of any covenant or other agreement required by this Agreement to be performed or complied with by Tannehill.

          5.5 Conduct of Business Operations. Tannehill shall not, without the prior written consent of Berry:

               a. Except as a result of damages to the Cogeneration Assets as a result of a force majeure, fail to use its best efforts to operate the Cogeneration Assets in the same manner as they have been historically operated and Tannehill shall avoid experiencing a loss in electrical generation output below 14.2 megawatts per day, except for reductions due to scheduled maintenance.

               b. Other than in the ordinary course of business, sell, lease or otherwise dispose of any Cogeneration Assets or any interests therein, or enter into, or consent to the entering into of, any agreement granting to any third Person a right to purchase, lease or otherwise acquire any Cogeneration Assets or interests therein, except as otherwise provided for in this Agreement;
               c. Enter into any agreement or incur any obligation, the terms of which would be violated by the consummation of the transactions contemplated by this Agreement;

               d. (i) Enter into any new line of business with respect to the Cogeneration Assets; (ii) change its investment, liability management and other material policies in any respect; (iii) incur or commit to any capital expenditures or financing relative to the Cogeneration Assets; (iv) otherwise acquire or agree to acquire any assets for a total consideration in the aggregate in excess of Five Thousand Dollars ($5,000); or (v) waive any right under or cancel any contract, debt or claim listed in any exhibits hereto or the Tannehill Disclosure Letter, which waiver or cancellation would have an adverse effect on the Cogeneration Assets;

               e. Maintain books of account relative to the Cogeneration Assets other than in the usual, regular and ordinary manner in accordance with good business practices or make any change in any of its accounting methods or practices; or

               f. Take any action that would or might reasonably be expected to result in any of the conditions to Closing set forth in Article VII hereof not being satisfied.

          5.6 Maintain Cogeneration Assets and Operations. Except for entering into the Right to Purchase Contract for acquisition of the Cogeneration Assets as provided in Sections 1.26 and 5.10 hereof, during the period from the date hereof through the Closing, Tannehill shall (a) carry on its business in the usual, regular and ordinary course in a good and diligent manner consistent with sound business practices and in compliance with all applicable laws, rules and regulations; (b) not introduce any new method of management or operation; (c) use its best efforts to preserve its business organization, maintain its rights and franchises, keep available the services of its officers and employees and preserve the goodwill and its relationships with customers, suppliers and others having business dealings with it;
(d) preserve in full force and effect all leases, operating agreements, easements, rights of way, permits, licenses, contracts and other agreements which relate to the Cogeneration Assets (other than those expiring by their terms); (e) use its best efforts to perform or cause to be performed all of its obligations in or under any of such leases, agreements and contracts to be transferred as part of the Cogeneration Assets; (f) use its best efforts to safeguard and maintain secure all reports and other confidential data in the possession of Tannehill relating to the Cogeneration Assets; and (g) use its best efforts to operate its business and activities in the same manner as they have been carried out and to maintain the same level of expenditure as have previously been incurred in connection with such business and activities.

          5.7 Exclusive Dealing. Tannehill shall not directly or indirectly, through any representative or otherwise, solicit or entertain offers from, negotiate with or in any manner encourage, discuss, accept or consider any proposal of any Person relating to the acquisition of the assets or business, in whole or in part of Tannehill, whether through direct purchase, consolidation or other business combination (other than sales of inventory or in the ordinary course of business) so long as this Agreement has not been terminated. Tannehill recognizes that Berry has and continues to incur substantial time and expense in evaluating this transaction. Tannehill acknowledges that Berry, in reliance on this Section 5.7, will continue to incur additional time, effort and expense. Tannehill has agreed to this provision due to the unique terms specified in the AIP and contemplated in this transaction.

          5.8  Termination Fee.  In the event that Tannehill breaches Section
5.7 hereof and within twelve (12) months after such breach or termination, Tannehill closes a transaction with an unrelated third party relating to the acquisition of a Material portion of the Cogeneration Assets or the business of Tannehill, in whole or part, whether through direct purchase, merger, consolidation or other business combination (other than sales of inventory or immaterial portions of Tannehill's Cogeneration Assets in the ordinary course), then, immediately upon such closing, Tannehill shall pay to Berry the sum of Twenty Thousand Dollars ($20,000). Such payment shall constitute liquidated damages and, in the absence of fraud or bad faith, shall be in lieu of any other penalty or remedy Berry might otherwise seek, the parties having determined that the actual damages resulting from the events for which such liquidated damages are to be awarded would be extremely difficult and uncertain to calculate and that liquidated damages above represent a good faith estimate of such actual damages.

___________                                            __________
Tannehill initials                                 Berry initials

___________                ___________       ___________          __________

___________                ___________       ___________          __________

___________                ___________       ___________          __________

___________                ___________       ___________          __________
Shareholders' initials


          5.9 Maintenance of Books and Records. Tannehill will possess and maintain the complete books and records of the Cogeneration Assets.

          5.10 Lease of the Cogeneration Assets and Right to Purchase. At the Closing, Tannehill will hold the lessee's interest in the Cogeneration Lease and the right to purchase the Cogeneration Assets from Security Pacific, free of debt or encumbrances, including without limitation the following executed agreements, assignments and consents: (a) Cogeneration Lease Assignment;
(b) Assignment and Consent to Assignment by PG&E of the P.G.&E. S.O. #2 Contract from Tannehill to Berry, without modification; (c) Assignment and Consent to Assignment by Solar of the Operations and Maintenance Agreement from Tannehill to Berry, modified as provided in Section 7.10 hereof;
(d) Certificates of Non-default effective at the Closing as to Solar; (e) to the extent available through the best efforts of Tannehill, all books, data sheets, logs, maintenance manuals and other records relating to the Cogeneration Assets from the date of its construction to the Closing; (f) to the extent available through the best efforts of Tannehill, originals or copies of all insurance policies issued to Monarch, Solar or Tannehill covering or relating to the Cogeneration Assets from the date of its construction to the Closing; and (g) executed Right to Purchase Contract.

          5.11 Taxes. Tannehill shall pay any documentary transfer, sales or use taxes that may become due on the purchase and sale of the Cogeneration Assets under the terms of this Agreement and/or the purchase of Security Pacific's interest in the Cogeneration Assets under the Right to Purchase Contract, plus any penalty or interest thereon.

                             ARTICLE VI
                        COVENANTS OF BERRY


          Berry hereby covenants and agrees with Tannehill as follows:

          6.1 Cooperation. Subject to the terms and conditions of this Agreement, Berry shall cooperate with Tannehill to use its best efforts to secure all necessary consents, approvals, authorizations, exemptions and waivers from all Persons and Governmental Entities as shall be required to be obtained by Berry in order to enable Berry to consummate the transactions contemplated hereby; provided, however, that under no circumstances shall Berry be required to pay any money or obligate itself to such a person beyond the terms of this Agreement.

          6.2 Governmental Approvals. Berry shall use its best efforts, and shall cooperate with Tannehill, to obtain all Requisite Regulatory Approvals.

          6.3 Disclosure Responsibilities. Berry, as a reporting company under Section 12 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and listed company under the New York Stock Exchange (the "NYSE"), is required to comply with certain disclosure requirements regarding its business activities, including, but not limited to, the issuance of press releases and the preparation and filing of periodic reports with the Securities and Exchange Commission. In order to comply with the disclosure requirements of the Exchange Act and NYSE, as well as the timing of such disclosures, all statements to the public, including press releases, shall be at the sole discretion of Berry.


                           ARTICLE VII
                CONDITIONS TO OBLIGATIONS OF BERRY


          The obligations of Berry to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver by Berry) on or prior to the Closing of all of the following conditions:

          7.1 Accuracy of Representations and Warranties. The representations and warranties of Tannehill set forth in this Agreement shall be true and correct in all respects as of the date when made and at and as of the Closing.

          7.2 Performance of Covenants and Agreements. Tannehill shall have duly performed and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing. None of the events or conditions entitling Berry to terminate this Agreement under Article IX hereof shall have occurred and be continuing.

          7.3 Consents. Any consent required for the consummation of this purchase and sale under any agreement, contract, license or other instrument described in any exhibit hereto or referred to herein, or for the continued enjoyment by Berry of any benefits of such agreement, contract, license or other instrument after the Closing, which consent Tannehill is specifically obligated to obtain pursuant to this Agreement, shall have been obtained and be effective.

          7.4 Governmental Approvals. All Requisite Regulatory Approvals shall have been obtained, made or lapsed and shall be in full force and effect.

          7.5 Approval of Counsel. The form and substance of all legal matters contemplated hereby and all papers delivered hereunder shall be reasonably acceptable to Nordman, Cormany, Hair & Compton, counsel to Berry.

          7.6 Officers' Certificate. Berry shall have received a certificate of Tannehill, substantially in the form of Exhibit 6 attached hereto and made a part hereof, satisfactory in form and substance to Berry, executed on behalf of Tannehill by its President and Secretary, as to compliance with the matters set forth in Sections 7.1, 7.2, 7.3 and 7.4 of this Agreement.

          7.7 Resolutions. Berry shall have received certified copies of resolutions of the Board of Directors of Tannehill and the written consents of the Shareholders owning one hundred percent (100%) of the outstanding shares of common stock of Tannehill approving this Agreement, and the transactions contemplated hereby.

          7.8 Opinions of Counsel. Berry shall have received the opinions of Roger Coley and William Alexander, counsel to Tannehill and the Shareholders, in form and content satisfactory to Berry, substantially in the form of Exhibit 7 attached hereto and made a part hereof.

          7.9 Closing of Agreements. The Closing shall not occur unless the Closings contemplated by the Partnership Purchase Agreement and the TOC Purchase Agreement have occurred or will occur concurrently with the Closing.

          7.10 Termination of Operations and Maintenance Agreement. The Operations and Maintenance Agreement shall be modified to provide that it is subject to cancellation by Berry after the Closing without any requirement for the posting of a letter of credit or any other penalty other than an acceptable period of time to elapse for notice, except as such requirement may relate to the Required Adjustment of Capacity Payments in the event of termination as required by the P.G.&E. S.O. #2 Contract. Berry shall have received the duly executed Amended Operations & Maintenance Agreement, the Berry Indemnity and the Reserve Security Instruments (as those terms are defined in the Amended Operations & Maintenance Agreement).

          7.11 PG&E Consent. PG&E will have consented to the transfer of the P.G.&E. S.O. #2 Contract from Tannehill to Berry without amendment to such contract.

          7.12 Good Standing Certificates. Tannehill shall have delivered valid Good Standing Certificates from the Secretary of the State of California and the California Franchise Tax Board showing Tannehill in good standing.

          7.13 Sunset Investment Indemnity. Berry shall have received an indemnity from Sunset Investment Company, LLC, a California limited liability company ("Sunset"), in form and content satisfactory to Berry substantially in the form of Exhibit 8 attached hereto and made a part hereof. Berry shall also have received written confirmation from Sunset in a form acceptable to Berry that Sunset has established a reserve fund, in an amount of not less than Five Million Dollars ($5,000,000) to be held for the benefit of Berry (and others) to indemnify Berry (and others) from and against any and all costs, claims, judgments, settlements and liabilities arising out of the SOCAL Contract and the SOCAL Litigation and that all terms and conditions of the Amended Operations & Maintenance Agreement by and among Berry, Tannehill and other parties, have been satisfied.

          7.14 Tannehill shall have delivered the duly executed Right to Purchase Contract.


                           ARTICLE VIII
              CONDITIONS TO OBLIGATIONS OF TANNEHILL

          The obligations of Tannehill to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver by Tannehill) on or prior to the Closing of all of the following conditions:

          8.1 Accuracy of Representations and Warranties. The representations and warranties of Berry set forth in this Agreement shall be true and correct in all material respects as of the date when made and at and as of the Closing.

          8.2 Performance of Covenants and Agreements. Berry shall have duly performed and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing. None of the events or conditions entitling Tannehill to terminate this Agreement under Article IX hereof shall have occurred and be continuing.

          8.3 Resolutions. Tannehill shall have received certified copies of resolutions of the Board of Directors of Berry approving this Agreement and the transactions contemplated hereby.

          8.4 Approval of Counsel. The form and substance of all legal matters contemplated hereby and all papers delivered hereunder shall be reasonably acceptable to Roger Coley, counsel to Tannehill and the Shareholders.

          8.5 Governmental Approvals. All Requisite Regulatory Approvals shall have been obtained, made or lapsed and shall be in full force and effect.

          8.6 Officers' Certificate. Tannehill shall have received a certificate of Berry, substantially in the form of Exhibit 9 attached hereto and made a part hereof, satisfactory in form and substance to Tannehill, executed on behalf of Berry by the President and Secretary of Berry, as to compliance with the matters set forth in Sections 8.1, 8.2, 8.3 and 8.5 of this Agreement.

          8.7 Opinion of Counsel. Tannehill shall have received the opinion of Nordman, Cormany, Hair & Compton, counsel to Berry, in form and content reasonably satisfactory to Tannehill, substantially in the form of Exhibit 10 attached hereto and made a part hereof.

          8.8 Closing of Agreements. The Closing shall not occur unless the Closings contemplated by the Partnership Purchase Agreement and the TOC Purchase Agreement have occurred or will occur concurrently with the Closing.


                            ARTICLE IX
                   TERMINATION PRIOR TO CLOSING

          9.1 Termination. This Agreement may be terminated at any time prior to the Closing:

               a.   By the mutual written consent of Berry and Tannehill;

               b. Subject to the right of either party to extend the Closing as provided in Section 2.6 hereof, upon written notice by either party to the other party if the Closing has not occurred forty-five (45) days after the execution of this Agreement;

               c. By Berry in writing if Tannehill or the Shareholders shall be in Default;

               d.   By Tannehill in writing if Berry shall be in Default;

               e. By Berry if, after the date of this Agreement, there shall have occurred a Material adverse change (or any development or condition involving a prospective Material adverse change) in the business, financial condition or results of operations of Tannehill; or

               f. By Berry, if the transaction is not approved by all of the Shareholders.

          9.2 Effect on Obligations. Termination of this Agreement pursuant to this Article shall terminate all obligations of the parties hereunder, except for the obligation under Sections 3.12 and 4.5; provided, however, that termination pursuant to paragraphs 9.1c or d hereof shall not relieve any defaulting party from any liability to the other parties hereto.


                            ARTICLE X
                         INDEMNIFICATION

          10.1 Indemnification by Berry. Berry agrees to indemnify, defend and hold Tannehill, and agents of Tannehill, harmless from and against any and all loss, liability, damage, costs and expenses (including interest, penalties, settlements, fines, costs and expenses incurred in connection with investigating and defending any claims or causes of action, and reasonable attorneys' fees) that Tannehill and its agents may incur or become subject to arising out of or due to any inaccuracy of any representation or the breach of any warranty, covenant, undertaking or other agreement of Berry contained in this Agreement.

          10.2 Indemnification by Tannehill and the Shareholders. Tannehill and the Shareholders, jointly and severally, agree to indemnify, defend and hold Berry, and the officers, directors, employees and agents of Berry (collectively, the officers, directors, employees and agents being referred to in each case as its "Related Parties") harmless from and against any and all lawsuits, liability, damages, costs and expenses (including interest, penalties, settlements, fines, costs and expenses incurred in connection with investigating and defending any claims or causes of action, and reasonable attorneys' fees) that Berry and its Related Parties may incur or become subject to or arising out of or due to (a) any inaccuracy of any representation or the breach of any warranty, covenant, undertaking or other agreement of Tannehill or the Shareholders contained in this Agreement, or (b) any claim by SOCAL, PG&E, Solar, or any other creditor of Tannehill or the Shareholders against Berry based upon or related to, in whole or in part, the SOCAL Contract, the SOCAL Litigation or the transfer of the Cogeneration Assets to Berry.

          10.3 Survival. The several warranties, indemnities, representations, covenants and agreements of the parties contained in this Agreement and in any other instrument delivered pursuant hereto shall survive the Closing and shall remain in full force and effect thereafter.

          10.4 Notice and Opportunity to Defend.

               a. If a party seeking indemnification (the "Indemnitee") becomes aware of any matters that it believes may give rise to an indemnifiable claim, or asserts any claim that it believes may be indemnifiable pursuant to this Agreement, the Indemnitee shall give the party obligated to provide indemnification (the "Indemnifying Party") prompt written notice of such matter or claim, stating with particularity the nature of such matter or the aforementioned claim and the amount thereof. Failure to provide such notice shall not affect the right of the Indemnitee to indemnification except to the extent such failure shall have resulted in liability to the Indemnifying Party that could have been actually avoided had such notice been provided within such required time period.

               b. If the matter that the Indemnitee believes gives rise to an indemnifiable claim does not involve a third party claim against an Indemnitee, the Indemnifying Party shall have thirty (30) days from the date on which it received notice of such claim pursuant to this Section to respond to such notice. If such Indemnifying Party accepts responsibility or does not respond within such thirty (30)-day period, the Indemnifying Party shall promptly pay to the Indemnitee the full amount of such claim. If the Indemnifying Party rejects any liability with respect to such claim, it shall give written notice of such objection to the Indemnitee within such thirty
(30)-day period and the parties shall seek to resolve such claim by agreement. If the parties are unable to resolve such claim by agreement within sixty (60) days following the expiration of such thirty (30)-day period mentioned above, the parties shall be entitled to pursue, without prejudice to any of their rights hereunder, such remedies as may be available to the parties under applicable law.

               c. In the event any action, suit, proceeding or investigation is brought against the Indemnitee by a third party which the Indemnitee believes may give rise to an indemnifiable claim, the Indemnitee shall give the Indemnifying Party prompt written notice of the commencement of such action, suit, proceeding or investigation as provided in paragraph a. of this Section. Such Indemnifying Party shall have a period of thirty (30) days after receipt of such notice within which to respond to such notice. If such Indemnifying Party does not respond within such thirty (30)-day period or rejects responsibility for such matter in whole or in part, the Indemnitee shall be free to pursue, without prejudice to any of its rights hereunder, such remedies as may be available to such party under applicable law. If such Indemnifying Party accepts responsibility, such Indemnifying Party shall, as between the Indemnitee and the Indemnifying Party, be obligated to compromise or defend such matter, at its own expense. The Indemnitee shall employ counsel of its choice and the Indemnifying Party shall reimburse the Indemnitee for attorneys' fees and costs. The Indemnifying Party shall cooperate fully with the Indemnitee and its counsel in the defense against any such asserted liability. Any compromise of such asserted liability by the Indemnitee shall require the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld. If, however, the Indemnitee refuses its consent to a bona fide offer of settlement that involves solely the payment of cash that the Indemnifying Party wishes to accept, the Indemnitee may continue to pursue such matter, free of any participation by the Indemnifying Party, at the sole expense of the Indemnitee. In such event, the obligation of the Indemnifying Party to the Indemnitee shall be equal to the lesser of (i) the amount of the offer of settlement that the Indemnitee refused to accept plus the costs and expenses of the Indemnitee prior to the date the Indemnifying Party notified the Indemnitee of the offer of settlement; and (ii) the actual out-of-pocket amount the Indemnitee is obligated to pay as a result of such party's continuing to pursue such matter. An Indemnifying Party shall be entitled to recover from the Indemnitee any additional expenses incurred by such Indemnifying Party as a result of the decision of the Indemnitee to pursue such matter.

          10.5 General. The indemnification provided in this Agreement shall apply regardless of whether the matter subject to indemnification involved an action taken or omitted that was negligent, grossly negligent or reckless by the Person to be so indemnified. It is understood that such indemnification is intended to be a means of compensating the parties for any damage or liability directly or indirectly realized by them for matters subject to such indemnification. To the extent the indemnification provided for herein may not be provided to any Person under law, such indemnification shall be required to be provided to any other Person for whom such indemnification may be permissible as herein provided.


                            ARTICLE XI
                          MISCELLANEOUS

          11.1 Entire Agreement. This Agreement and related documents executed concurrently herewith constitute the sole understanding of the parties hereto with respect to the matters provided for herein and supersedes the AIP and any previous agreements and understandings between the parties with respect to the subject matter hereof. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by Berry and Tannehill.

          11.2 Successors and Assigns. This Agreement will inure to the benefit of and be binding upon Berry, Tannehill and the Shareholders and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties hereto.

          11.3 Expenses. Except as provided in Sections 10.1 and 10.2 hereof, each party hereto shall be responsible for the payment of the fees and expenses of their respective counsel, accountants and other experts.

          11.4 Taking of Necessary Action. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees, subject to applicable laws, to use all reasonable best efforts promptly to take or cause to be taken all action and to promptly do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. Without limiting the foregoing and subject to the terms and conditions of this Agreement, the parties shall use their reasonable best efforts to obtain and make all consents, approvals, assurances and filings of or with third parties and Governmental Entities necessary or advisable for the consummation of the transactions contemplated by this Agreement. Each party shall cooperate with the other in good faith to help the other satisfy its obligations hereunder.

          11.5 Invalidity.  Except for satisfaction of the conditions of
Article VII or VIII, and the provisions of Article X, if any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

          11.6 Attorneys' Fees. In the event of any claim, dispute or controversy arising out of or relating to this Agreement, including an action for declaratory relief, the prevailing party in such action or proceeding shall be entitled to recover its taxable costs or arbitration fees, and reasonable out-of-pocket expenses, including, but not limited to, telephone calls, photocopies, expert witnesses, travel, computer expenses related to litigation, and attorneys' fees to be fixed by the court or the arbitrator. Such recovery shall include court costs, out-of-pocket expenses and attorneys' fees on appeal, if any. The court shall determine who is the "prevailing party," whether or not the dispute or controversy proceeds to final judgment.

          11.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

          11.8 Headings. The headings of the articles, sections and paragraphs of this Agreement and of the exhibits hereto are included for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof or thereof.

          11.9 Construction and References. Words used in this Agreement, regardless of the number or gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context shall require. Unless otherwise specified, all references in this Agreement to articles, sections, paragraphs or clauses are deemed references to the corresponding articles, sections, paragraphs or clauses in this Agreement, and all references in this Agreement to exhibits are references to the corresponding exhibits attached to this Agreement.

          11.10 Modification and Waiver. Any of the terms or conditions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provisions hereof (whether or not similar).

          11.11 Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to any other party shall be in writing and delivered personally, via telecopy (with receipt confirmed) or by registered or certified mail, postage prepaid:

     (a)  if to Tannehill, to:

               Tannehill Electric Company, Inc.
               Attn:     Mr. Albert G. Boyce, Jr., President
               120 Manteca Avenue
               P.O. Box 871
               Manteca, California  95336

               Facsimile No. (209) 239-7886
               Confirmation No. (209) 239-4014

          with copies to:

               Roger Coley, Esq.
               330 H Street, No. 7
               Bakersfield, California 93304

               Facsimile No. (805) 327-9120
               Confirmation No. (805) 328-5575

     (b)  if to Berry, to:

               Berry Petroleum Company
               Attn:     Jerry V. Hoffman, President and Chief Executive
                           Officer
               28700 Hovey Hills Road
               Post Office Bin X
               Taft, California 93268

               Facsimile No. (805) 769-8960
               Confirmation No. (805) 769-8811

          with copies to:

               Nordman, Cormany, Hair & Compton
               Attn:     Laura K. McAvoy, Esq.
               1000 Town Center Drive, Sixth Floor
               Post Office Box 9100
               Oxnard, California 93031-9100

               Facsimile No. (805) 988-8387
               Confirmation No. (805) 485-1000
or at such other address for a party as shall be specified by like notice. Any notice that is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party (or its agents for notices hereunder). Any notice that is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the third day after the day it is so placed in the mail. Any notice that is sent by telecopy shall be deemed to have been duly given to the party to which it is addressed upon telephonic confirmation of the same as provided herein. A copy of any notices delivered by telecopy shall promptly be mailed in the manner herein provided to the party to which such notice was given.

          11.12 Public Announcements. Without the prior express consent of Berry, neither Tannehill nor any Shareholder shall make any public statements, including, without limitation, any press releases, with respect to this Agreement and the transactions contemplated hereby.

          11.13 Governing Law; Interpretation. This Agreement shall be construed in accordance with and governed by the laws of the State of California (regardless of the laws that might otherwise govern under applicable California principles of conflict of laws) as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies.

          11.14 Jurisdiction. Any legal action or proceeding with respect to this Agreement may be brought in the federal or state courts for the County of Kern, in the State of California, and by execution and delivery of this Agreement, Berry and Tannehill hereby accept the jurisdiction of the aforesaid courts.

           IN WITNESS WHEREOF, Berry and Tannehill have caused this Agreement to be executed as of the date first above written.


BERRY PETROLEUM COMPANY,          TANNEHILL ELECTRIC COMPANY, INC., a Delaware
corporation                       a California corporation


By:  ___________________________  By:  ________________________________
     Jerry V. Hoffman, President       Albert G. Boyce, Jr., President
     and Chief Executive Officer


By:  ___________________________  By:  ________________________________
     Kenneth A. Olson, Secretary       John W. Tannehill, Secretary


     The undersigned constitute all of the Shareholders of Tannehill and hereby agree jointly and severally to be bound to the terms of this Agreement, including but not limited to, the agreement to indemnify Berry Petroleum Company under the terms of Article X of this Agreement. By signing this Agreement, the Shareholders of Tannehill hereby unanimously consent to the transfer of the Cogeneration Assets from Tannehill to Berry.


BOYCE RESOURCE DEVELOPMENT
COMPANY, a California corporation


By:  ____________________________       ____________________________________
     Albert G. Boyce, Jr., President    Albert G. Boyce, Jr., as Trustee
     and Secretary                      of Trust "B" Under Will of
                                        Albert G. Boyce, Sr., Deceased


_________________________________        ___________________________________
William J. Boyce                         Albert G. Boyce V


_________________________________        ____________________________________
Mary K. Boyce                            John T. Hinkle



_________________________________        ____________________________________
Bettianne H. Bowen                       James L. Hinkle

VERNIER RESOURCES CORPORATION,          GENERAL WESTERN, INC.,
a Texas corporation                     a New Mexico corporation


By:  _____________________________      By:  _______________________________
     Bettianne H. Bowen, President           James L. Hinkle, President
                                             and Secretary

By:  _____________________________
     Cheryl Bailey Harrison, Secretary

__________________________________          ________________________________
Lisle Q. Tannehill                          Thomas H. Tannehill


__________________________________          ________________________________
Gail Kay Tannehill, as Trustee              John W. Tannehill
of the Gail Kay Tannehill
Family Trust dated April 9, 1996


__________________________________          ________________________________
Delmar R. Archibald, as Trustee             Joy A. Archibald, as Trustee of
of the Delmar R. Archibald                  the Delmar R. Archibald Family
Family Trust dated June 22, 1982            Trust dated June 22, 1982



Spousal Consents

     The undersigned, spouses of the Shareholders named in this Agreement, hereby consent to the terms and conditions of this Agreement and agree that their community property, if any, included in the Cogeneration Assets, as defined herein, is subject to this Agreement.


_________________________________          _________________________________


_________________________________          _________________________________


_________________________________          _________________________________

                    RIGHT TO PURCHASE CONTRACT

     This Right to Purchase Contract ("Agreement") dated as of November 8, 1996, among Tannehill Electric Company, Inc., a California corporation ("Tannehill"), Berry Petroleum Company, a Delaware corporation ("Berry"), and Security Pacific Leasing Corporation, a Delaware corporation ("SPLC"), with reference to the following facts:

                            RECITALS

     A. Tannehill and SPLC, and certain other entities and individuals, are parties to a Participation Agreement dated as of August 15, 1994 (the "Participation Agreement") relating to SPLC's purchase of the Plant, the lease of the Premises from the Premises Lessors to SPLC, the sublease of the Premises to Tannehill, and the lease of the Facility to Tannehill.

     B. Concurrent with the execution and delivery of the Participation Agreement, and in accordance therewith, the parties thereto entered into the following agreements, among others:

          1. The Premises Lease, which provides, inter alia, for the lease of the Premises by the Premises Lessors to SPLC;

          2. The Lease dated as of August 15, 1994, among SPLC and Tannehill, which provides, inter alia, for the lease of the Plant by SPLC to Tannehill and the sublease of the Premises by SPLC to Tannehill (capitalized terms herein not otherwise defined herein being used as defined therein);

     C. The Lease provides, inter alia, that Tannehill has the option to purchase the Facility which option cannot be exercised before December 31, 2000;

     D. SPLC is willing to grant to Tannehill the immediate right to purchase the Facility, and to consent to Tannehill's assigning such right to Berry, and to the simultaneous termination of the Lease, all on the terms and conditions set forth herein; and

     E. Tannehill and Berry have entered into a Purchase and Sale Agreement dated as of November 8, 1996 ("Purchase and Sale Agreement"), which provides, inter alia, for Berry to acquire the Facility from SPLC.

                           AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements as contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   GRANT OF RIGHT TO PURCHASE

          1.1 Grant of Right to Purchase Facility. Subject to and upon the terms and conditions set forth in this Agreement, and in reliance on the representations, warranties, indemnities and other assurances contained herein, SPLC hereby grants to Tannehill, its successors and assigns, the right to purchase ("Right to Purchase"), effective for all purposes as of October 1, 1996, all of SPLC's right, title and interests in the Facility, and the other property described in Paragraph 1 of the Bill of Sale and Assignment referred to in Section 3.2, and to the extent assignable by SPLC all rights, privileges, benefits and powers conferred upon or owned by SPLC under the documents described in Exhibit "A" to the Quitclaim referred to in Section 3.2 for $6,282,586.47 ("the "Purchase Price"). The parties hereto acknowledge and agree that the Purchase Price represents full and fair consideration for the Facility, and that no party hereto will seek any adjustment of the Purchase Price for any reason whatsoever. Such Right to Purchase shall terminate on November 30, 1996, if not exercised before such date. The Right to Purchase may be exercised upon 24 hours prior written notice (the "Closing Notice") by the holder of such right to SPLC on a Business Day or upon such shorter written notice as the parties may agree to specifying the date (which shall be a Business Day) on which the documents are to be recorded and the funds are to be delivered from escrow (the "Closing Date").

          1.2 Purchase Price. The Purchase Price shall be due on the Closing Date. Tannehill shall pay any sales, use or transfer tax in connection with the Right to Purchase and the exercise of the Right to Purchase whether such taxes are assessed on the Closing Date or thereafter.

          1.3 Acceptance by Tannehill. Tannehill hereby accepts SPLC's grant of the Right to Purchase, and assumes, and agrees to fully comply with, any and all rights and obligations of SPLC relating to the Facility, and all other agreements relating thereto.

     2.   ASSIGNMENT OF RIGHT TO PURCHASE

          2.1 Assignment by Tannehill. Tannehill hereby assigns to Berry, its successors and assigns, effective for all purposes as of October 1, 1996, all of its right, title and interest in the Right to Purchase.

          2.2 Acceptance by Berry. Berry hereby accepts the assignment from Tannehill of the Right to Purchase the Facility, effective October 1, 1996, and agrees to pay the Purchase Price directly to SPLC; provided, however, that (a) Tannehill's obligations to pay any sales, use or transfer taxes on the sale of the Facility from SPLC to Berry shall not be assumed by Berry, and Tannehill shall remain obligated to pay such taxes on the Closing Date and/or thereafter, and (b) Berry does not assume any of Tannehill's obligations under the Participation Agreement, or otherwise, unless expressly assumed herein or by separate written agreement.

          2.3 Purchase Price to be Paid by Berry. Berry agrees that, in accordance with its acceptance herein of the assignment of Right to Purchase from Tannehill, it will, subject to satisfaction of the conditions in Section 4, purchase the Facility and will pay the Purchase Price directly to SPLC on the Closing Date.

          2.4 Execution of Further Documents. The parties agree to execute all other documents necessary to consummate the transfer by which SPLC will release any security interests it may have arising out of or relating to its ownership of the Facility.

          2.5 Consent by SPLC. SPLC hereby consents to Tannehill's assignment to

Berry of the Right to Purchase (effective for all purposes as of October 1, 1996), and Tannehill's rights under the Lease, and all related documents, and SPLC hereby consents to the assignment by Premises Lessors of the Premises Lease to Berry.

     3.   CLOSING OF PURCHASE OF FACILITY

          The sale of the Facility pursuant to the exercise of the Right to Purchase shall be accomplished through an escrow (the "Escrow") with First American Title Insurance Company (the "Escrow Agent") under an Escrow Agreement in the form of Exhibit A (the "Escrow Agreement") as follows:

          3.1 Concurrently herewith, the parties hereto shall execute and deliver the Escrow Agreement to the Escrow Agent.

          3.2 Upon execution and delivery of the Escrow Agreement by the Escrow Agent, SPLC shall execute and deliver to the Escrow Agent a Bill of Sale and Assignment in the form of Exhibit B, a Quitclaim in the form of Exhibit C, a Termination and Release of Security Interests in the form of Exhibit D, and UCC 2's in the form of Exhibits E-1, E-2 and E-3.

          3.3 Not later than 2:00 p.m. Pacific Time on the scheduled Closing Date specified in the Closing Notice, Berry shall deliver to the Escrow Agent the Funds described in Section 1(e) of the Escrow Agreement.

          3.4 On the Closing Date, upon satisfaction or waiver in writing of the conditions precedent set forth in Section 4, the parties hereto shall cause their counsel to deliver to the Escrow Agent Closing Instructions in the form of Annex I to the Escrow Agreement (the "Closing Instructions").

     4.   CONDITIONS PRECEDENT

          The respective obligations of the parties hereto to consummate the sale of the Facility as contemplated herein (the "Closing") are subject to the satisfaction or waiver in writing of the following conditions precedent:

          4.1 All conditions to the closing of the transactions contemplated under the Purchase and Sale Agreement shall have been satisfied.

          4.2 Escrows, Nos. 1125444N, 1128320N and 1128321N among Escrow Agent, Berry and Tannehill (the "Other Escrows") shall close simultaneously with the closing of the Escrow.

          4.3 The representations and warranties of each party hereto shall be true and correct at the time of the Closing, and by delivery of the Closing Instructions each party shall be deemed to have confirmed that such is the case.

          4.4. Berry and Tannehill shall have received a Termination and Release of Security Interests in the form of Exhibit D, duly executed and delivered by Tannehill, Tannehill Oil

Company, a California general partnership ("TOC"), and SPLC, and Tannehill shall have given notice thereof to PG&E and Solar (as defined in Exhibit D) and requested their execution and delivery of the acknowledgment of such notice provided therein.

          4.5 SPLC shall have received from TOC and each Premises Lessor acknowledgments of their awareness of the transactions contemplated hereby and their confirmation that (i) the indemnity obligations of Tannehill under Sections 11, 16 and 17 of the Lease, and their respective Guarantees, continue in full force and effect notwithstanding the Closing of the transactions contemplated hereby and (ii) the obligations of Tannehill to SPLC hereunder and under all documents executed and delivered in connection herewith are guaranteed under the Guarantees.

          4.6 SPLC shall have received an opinion of counsel for Tannehill in form and substance satisfactory to SPLC.

          4.7 SPLC shall have received evidence of the insurance required by Section 5.3.

     5.   REPRESENTATIONS, WARRANTIES AND COVENANTS

          5.1 SPLC represents and warrants to Tannehill and any assignee of the Right to Purchase that:

               5.1.1 LIMITATION OF REPRESENTATIONS. THE FACILITY AND ANY OTHER RIGHTS SUBJECT TO THE RIGHT TO PURCHASE WILL BE CONVEYED, QUITCLAIMED OR RELEASED "AS IS" AND "WHERE IS", AND SPLC MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT THERETO OR WITH RESPECT TO ITS RIGHT, TITLE AND INTEREST THEREIN OR WITH RESPECT TO THE VALUE, MERCHANTABILITY, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, OPERATION, FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT, ABSENCE OF LATENT DEFECTS, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR FITNESS FOR USE OF THE PLANT OR ANY PART THEREOF, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO SUCH PROPERTY OR ANY PART THEREOF, except that SPLC has received and presently has whatever right, title and interest in and to the Facility and each and every item of the Facility and other rights described above as was conveyed to it, and SPLC has not made any prior sale, assignment, or transfer of such right, title and interest in and to any item of the Facility to any person, firm or corporation; and SPLC's right, title and interest therein are free and clear of all claims, liens, encumbrances of any kind whatsoever arising by, through or under SPLC.

               5.1.2. Tannehill's Good Standing. SPLC has not given or received any notice of any default to or by the Lessee under the Lease.

               5.1.3. No Notice of Violations. SPLC has not received any written notice of any violation of any zoning regulation, ordinance, law, rule, order, regulation or requirement relating to the Facility, or assets or operation of or on its properties which remains uncured or which has not been dismissed.

          5.2  Consent.   Tannehill and Berry represent and warrant that no
consent, approval or authorization of, or exemption by, or filing with, any governmental entity or any other person is required in connection with the execution and delivery of this Agreement or the taking of any other action contemplated hereby by either of them or SPLC; and SPLC represents and warrants that no consent, approval or authorization of, or exemption by, or filing with, any bank regulatory authority is required in connection with its execution and delivery of this Agreement or the taking of any other action contemplated hereby.

          5.3 Insurance. The purchaser of the Facility will, at its sole costs and expense, include SPLC and Tannehill as additional insured under a general liability policy on the Facility for a period of one year after the date of recordation of the Bill of Sale and Assignment.

          5.4 Title. Tannehill represents that the Prior Bill of Sale as defined in paragraph 1.b of the Bill of Sale and Assignment conveyed good and marketable title to the Facility to SPLC free and clear of all liens, except Permitted Liens, and the Premises Lease conveyed a valid leasehold interest in the Premises.

     6.   INDEMNIFICATIONS BY TANNEHILL AND BERRY

          6.1 Indemnification by Tannehill. Tannehill agrees to indemnify, defend and hold SPLC and its officers, directors, employees and agents (collectively, "Indemnitees") harmless from and against any and all lawsuits, liability, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and costs, including allocated time charges of internal counsel) that any Indemnitee may incur or become subject to arising out of or due to any inaccuracy of any representation, or the breach of any warranty or covenant by Tannehill contained in this Agreement.

          6.2 Indemnification by Berry. Berry agrees to indemnify, defend and hold each Indemnitee harmless from and against any and all lawsuits, liability, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and costs) that any Indemnitee may incur or become subject to or arising out of or due to any inaccuracy of any representation, or the breach of any warranty or covenant by Berry contained in this Agreement.

     7.   MISCELLANEOUS

          7.1 Successor and Assigns. This Agreement will inure to the benefit of and be binding upon the parties hereto, and their respective successors and assigns.

          7.2 Expenses. Except as otherwise provided herein, Tannehill and Berry shall be responsible for the payment of the fees and expenses of their respective counsel, accountants and other experts, and Tannehill shall be responsible for the payment of fees and expenses of counsel (including allocated time charges of internal counsel) of SPLC and accountants and other experts incurred by SPLC.

          7.3 Modification and Waiver. Any of the terms or conditions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provisions hereof (whether or not similar).

          7.4 Further Assurances. The parties agree to take all such further actions and execute, acknowledge and deliver all such further documents that are necessary or useful in carrying out the purpose and intent of this Agreement, to the extent permitted by applicable law.

          7.5 Invalidity. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other provisions of this Agreement shall remain in full force and effect.

          7.6 Attorneys' Fees. In the event of any claim, dispute or controversy arising out of or relating to this Agreement, the prevailing party in such action or proceeding shall be entitled to recover its reasonable attorneys' fees and costs (including allocated time charges of internal counsel). The court shall determine who is the "prevailing party," whether or not the dispute or controversy proceeds to final judgment.

          7.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

          7.8 Notices. Any notice, request, instruction or other document to be delivered hereunder by any party hereto to any other party shall be in writing and delivered personally, via telecopy (with receipt confirmed) or by registered or certified mail, postage prepaid:

                    if to Tannehill, to:

                    Tannehill Electric Company, Inc.
                    Attn:     Albert G. Boyce, Jr., President
                    120 Manteca Avenue
                    Post Office Box 871
                    Manteca, California  95336

                    Facsimile No.:  (209) 239-7886
                    Confirmation No.:  (209) 239-4014

                    with copies to:

                    Noriega Alexander & Bradshaw
                    Attn:     William L. Alexander, Esq.
                    1801 - 18th Street
                    Bakersfield, California  93301

                    Facsimile No.:  (805) 327-5492
                    Confirmation No.:  (805) 327-5363



                    if to Berry, to:

                    Berry Petroleum Company
                    Attn:     Jerry V. Hoffman, President
                              & Chief Executive Officer
                    28700 Hovey Hills Road
                    Post Office Bin X
                    Taft, California  93268

                    Facsimile No.:  (805) 769-8960
                    Confirmation No.:  (805) 769-8811

                    with copies to:

                    Nordman, Cormany, Hair & Compton
                    Attn:     Laura K. McAvoy, Esq.
                    1000 Town Center Drive, Sixth Floor
                    Post Of   fice Box 9100
                    Oxnard, California  93031-9100

                    Facsimile No.:  (805) 988-8387
                    Confirmation No.:  (805) 485-1000

                    If to Security Pacific:

                    Security Pacific Leasing Corporation
                    Attn:   Albert Norona
                    Contract Administration
                    555 California Street, 4th Floor
                    San Francisco, California  94104

                    Facsimile No.:  (415) 765-7373
                    Confirmation No.:  (415) 765-7449

or at such other address for a party as shall be specified by like notice. Any notice that is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party (or its agents for notices hereunder). Any notice that is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the third day after the day it is so placed in the mail. Any notice that is sent by telecopy shall be deemed to have been duly given to the party to which it is addressed upon telephonic confirmation of the same as provided herein. A copy of any notice delivered by telecopy shall promptly be mailed in the manner herein provided to the party to which such notice was given.

          7.9 Headings. Headings used in this Agreement are included for convenience only and shall not be deemed to constitute part of this Agreement or to affect its construction.

          7.10 Governing Law; Interpretation. This Agreement shall be construed in accordance with and governed by the laws of California as to all matters relating hereto.

          7.11 Survival. The warranties, representations and indemnities contained in this Agreement, and in any other instrument delivered pursuant hereto, shall survive the Closing Date and shall remain in full force and effect thereafter. In addition, notwithstanding the sale of the Facility and termination of the Lease or the Lease Term, whether by operation of law, or otherwise, Tannehill shall remain obligated under Sections 11, 16 and 17 of the Lease after termination thereof.

          7.12 Entire Agreement. This Agreement and related documents executed concurrently herewith constitute the sole understanding of the parties hereto with respect to the matters provided for herein and supersede any previous agreements and understandings between the parties with respect to the subject matter hereof. No amendment, modification or alteration of this Agreement shall be binding unless in writing and duly executed by all parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

TANNEHILL ELECTRIC COMPANY,             BERRY PETROLEUM COMPANY,
INC., a California corporation              a Delaware corporation


By:                                     By:
   Albert G. Boyce, Jr., President         Jerry V. Hoffman, President


By:                                     By:
   John W. Tannehill, Secretary            Kenneth A. Olson, Secretary


SECURITY PACIFIC LEASING CORPORATION,
a Delaware corporation


By:
     Philip H. Benner
     Vice President

            EXHIBIT A TO RIGHT TO PURCHASE CONTRACT

                        ESCROW AGREEMENT

     This Escrow Agreement ("Agreement") is entered into as of November 8, 1996, among Tannehill Electric Company, Inc., a California corporation ("Tannehill"), Security Pacific Leasing Corporation, a Delaware corporation ("SPLC"), Berry Petroleum Company, a Delaware corporation ("Berry"), and First American Title Insurance Company, a California corporation (in its capacity as escrow agent hereunder, "Escrow Agent").

                            RECITALS

     A. Tannehill and Berry have entered into that certain Purchase and Sale Agreement dated as of November 8, 1996 ("Purchase and Sale Agreement"), whereby Berry agreed to acquire from Tannehill or SPLC and Tannehill agreed to convey or cause SPLC to convey to Berry, inter alia, all of Tannehill's right, title and interest in and to certain cogeneration assets, including, without limitation, its lease rights to a natural-gas fired cogeneration facility, and all equipment and facilities relating thereto (collectively, the "Cogeneration Assets") as more particularly described in the Purchase and Sale Agreement
(the "Property").

     B. SPLC, Tannehill and Berry have entered into that certain Right to Purchase Contract dated November 8, 1996, pursuant to which SPLC granted to Tannehill an assignable option to purchase the Property, and SPLC has consented to the assignment of such option to Berry.

     C. The parties hereto desire to enter into a written agreement outlining the actions to be taken in connection with the delivery of certain documents and instruments into and out of escrow.

     NOW, THEREFORE, in consideration of the agreements and the mutual covenants set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. On or before the Closing Date, Tannehill, SPLC and Berry, as the case may be, shall deliver to Escrow Agent the following original documents (attached as Exhibits to the Right to Purchase Contract) described in clauses
(a) through (d) below (the "Escrow Documents"), Berry shall wire transfer to Escrow Agent the funds described in clause (e) below (the "Funds") and Tannehill shall wire transfer the funds described in clause (f) below
(the "Additional Funds"):

          (a) Bill of Sale and Assignment, dated as of November _____, 1996, executed by SPLC, in recordable form, conveying the Property to Berry.

          (b) Termination and Release of Security Interests, dated as of November _____, 1996, executed by Tannehill, Tannehill Oil Company, a California general partnership, and SPLC.

          (c) Quitclaim, dated as of November ______, 1996, executed by SPLC, in recordable form.

          (d)  UCC 2's dated November _____, 1996, executed by SPLC.

          (e) Federal funds bank wire transfer to account no. _______ of Escrow Agent at Union, Bank located at 5400 Stockdale Highway, Bakersfield, CA (ABA #122000496) referring to "First American Title Insurance Company Escrow No. _______," from Berry in the amount of $6,282,586.47 (the "Funds") to be used to pay the purchase price of the Property, plus an amount from Berry sufficient to cover all recording fees (but not any sales, use or transfer tax) relating to the Escrow Documents and the transfer and conveyance to be effected thereby.

          (f) Federal funds bank wire transfer in account no. _______ of Escrow Agent at Union Bank, located at 5400 Stockdale Highway, Bakersfield, CA (ABA #122000496) referring to "First American Title Insurance Company Escrow No. ______," from Tannehill in the amount of $4,500.00 (the "Additional Funds") to be used to pay all of the fees incurred by SPLC's legal counsel in connection with the preparation of the Escrow Documents and the closing.

     2. Escrow Agent hereby agrees to hold and distribute the Escrow Documents and the Funds pursuant to the terms hereof, for the fee hereinafter described. If the Funds are not disbursed pursuant to these instructions on the date received, the Funds shall be invested overnight in interest bearing accounts or money market accounts for Berry's account, at the risk of and at the instruction of Berry.

     3. When, but only when, on or before November 30, 1996, or such later date as Tannehill, SPLC and Berry may designate in writing (the "Closing Date") as (a) Escrow Agent receives facsimile authorization, in the form of Annex I, from William L. Alexander, Esq. on behalf of Tannehill, Peter Leiter, Esq. on behalf of SPLC, and Laura K. McAvoy, Esq., on behalf of Berry (the "Closing Instructions"), (b) Escrow Agent is authorized to close the escrows described in Section 14, and (c) Escrow Agent holds the Funds and the Additional Funds and is prepared to disburse or apply the Funds and the Additional Funds in accordance with Paragraph 6, Escrow Agent shall cause all necessary or appropriate actions to be taken with respect to the Escrow Documents and the Funds and the Additional Funds such that the Escrow Documents, other than documents 1(b) and 1(d) listed above, can be recorded and the Funds and the Additional Funds disbursed on the Closing Date. Such actions shall include, without limitation, the following:

          (a) Escrow Agent shall record or cause to be recorded the executed original of the Bill of Sale and Assignment and, if required by applicable law, any transfer tax declaration corresponding thereto, in the appropriate records of Kern County, California, and in connection therewith shall insert the recording date of the recorded document in the appropriate place in each of the Escrow Documents;

          (b) Escrow Agent shall record or cause to be recorded the executed original of the Quitclaim and, if required by applicable law, any transfer tax declaration corresponding thereto, in the appropriate records of Kern County, California, and in connection therewith shall insert the recording date of the recorded document in the appropriate place in each of the Escrow Documents; and

          (c) Escrow Agent shall send the UCC-2 Financing Statements for filing with the California Secretary of State's Office together with appropriate filing fees, and concurrently record, or cause to be recorded, executed original counterparts of such UCC 2's which need to be filed in the appropriate records of Kern County, California to effect the release any UCC-1 Financing Statements previously filed of record.

          (d) All documents filed for recording shall be distributed to Berry upon Escrow Agent's receipt of such documents back from recording. Escrow Agent shall also distribute executed counterparts of all other Escrow Documents to each of Tannehill and SPLC, and the original of the document described in 1(b) above shall be delivered to Berry.

     4. Upon completion of the actions described in Paragraphs 3(a) and (b), Escrow Agent shall give notice of such fact (the "Closing Confirmation Notice"), via facsimile, to Tannehill, SPLC and Berry, and their respective counsel, at the Confirmation Nos. provided in paragraph 8 below.

     5. If Escrow Agent, through no fault of its own, is unable to complete the transaction contemplated by this Agreement prior to 4:00 p.m., Pacific Time, on the Closing Date, Escrow Agent shall give notice of such fact, via facsimile, to Tannehill, SPLC and Berry, and their respective counsel at the Confirmation numbers provided in paragraph 8 below, and at SPLC's request, shall return the Escrow Documents to SPLC and, at Berry's request shall return the Funds to Berry by federal funds bank wire, and shall forward the Additional Funds to SPLC. The return of Funds to Berry shall be by federal funds bank wire to:

                    Wells Fargo Bank
                    Located at:  Taft, CA  93268
                    Account No.:  4893-027706
                    ABA No.:  121000248
                    Account Name:  Berry Petroleum Company

provided, however, that such requests shall not terminate this escrow, and such documents and the Funds shall be redelivered by the parties, as the case may be, upon 24-hour notice from Escrow Agent that escrow will be able to close on or before November 30, 1996.

     6. On the Closing Date delivery of the Closing Confirmation Notice and telephonic confirmation of receipt by the recipients thereof, Escrow Agent shall disburse the Funds as follows:

          First, to SPLC $6,282,586.47 plus $4,500.00 by federal funds bank wire to the account of SPLC, Acct. #14995-50439, ABA #121-000-358, at Bank of America NT&SA, SF-RCBO #1499, San Francisco, CA 94104, Attn: Controller, Re:
Tannehill Electric.

          Second, to and for Escrow Agent's own account a portion thereof corresponding to recording fees (but not any sales, use or transfer taxes, which shall be the sole obligation of Tannehill as hereinafter provided) relating to the Escrow Documents and the transfer and conveyance to be effected thereby.

          Third, to Berry, by federal funds bank wire to the account of Berry described in Paragraph 5, any interest earned on any overnight investment of the Funds.

     In addition to the above disbursements, Escrow Agent shall provide Tannehill with a written calculation of the amount of any transfer taxes relating to the Escrow Documents, and Tannehill shall pay such amount on or before the Closing Date.

     Escrow Agent shall thereupon issue a statement of receipts and disbursements to Tannehill, SPLC and Berry.

     7. SPLC shall not incur any expense in connection with the issuance of these instructions or the fulfillment of the requirements contained herein. All escrow and recording fees in connection herewith shall be the sole obligation of Berry. Any sales, use or transfer taxes shall be the sole obligation of Tannehill.

     8. Any notice, request, instruction or other document to be given hereunder by any party hereto to any other party shall be in writing and delivered personally, via telecopy (with receipt confirmed) or by registered or certified mail, postage prepaid:

                    if to Tannehill, to:

                    Tannehill Electric Company, Inc.
                    Attn:     Albert G. Boyce, Jr., President
                    120 Manteca Avenue
                    Post Office Box 871
                    Manteca, California  95336

                    Facsimile No. (209) 239-7886
                    Confirmation No. (209) 239-4014

                    with copies to:

                    Noriega Alexander & Bradshaw
                    Attn:     William L. Alexander, Esq.
                    1801 - 18th Street
                    Bakersfield, California  93301

                    Facsimile No. (805) 327-5492
                    Confirmation No. (805) 327-5363
                    if to Berry, to:

                    Berry Petroleum Company
                    Attn:     Jerry V. Hoffman, President and Chief Executive
                                Officer
                    28700 Hovey Hills Road
                    Post Office Bin X
                    Taft, California  93268

                    Facsimile No. (805) 769-8960
                    Confirmation No. (805) 769-8811

                    with copies to:

                    Nordman, Cormany, Hair & Compton
                    Attn:     Laura K. McAvoy, Esq.
                    1000 Town Center Drive, Sixth Floor
                    Post Of   fice Box 9100
                    Oxnard, California  93031-9100

                    Facsimile No. (805) 988-8387
                    Confirmation No. (805) 485-1000

                    if to Security Pacific, to:

                    Security Pacific Leasing Corporation
                    Attn:  Peter Leiter, Esq., Senior Counsel
                    Bank of America Legal Department
                    555 California Street, 4th Floor
                    San Francisco, CA 94101

                    Facsimile No. (415) 765-7428
                    Confirmation No. (415) 765-7424

                    if to Escrow Agent, to:

                    First American Title Insurance Company
                    Attn:  Nancy J. Smith, Escrow Officer
                    4540 California Avenue, Suite 100
                    Bakersfield, CA  93309

                    Facsimile No. (805) 327-5311
                    Confirmation No. (805) 327-8533

or at such other address for a party as shall be specified by like notice. Any notice that is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party (or its agents for notices hereunder). Any notice that is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the third day after the day it is so placed in the mail. Any notice that is sent by telecopy shall be deemed to have been duly given to the party to which it is addressed upon telephonic confirmation of the same as provided herein. A copy of any notice delivered by telecopy shall promptly be mailed in the manner herein provided to the party to which such notice was given.

     9. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns. Any and all rights granted to any of the parties hereto may be exercised by their agents or personal representatives.

     10.  Time is of the essence of this Agreement.

     11. This Agreement is governed by and is to be construed under the laws of the State of California.

     12. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all such counterparts together shall constitute one and the same instrument.

     13. This Agreement may be amended only by a written instrument similarly executed by all of the parties hereto.

     14. The parties hereto understand and acknowledge that the transaction contemplated by this Agreement is being handled by the Escrow Agent in conjunction with three other escrows (i.e., Escrow Nos. 1125444N, 1128320N and 1128321N) involving the overall purchase and sale transaction between Tannehill and Berry.

     IN WITNESS WHEREOF, each of the parties hereto has signed this Agreement as of the date and year first above written.

TANNEHILL ELECTRIC COMPANY,             BERRY PETROLEUM COMPANY,
INC., a California corporation              a Delaware corporation


By:                                     By:
  Albert G. Boyce, Jr., President          Jerry V. Hoffman, President


By:                                      By:
  John W. Tannehill, Secretary             Kenneth A. Olson, Secretary

SECURITY PACIFIC LEASING                FIRST AMERICAN TITLE
CORPORATION, a Delaware corporation     INSURANCE COMPANY,
                                         a California corporation


By:                                     By:
  Philip H. Benner, Vice President

             EXHIBIT B TO RIGHT TO PURCHASE CONTRACT


RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NORDMAN, CORMANY, HAIR &
COMPTON
Attn:  Laura K. McAvoy, Esq.
1000 Town Center Drive, 6th Floor
Post Office Box 9100
Oxnard, California 93031-9100



                  BILL OF SALE AND ASSIGNMENT

     1. KNOW ALL MEN BY THESE PRESENTS that SECURITY PACIFIC LEASING CORPORATION, a Delaware corporation ("Seller"), for good and valuable consideration to it paid by BERRY PETROLEUM COMPANY, a Delaware corporation ("Buyer"), hereby grants, conveys, bargains, sells, transfers and delivers unto Buyer, its successors and assigns, all of Seller's right, title and interest in and to:

          a. each and every item of the machinery, equipment, and other goods described in Exhibit A (the "Plant") and located on the real property near the city of Taft, Kern County, California (the "Site") described in Exhibit B;

          b. the Bill of Sale dated as of August 23, 1994, by Signal Capital Projects, Inc., as Seller, to Security Pacific Leasing Corporation, as Buyer (the "Prior Bill of Sale");

          c. all licenses and other rights of Seller required, necessary or convenient for the use of all patented and unpatented inventions, devises, equipment, apparatuses and processes included in or constituting part of the Plant or useful in the operation thereof;

          d. all plans and specifications for the construction and installation of the Plant and the Site improvements (collectively, the "Facility"), together with all operating manuals, process descriptions, process flow sheets, piping, wiring and instrumentation drawings, equipment descriptions and lists, operating instructions, maintenance records, and all other technical information relating to the construction, installation, operation and maintenance of the Facility; and

          e. to the extent the following have not expired or been terminated on or before the date hereof, all representations, indemnities, warranties, guaranties and agreements, if any, made to or for the benefit of Seller and Seller's predecessors in interest under all contracts for the design, acquisition, construction and installation of the Facility, including, without limitation, warranties as to operation and performance of the components of the Facility and indemnities as to patent infringement. But Buyer shall not be liable for any of the obligations or duties of Seller or Seller's predecessor in interest thereunder.

TO HAVE AND TO HOLD the same unto Buyer, its successors and assigns, forever.

     2. THE PLANT IS SOLD "AS IS" AND "WHERE IS" AND SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT THERETO OR WITH RESPECT TO ITS RIGHT, TITLE AND INTEREST THEREIN OR IN THE PRIOR BILL OF SALE OR WITH RESPECT TO THE VALUE, MERCHANTABILITY, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, OPERATION, FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT, ABSENCE OF LATENT DEFECTS, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR FITNESS FOR USE OF THE PLANT OR ANY PART THEREOF, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PLANT OR ANY PART THEREOF, except Seller covenants and warrants that:

          a. Each and every item of the Plant and other rights described above and Seller's rights, title and interest therein are free and clear of all claims, liens, encumbrances of any kind whatsoever arising by, through or under Seller;

          b. Seller has received and presently has whatever title in and to the Plant as was conveyed to it by the Prior Bill of Sale, and Seller has not made any prior sale, assignment, or transfer of such right, title and interest in and to any item of the Plant or in and to the Prior Bill of Sale to any person, firm or corporation; and

          c. Seller has the present power and authority and good and lawful right to sell, assign, and transfer its right, title and interest in and to the Plant and in and to the Bill of Sale to Buyer and Seller will defend such right, title and interest forever against all claims and demands whatsoever.

     3. This Bill of Sale and Assignment is binding on the successors and assigns of Seller and inures to the benefit of the successors and assigns of Buyer.

     Seller acknowledges that the payment of the purchase price for the Plant has been made to it and, accordingly, this is a fully executed Bill of Sale and Assignment and Buyer's title to the Plant is in no way subject to defeasance or forfeiture by reason of any alleged failure of consideration to be received by Seller hereunder.

     This Bill of Sale and Assignment is executed and delivered on November ____, 1996, at San Francisco, California, and is governed by the laws of California.

     IN WITNESS WHEREOF, Seller has caused this Bill of Sale and Assignment to be executed by its duly authorized officer.

                              SECURITY PACIFIC LEASING CORPORATION
                              a Delaware corporation


                              By:
                                   Philip H. Benner,
                                   Vice President

STATE OF CALIFORNIA      }
                         }
COUNTY OF  ________________   }

On __________________, before me, ________________________, Notary Public, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name{s} {is/are} subscribed to the within instrument and acknowledged to me that {he/she/they} executed the same in {his/her/their} authorized capacity{y/ies}, and that by {his/her/their} signature{s} on the instrument the person{s}, or the entity upon behalf of which the person{s} acted, executed the instrument.

WITNESS my hand and official seal.


_________________________________

                  EXHIBIT A TO BILL OF SALE AND ASSIGNMENT


                       PLANT DESCRIPTION

     All equipment constituting a natural gas-fueled gas turbine cogeneration plant providing steam for enhanced oil recovery, with a 13.3 megawatt licensed capacity and a 15.63 net megawatt design capacity, comprised of, among other things, (a) two Solar "Mars" model gas turbine generators, (b) two Struthers Thermo-Flood heat recovery steam generators (each complete with diverter valves, stacks and a Johnson-Matthey selective catalytic reduction system),
(c) a Bruner water softener system, (d) a water storage tank, (e) an ammonia storage tank, (f) two common 100% capacity Howden natural gas compressors,
(g) two Ingersoll-Rand feedwater pumping systems, (h) an emission control system, (i) a fuel supply system, (j) water and steam systems, (k) an electrical system, (l) a turbine-generator fire suppression system and
(m) various other support systems, control equipment, wiring and piping, together with any and all components attached thereto, installed thereon or incorporated therein, or otherwise belonging thereto, excluding all land, building, foundations, footings, concrete pads or similar supports, above-grade concrete structures which are an integral part of the foundations, concrete floors, paving, roads, trenches, sumps, earthen dams, below-grade concrete pits, underground piping, sewers and drains and grounding.

             EXHIBIT B TO BILL OF SALE AND ASSIGNMENT


                        SITE DESCRIPTION

     That certain portion of the east half of the northeast quarter of Section 33, Township 12 North, Range 24 West, San Bernardino Meridian, in the unincorporated area of Kern County, California, described as Parcel 1 of Parcel Map No. 8297, as per map recorded in the Office of the County Recorder of Kern County on January 20, 1989, in Book 37 of Parcel Maps, at pages 134 and 135.

BERRY PETROLEUM COMPANY
28700 Hovey Hills Road
P.O. Bin X
Taft, CA  93268

          STATEMENT OF TAX DUE UNDER PROVISIONS OF THE
                     DOCUMENTARY STAMP ACT
                              and
          REQUEST THAT STAMPS NOT BE MADE A PART OF THE
                        PERMANENT RECORD

TO:                        County Recorder
THE TAX DUE PURSUANT TO THE PROVISIONS OF THE DOCUMENTARY STAMP ACT ON THE DEED TRANSFER, OR CONVEYANCE FROM:

                    [Name of Grantee(s) or Lessee(s)]


TO:

                    [Name of Grantee(s) or Lessee(s)]




OF THE FOLLOWING BRIEFLY DESCRIBED REAL PROPERTY:



Amounts to:  $                          Amounts to:  $

(  ) Unincorporated Area                (  ) City of
(  )  Computed on full value            (  ) Computed on full value
(  )  Computed on full value LESS liens (  ) Computed on full value
        and encumbrances remaining             LESS liens and encumbrances
                                                remaining

Documentary Transfer Tax  $
Computed on full value of property
conveyed

Berry Petroleum Company

By:


Affix transfer Tax Stamp Here           Stamp Reserved for Recorder's Coding
Stamp

Date:                                   By:

                                        Title :

AFTER THE PERMANENT RECORD IS MADE, THIS DOCUMENT WILL BE ATTACHED TO THE CONVEYING DOCUMENT AND RETURNED TO THE PARTY ENTITLED THERETO. A COPY WILL BE MADE AND PLACED ON FILE FOR AUDITING PURPOSES.

           EXHIBIT C TO THE RIGHT TO PURCHASE CONTRACT


RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NORDMAN, CORMANY, HAIR &
COMPTON
Attn:  Laura K. McAvoy, Esq.
1000 Town Center Drive, 6th Floor
Post Office Box 9100
Oxnard, California 93031-9100



                                             A.P.N. 220-181-17-00-4
                                                  220-181-18-00-7
                                                  220-191-03-00-6

                         QUITCLAIM DEED


     FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Security Pacific Leasing Corporation, a Delaware corporation ("SPLC"), hereby REMISES, RELEASES, AND FOREVER QUITCLAIMS to Berry Petroleum Company, a Delaware corporation, any right, title and interest SPLC may have in the property described in Exhibit A attached hereto and by this reference made a part hereof. Any property conveyed hereby is conveyed "as is" and "where is" and SPLC makes no representations or warranties, express or implied, with respect thereto or with respect to its right, title and interest therein or with respect to the value, merchantability, compliance with specifications, condition, design, operation, freedom from patent or trademark infringement, absence of latent defects, suitability or fitness for a particular purpose or fitness for use of the plant or any part thereof, or any other representation or warranty whatsoever, express or implied, with respect to such property or any part thereof.


Dated:                        SECURITY PACIFIC LEASING CORPORATION
                              a Delaware corporation


                              By:
                                   Philip H. Benner,
                                   Vice President

STATE OF CALIFORNIA      }
                         }
COUNTY OF  ___________   }

On ________________, before me, ______________________, Notary Public, personally appeared ___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name{s} {is/are} subscribed to the within instrument and acknowledged to me that {he/she/they} executed the same in {his/her/their} authorized capacity{y/ies}, and that by {his/her/their} signature{s} on the instrument the person{s}, or the entity upon behalf of which the person{s} acted, executed the instrument.

WITNESS my hand and official seal.


________________________________

                   EXHIBIT A TO QUITCLAIM DEED


     1. Premises Lease dated as of August 15, 1994, between the persons listed in Exhibit "A" as Premises Lessor, and Security Pacific Leasing Corporation as Premises Lessee, recorded in Book 7079, page 2007, Kern County Recorded on August 26, 1994, document number 127331.

     2. Right of Way dated August 23, 1994, between Tannehill Oil Company, Inc., a California corporation, Grantor, and Security Pacific Leasing Corporation, Grantee, recorded in Book 7079, page 2110, Kern County Recorder on August 26, 1994, document number 127333.

     3. Right of Way, Right of Use, Right to Discharge and Right of Encroachment, dated August 23, 1994, between the persons and entities listed in Exhibit "A" thereof, collectively Grantor, and Security Pacific Leasing Corporation, Grantee, recorded in Book 7079, page 2077, Kern County Recorder, on August 26, 1994, document number 127332.

     4. The following described real property in the County of Kern, State of California:

          PARCEL 1:

          That certain portion of the East half of the Northeast quarter of
          Section 33, Township 12 North, Range 24 West, S.B.B.M., described as Parcel 1 of Parcel Map 8297 in the unincorporated area of the County of Kern, State of California, as per Map recorded January 20, 1989 in Book 37, pages 134 and 135 of Parcel Maps, in the Office of the County Recorder of said County.

          EXCEPTING therefrom any vein or lode of quartz or other rock in place bearing gold, silver, cinnabar, lead, tin, copper or other valuable deposits within the land above described which may have been discovered or known to exist on or prior to November 11, 1902.

          PARCEL 2:

          The East half of the Northeast quarter of Section 33, Township 12 North, Range 24 West, S.B.B.M., in the unincorporated area of the County of Kern, State of California, as per the official plat thereof on file in the Office of the Surveyor General.

          EXCEPTING therefrom any vein or lode of quartz or other rock in place bearing gold, silver, cinnabar, lead, tin, copper or other valuable deposits within the land above described which may have been discovered or known to exist on or prior to November 11, 1902.

          EXCEPTING therefrom a portion of said land now known as Parcel 1 of Parcel Map no. 8297 recorded January 20, 1989 in Book 37, page 134 and 135 of Parcel Maps.

          PARCEL 3:

          The Northwest quarter of the Northwest quarter of Section 34, Township 12 North, Range 24 West, S.B.B.M., in the unincorporated area of the County of Kern, State of California, as per the official plat thereof on file in the Office of the Surveyor General.

          EXCEPTING therefrom any vein or lode of quartz or other rock in place bearing gold, silver, cinnabar, lead, tin, copper or other valuable deposits within the land above-described which may have been discovered or known to exist on or prior to May 13, 1901.

     5. The following described real property in the County of Kern, State of California:

          PARCEL 1:

          The North half of the Southwest quarter and the Southeast quarter of the Southwest quarter of Section 32, Township 32 South, Range 24 East, M.D.B.M., in the unincorporated area of the County of Kern, State of California, as per the official plat thereof on file in the Office of the Surveyor General.

          Excepting therefrom any vein or lode of quartz or other rock in place bearing gold, silver, cinnabar, lead, tin, copper or other valuable deposits within the land described above which may have been discovered or known prior to November 1, 1901.

          PARCEL 2:

          The Southeast quarter of Section 32, Township 32 South, Range 24 East, M.D.B.M., in the City of Taft, State of California, as per the official plat thereof on file in the Office of the Surveyor General.

          Excepting therefrom any vein or lode of quartz or other rock in place bearing gold, silver, cinnabar, lead, tin, copper or other valuable deposits within the land described above which may have been discovered or known before June 10, 1910.

          PARCEL 3:

          The Northeast quarter of Section 32, Township 32 South, Range 24 East, M.D.B.M., in the City of Taft, State of California, as per the official plat thereof on file in the Office of the Surveyor General.

          Excepting therefrom any vein or lode of quartz or other rock in place bearing gold, silver, cinnabar, lead, tin, copper or other valuable deposits within the land described above which may have been discovered or known prior to October 26, 1910.

     6. Any right, title or interest, as security or outright, of Security Pacific Leasing Corporation, a Delaware corporation, in any property conveyed to Security Pacific Leasing Corporation by, under or pursuant to that certain Participation Agreement dated as of August 15, 1994, among Tannehill Electric Company, Inc., as Lessee, Tannehill Oil Company, as Guarantor, the persons listed in Annex II thereto, as Guarantors and Premises Lessors, and Security Pacific Leasing Corporation, as Lessor.

     7.   Any right, title or interest of Security Pacific Leasing
          Corporation, a Delaware corporation, under that certain Cogeneration Facility Lease between Security Pacific Leasing Corporation and Tannehill Electric Company, Inc., dated August 15, 1994, and Lease Supplement #1, dated August 26, 1994, relating to the above-described real property described as Parcel 1 in paragraph 4 above;
          EXCEPT, however, that the indemnity obligations of Tannehill
          Electric Company, Inc. under Sections 11, 16 and 17 of said Cogeneration Facility Lease, shall continue in full force and effect, notwithstanding the Quitclaim Deed to which this Exhibit A is attached, or the termination of said Cogeneration Facility Lease.

BERRY PETROLEUM COMPANY
28700 Hovey Hills Road
P.O. Bin X
Taft, CA  93268

          STATEMENT OF TAX DUE UNDER PROVISIONS OF THE
                     DOCUMENTARY STAMP ACT
                              and
          REQUEST THAT STAMPS NOT BE MADE A PART OF THE
                            PERMANENT RECORD

TO:                        County Recorder
THE TAX DUE PURSUANT TO THE PROVISIONS OF THE DOCUMENTARY STAMP ACT ON THE DEED, TRANSFER, OR CONVEYANCE FROM:

                    [Name of Grantee(s) or Lessee(s)]


TO:

                    [Name of Grantee(s) or Lessee(s)]



OF THE FOLLOWING BRIEFLY DESCRIBED REAL PROPERTY:



Amounts to:  $                          Amounts to:  $

(  ) Unincorporated Area                (  ) City of
(  )  Computed on full value            (  ) Computed on full value
(  )  Computed on full value LESS liens (  ) Computed on full value LESS
        and encumbrances remaining              liens and encumbrances
                                                 remaining

Documentary Transfer Tax  $
Computed on full value of property
conveyed

Berry Petroleum Company

By:


Affix transfer Tax Stamp Here           Stamp Reserved for Recorder's Coding
Stamp

Date:                                  By:

                                       Title :

AFTER THE PERMANENT RECORD IS MADE, THIS DOCUMENT WILL BE ATTACHED TO THE CONVEYING DOCUMENT AND RETURNED TO THE PARTY ENTITLED THERETO. A COPY WILL BE MADE AND PLACED ON FILE FOR AUDITING PURPOSES.

             EXHIBIT D TO RIGHT TO PURCHASE CONTRACT


         TERMINATION AND RELEASE OF SECURITY INTERESTS


     This Termination and Release of Security Interests (this "Agreement"), is dated as of November _____, 1996, between Tannehill Electric Company, Inc., a California corporation ("TEC"), Tannehill Oil Company, a California general partnership ("TOC"), and Security Pacific Leasing Corporation, a Delaware corporation ("SPLC").

                            RECITALS

     A. TEC and SPLC entered into a Security Agreement ("TEC Security Agreement") as of August 15, 1994, by which TEC granted SPLC a security interest, among other things, in agreements with Pacific Gas & Electric Company ("PG&E") and Solar Turbines Incorporated ("Solar"), respectively, described in Exhibit A and Exhibit B attached hereto ("Exhibit A Agreements" and "Exhibit B Agreement," respectively).

     B. TEC, SPLC and PG&E entered into a Consent to Assignment and Agreement dated as of August 15, 1994, in which PG&E, among other things, consented to the assignment of a security interest to SPLC in the Exhibit A Agreements.

     C. TEC, SPLC and Solar entered into a Consent to Assignment of Contract Rights dated as of August 25, 1994, in which Solar, among other things, consented to the assignment of a security interest to SPLC in the Exhibit B Agreement.

     D. TOC and SPLC entered into a Security Agreement ("TOC Security Agreement") as of August 15, 1994, by which TOC granted SPLC a security interest in certain Collateral therein described; TOC and SPLC entered into a Pledge Account Security Agreement ("Pledge Agreement") as of August 15, 1994, by which TOC granted SPLC a security interest in all money on deposit in a certain Pledged Account; and certain individuals and entities ("Pledgors") and SPLC entered into a Stock Pledge Agreement ("Stock Agreement") as of August 15, 1994, by which each of the Pledgors pledged and delivered to SPLC all of their stock of TEC (the "Pledged Stock").

     E. SPLC, TEC and Berry Petroleum Company, a Delaware corporation ("Berry"), have entered into a Right to Purchase Contract, dated November 8, 1996, by which SPLC has granted TEC the right to purchase the Facility (the "Cogeneration Facility") which is the subject of the Exhibit "A" Agreements, and TEC has assigned such right to Berry. The parties intend by this Agreement to provide for release by SPLC of its security interests in the collateral under the TEC Security Agreement, the TOC Security Agreement, the Pledge Agreement and the Stock Agreement, including, without limitation, the security interests in the Exhibit A Agreements, the Exhibit B Agreement, the Pledged Account and the Pledged Stock (collectively, the "Security Interests"), effective upon SPLC's delivery of title to the Facility to Berry ("Title Delivery").

     NOW THEREFORE, the parties hereto agree as follows:

     1.   Effective upon Title Delivery:

          a. The Security Interests are hereby terminated and all security interests of SPLC thereunder, and the other collateral therein, are hereby released.

          b. SPLC quitclaims any remaining interest it has in the Exhibit A Agreements and Exhibit B Agreement to Berry.

          c. SPLC and TEC shall give PG&E and Solar written notice of termination of the Security Interests in the Exhibit A Agreements and Exhibit B Agreement, with proof of service (i.e., affidavit) to Berry and shall provide Berry with the original signed acknowledgments from PG&E and Solar, with copies to SPLC, when available .

     2. This Agreement shall be governed by and construed in accordance with the law of California.

     3. This Agreement may be executed in any number of counterparts, all of which together shall constitute a single instrument, and it shall not be necessary that any counterpart be signed by all of the parties hereto.

     WHEREOF, the undersigned caused this Agreement to be duly executed as of the day and year first above written.

                              TANNEHILL ELECTRIC COMPANY, INC.
                              a California corporation


                              By:
                                   Albert G. Boyce, Jr.
                                   President

                              TANNEHILL OIL COMPANY,
                              a California general partnership

                              By:  Boyce Resource Development
                                   Company, its Managing General
                                   Partner


                                   By:
                                        Albert G. Boyce, Jr.
                                        President

                              By:  Paso Energy, Inc., its Managing
                                   General Partner


                                   By:
                                        John W. Tannehill
                                        President

                              By:  HHB, Inc., its Managing General
                                        Partner


                                   By:
                                        James L. Hinkle
                                        President

                              Address:
                                   Tannehill Electric Company, Inc. and
                                   Tannehill Oil Company
                                   c/o Boyce Resource Development Co.
                                   120 Manteca Avenue
                                   Manteca, California  95336
                                   Attn:  Albert G. Boyce, Jr.
                                   Telecopy:  (209) 239-7886


                              SECURITY PACIFIC LEASING CORPORATION
                              a Delaware corporation


                              By:
                                   Philip H. Benner
                                   Vice President

                              Address:
                                   Security Pacific Leasing Corporation
                                   555 California Street, 4th Floor
                                   San Francisco, California  94104
                                   Attn:  Contract Administrator
                                   Telecopy:  (415) 765-7373

        EXHIBIT A TO TERMINATION AND RELEASE OF SECURITY INTERESTS


          (1) The California Public Utilities Commission Standard Offer #2 Power Purchase Agreement for Firm Capacity and Energy between Solar Turbines Incorporated ("Solar") and Pacific Gas and Electric Company ("PG&E"), executed by Solar on November 14, 1985, and by PG&E on November 20, 1985, and assigned by Solar to Monarch Cogeneration 1986-1, a California Limited Partnership ("Monarch"), effective upon PG&E's consent thereto executed by PG&E on February 13, 1987; which agreement was further assigned by Monarch to Tannehill Electric Company, Inc., a California corporation ("TEC"), effective upon PG&E's consent thereto executed by PG&E on August 25, 1994.

          (2) The Agreement for Installation or Allocation of Special Facilities executed by PG&E on September 17, 1986, and assigned by Solar to Monarch, effective on PG&E's consent thereto executed by PG&E on February 13, 1987; which agreement was further assigned by Monarch to TEC, effective upon PG&E's consent thereto executed by PG&E on August 25, 1994.

       EXHIBIT B TO TERMINATION AND RELEASE OF SECURITY INTERESTS


          Operation and Maintenance Agreement dated as of August 15, 1994, between Solar and TEC.

                           STATE OF CALIFORNIA

    UNIFORM COMMERCIAL CODE - FINANCING STATEMENT CHANGE - FORM UCC-2
       IMPORTANT - Read instructions on back before completing form

                               EXHIBIT E-1


This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code

1.  File No.of Orig. Fin. Stmt.        1A.  Date of Filing of Orig. Fin. Stmt.
           94175339                                     8/29/94

1B. Date of Orig. Fin. Stmt.           1C.  Place of Filing Orig. Fin. Stmt.
          8/25/94                            Secretary of State Office

2.  Debtor (Last Name First)           2A.  Social Security or Federal Tax No.
    Tannehill Electric Company, Inc.

2B. Mailing Address                    2C.  City, State         2D.  Zip Code
    120 Manteca Avenue/P.0. Box 871         Manteca, California       95336

3.  Additional Debtor (if any)(Last Name First)

3A. Social Security or Federal Tax No.

3B. Mailing Address                    3C.  City, State         3D.  Zip Code

4.  Secured Party

      Name                 Security Pacific Leasing Corporation
      Mailing Address      555 California Street, 4th Floor
      City                 San Francisco   State   California   Zip Code 94104

4A. Social Security No., Federal Tax No.
    or Bank Transit and A.B.A. No.

5.  Assignee of Secured Party (if any)

      Name
      Mailing Address
      City                                 State                Zip Code

5A. Social Security No., Federal Tax No.
    or Bank Transit and A.B.A. No.

6. A ( ) Continuation - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here and insert description of real property on which growing or to be grown in Item 7 below.

    B (X) Release - From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in Item 7 below.

    C ( ) Assignment - The Secured Party certifies that the Secured Party has assigned to the Assignee above named, all the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.



    D ( ) Termination - The Secured Party certifies that the Secured Party no longer claims a security interest under the Financing Statement bearing the file number shown above.

    E ( ) Amendment - The Financing Statement bearing the file number shown above is amended as set forth in Item 7 below. (Signature of debtor required on all amendments.)

    F ( ) Other -


7. Any and all collateral described in the Financing Statement bearing the file number shown above.



8.                                                    C   9.  This space for
                                                      O       use of Filing
                         (Date)November       1996    D       Officer (Date,
                                                      E       Time, Filing
                                                              Office)
                                                      1
By:
       Signature of Debtor(s)             (Title)     2

                                                      3

                                                      4
By:    Signature(s) of Secured Party(ies) (Title)
                                                      5

                                                      6

10.                Return Copy To                     7

                                                      8
                                        Name
                                        Address       9
                                        City, State
                                        and Zip

                           STATE OF CALIFORNIA

    UNIFORM COMMERCIAL CODE - FINANCING STATEMENT CHANGE - FORM UCC-2
       IMPORTANT - Read instructions on back before completing form

                               EXHIBIT E-2


This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code

1.  File No.of Orig. Fin. Stmt.        1A.  Date of Filing of Orig. Fin. Stmt.
           94175364                                     8/29/94

1B. Date of Orig. Fin. Stmt.           1C.  Place of Filing Orig. Fin. Stmt.
          8/25/94                            Secretary of State Office

2.  Debtor (Last Name First)           2A.  Social Security or Federal Tax No.
    Tannehill Electric Company, Inc.

2B. Mailing Address                    2C.  City, State         2D.  Zip Code
    120 Manteca Avenue/P.0. Box 871         Manteca, California       95336

3.  Additional Debtor (if any)(Last Name First)

3A. Social Security or Federal Tax No.

3B. Mailing Address                    3C.  City, State         3D.  Zip Code

4.  Secured Party

      Name                 Security Pacific Leasing Corporation
      Mailing Address      555 California Street, 4th Floor
      City                 San Francisco   State   California   Zip Code 94104

4A. Social Security No., Federal Tax No.
    or Bank Transit and A.B.A. No.

5.  Assignee of Secured Party (if any)

      Name
      Mailing Address
      City                                 State                Zip Code

5A. Social Security No., Federal Tax No.
    or Bank Transit and A.B.A. No.

6. A ( ) Continuation - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here and insert description of real property on which growing or to be grown in Item 7 below.

    B (X) Release - From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in Item 7 below.

    C ( ) Assignment - The Secured Party certifies that the Secured Party has assigned to the Assignee above named, all the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.



    D ( ) Termination - The Secured Party certifies that the Secured Party no longer claims a security interest under the Financing Statement bearing the file number shown above.

    E ( ) Amendment - The Financing Statement bearing the file number shown above is amended as set forth in Item 7 below. (Signature of debtor required on all amendments.)

    F ( ) Other -


7. Any and all collateral described in the Financing Statement bearing the file number shown above.


8.                                                    C   9.  This space for
                                                      O       use of Filing
                         (Date)November       1996    D       Officer (Date,
                                                      E       Time, Filing
                                                              Office)
                                                      1
By:
       Signature of Debtor(s)             (Title)     2

                                                      3

                                                      4
By:    Signature(s) of Secured Party(ies) (Title)
                                                      5

                                                      6

10.                Return Copy To                     7

                                                      8
                                        Name
                                        Address       9
                                        City, State
                                        and Zip

                           STATE OF CALIFORNIA

    UNIFORM COMMERCIAL CODE - FINANCING STATEMENT CHANGE - FORM UCC-2
       IMPORTANT - Read instructions on back before completing form

                               EXHIBIT E-3


This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code

1.  File No.of Orig. Fin. Stmt.        1A.  Date of Filing of Orig. Fin. Stmt.
           94175348                                     8/29/94

1B. Date of Orig. Fin. Stmt.           1C.  Place of Filing Orig. Fin. Stmt.
          8/25/94                            Secretary of State Office

2.  Debtor (Last Name First)           2A.  Social Security or Federal Tax No.
    Tannehill Oil Company

2B. Mailing Address                    2C.  City, State         2D.  Zip Code
    120 Manteca Avenue/P.0. Box 871         Manteca, California       95336

3.  Additional Debtor (if any)(Last Name First)

3A. Social Security or Federal Tax No.

3B. Mailing Address                    3C.  City, State         3D.  Zip Code

4.  Secured Party

      Name                 Security Pacific Leasing Corporation
      Mailing Address      555 California Street, 4th Floor
      City                 San Francisco   State   California   Zip Code 94104

4A. Social Security No., Federal Tax No.
    or Bank Transit and A.B.A. No.

5.  Assignee of Secured Party (if any)

      Name
      Mailing Address
      City                                 State                Zip Code

5A. Social Security No., Federal Tax No.
    or Bank Transit and A.B.A. No.

6. A ( ) Continuation - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here and insert description of real property on which growing or to be grown in Item 7 below.

    B (X) Release - From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in Item 7 below.

    C ( ) Assignment - The Secured Party certifies that the Secured Party has assigned to the Assignee above named, all the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.


    D ( ) Termination - The Secured Party certifies that the Secured Party no longer claims a security interest under the Financing Statement bearing the file number shown above.

    E ( ) Amendment - The Financing Statement bearing the file number shown above is amended as set forth in Item 7 below. (Signature of debtor required on all amendments.)

    F ( ) Other -


7. Any and all collateral described in the Financing Statement bearing the file number shown above.


8.                                                    C   9.  This space for
                                                      O       use of Filing
                         (Date)November       1996    D       Officer (Date,
                                                      E       Time, Filing
                                                              Office)
                                                      1
By:
       Signature of Debtor(s)             (Title)     2

                                                      3

                                                      4
By:    Signature(s) of Secured Party(ies) (Title)
                                                      5

                                                      6

10.                Return Copy To                     7

                                                      8
                                        Name
                                        Address       9
                                        City, State
                                        and Zip

    EXHIBIT 2A TO THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND
                 BETWEEN BERRY PETROLEUM COMPANY
               AND TANNEHILL ELECTRIC COMPANY, INC.


RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NORDMAN, CORMANY, HAIR & COMPTON
Attn:  Laura K. McAvoy, Esq.
1000 Town Center Drive, 6th Floor
Post Office Box 9100
Oxnard, California 93031-9100


MAIL TAX STATEMENTS TO:
Berry Petroleum Company
Jerry V. Hoffman, President
28700 Hovey Hills Road
Post Office Bin X
Taft, California 93265



                                           A.P.N. 220-181-17-00-4
                                                  220-181-24-00-4
                                                  220-181-18-00-7

   ASSIGNMENT OF LEASES, RIGHTS OF WAY, EASEMENTS AND CONTRACTS


     THIS ASSIGNMENT OF LEASES, RIGHTS OF WAY, EASEMENTS AND CONTRACTS ("Assignment") dated and effective as of 12:01 a.m. Pacific Standard Time, on October 1, 1996 (the "Effective Date"), is from TANNEHILL ELECTRIC COMPANY, INC., a California corporation ("Assignor"), whose address is 120 Manteca Avenue, Post Office Box 871, Manteca, California 95336, to BERRY PETROLEUM COMPANY, a Delaware corporation ("Assignee"), whose address is 28700 Hovey Hills Road, Post Office Bin X, Taft, California 93268.

     a. Assignment. For the sum of Ten Dollars ($10) and other good and valuable consideration, the receipt and sufficiency of which Assignor hereby acknowledges, Assignor hereby transfers, grants, bargains, conveys and assigns to Assignee, effective for all purposes as of the Effective Date, subject to the terms and conditions set forth in that certain Purchase and Sale Agreement dated November 8, 1996, by and between Berry Petroleum Company and Tannehill Electric Company, Inc. ("Purchase and Sale Agreement"), and subject to all contracts, agreements, encumbrances and other matters to which the following assets are subject as of the Effective Date, all of Assignor's right, title and interest in and to the interests and rights described in Schedule A to this Assignment (hereinafter collectively called and referred to as the "Cogeneration Assets") and all other rights, privileges, obligations, benefits and powers conferred upon the owner or holder of the Cogeneration Assets.

     b. Assumptions. Assignee hereby assumes and agrees to pay, perform and discharge its obligations under the Cogeneration Assets, and the agreements, associated contracts and other burdens pertaining thereto, which accrue and relate to, or are based upon or arise out of, events occurring after the Effective Date, all in accordance with the terms of the Purchase and Sale Agreement.

     c. Further Assurances. The parties agree to take all such further actions and execute, acknowledge and deliver all such further documents that are necessary or useful in carrying out the purposes of this Assignment. So long as authorized by applicable law so to do, Assignor hereby agrees to execute, acknowledge and deliver to Assignee all such other additional instruments, notices, division orders, transfer orders and other documents and to do all such other and further acts and things as may be necessary to more fully and effectively grant, convey, transfer and assign to Assignee the Cogeneration Assets conveyed hereby or intended so to be.

     d. Schedule. Reference is made to Schedule A attached hereto and made a part hereof for all purposes. Reference in such Schedule A to instruments on file or recorded in the public records are made for all purposes.

     e. Headings. Headings are included in this Assignment for convenience of reference and shall in no way define, limit, extend, or describe the scope or intent of any provision of this Assignment.

     f. Successors and Assigns. This Assignment shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

     g. Multiple Counterparts. This Assignment may be executed in any number of counterparts and each counterpart hereof shall be deemed to be an original instrument but all of such counterparts shall constitute but one assignment.

     h. Recordation. To facilitate recording or filing of this Assignment, each counterpart filed with a federal or state agency or office may contain only those portions of Schedule A that describe property under the jurisdiction of that agency or office. Assignor and Assignee have each retained a counterpart of this Assignment with a complete Schedule A. Another counterpart of this Assignment with a complete Schedule A shall be recorded in the official real property records of Kern County, California.

     i. Governing Law. The provisions of this Assignment shall be governed by and construed in accordance with the laws of the State of California, excluding any conflicts of law, rule or principle that might refer same to the laws of another jurisdiction.


TANNEHILL ELECTRIC COMPANY, INC.,     BERRY PETROLEUM COMPANY,
a California corporation              a Delaware corporation


By:  __________________________       By:  ______________________________
     Albert G. Boyce, Jr., President       Jerry V. Hoffman, President
                                           and Chief Executive Officer


By:  __________________________       By:  ______________________________
     John W. Tannehill, Secretary          Kenneth A. Olson, Secretary

                    "Assignor"                         "Assignee"

STATE OF CALIFORNIA      )
                         )
COUNTY OF ____________   )

On _______________, 1996, before me, _____________________, Notary Public, personally appeared Albert G. Boyce, Jr., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

________________________________


STATE OF CALIFORNIA      )
                         )
COUNTY OF _____________  )

On ________________, 1996, before me, ______________________, Notary Public, personally appeared John W. Tannehill, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

__________________________________


STATE OF CALIFORNIA      )
                         )
COUNTY OF _____________  )

On ________________, 1996, before me, ______________________, Notary Public, personally appeared Jerry V. Hoffman and Kenneth A. Olson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity, and that by their signatures on the instrument the persons, or the entities upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

__________________________________

                          SCHEDULE A TO
                            EXHIBIT 2A


       ASSIGNMENT OF RIGHTS OF WAY, EASEMENTS AND CONTRACTS
ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT
                     DATED NOVEMBER 8, 1996,
            BY AND BETWEEN BERRY PETROLEUM COMPANY AND
                 TANNEHILL ELECTRIC COMPANY, INC.
                      (Unrecorded Documents)


1. PG&E S.O. #2 Contract between Solar, signed November 15, 1985, and Pacific Gas & Electric Company, signed November 20, 1985; and assigned by Solar to Monarch Cogeneration 1986-1, and further assigned by Monarch to Tannehill Electric Company, Inc., and Security Pacific, effective by PG&E's consent on August 25, 1994.


2. Operation & Maintenance Agreement between Solar Turbines Incorporated and Tannehill Electric Company, Inc., dated August 15, 1994.


3. Right to Purchase Contract, dated November 8, 1996, by and among Tannehill Electric Company, Berry Petroleum Company and Security Pacific Leasing Corporation and all Exhibits thereto.

   EXHIBIT 2B TO THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND
                 BETWEEN BERRY PETROLEUM COMPANY
               AND TANNEHILL ELECTRIC COMPANY, INC.



RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NORDMAN, CORMANY, HAIR & COMPTON
Attn:  Laura K. McAvoy, Esq.
1000 Town Center Drive, 6th Floor
Post Office Box 9100
Oxnard, California 93031-9100


MAIL TAX STATEMENTS TO:
Berry Petroleum Company
Jerry V. Hoffman, President
28700 Hovey Hills Road
Post Office Bin X
Taft, California 93265


                                           A.P.N. 220-181-17-00-4
                                                  220-181-24-00-4
                                                  220-181-18-00-7

   ASSIGNMENT OF LEASES, RIGHTS OF WAY, EASEMENTS AND CONTRACTS


     THIS ASSIGNMENT OF LEASES, RIGHTS OF WAY, EASEMENTS AND CONTRACTS ("Assignment") dated and effective as of 12:01 a.m. Pacific Standard Time, on October 1, 1996 (the "Effective Date"), is from TANNEHILL ELECTRIC COMPANY, INC., a California corporation ("Assignor"), whose address is 120 Manteca Avenue, Post Office Box 871, Manteca, California 95336, to BERRY PETROLEUM COMPANY, a Delaware corporation ("Assignee"), whose address is 28700 Hovey Hills Road, Post Office Bin X, Taft, California 93268.

     j. Assignment. For the sum of Ten Dollars ($10) and other good and valuable consideration, the receipt and sufficiency of which Assignor hereby acknowledges, Assignor hereby transfers, grants, bargains, conveys and assigns to Assignee, effective for all purposes as of the Effective Date, subject to the terms and conditions set forth in that certain Purchase and Sale Agreement dated November 8, 1996, by and between Berry Petroleum Company and Tannehill Electric Company, Inc. ("Purchase and Sale Agreement"), and subject to all contracts, agreements, encumbrances and other matters to which the following assets are subject as of the Effective Date, all of Assignor's right, title and interest in and to the interests and rights described in Schedule A to this Assignment (hereinafter collectively called and referred to as the "Cogeneration Assets") and all other rights, privileges, obligations, benefits and powers conferred upon the owner or holder of the Cogeneration Assets.

     k. Assumptions. Assignee hereby assumes and agrees to pay, perform and discharge its obligations under the Cogeneration Assets, and the agreements, associated contracts and other burdens pertaining thereto, which accrue and relate to, or are based upon or arise out of, events occurring after the Effective Date, all in accordance with the terms of the Purchase and Sale Agreement.

     l. Further Assurances. The parties agree to take all such further actions and execute, acknowledge and deliver all such further documents that are necessary or useful in carrying out the purposes of this Assignment. So long as authorized by applicable law so to do, Assignor hereby agrees to execute, acknowledge and deliver to Assignee all such other additional instruments, notices, division orders, transfer orders and other documents and to do all such other and further acts and things as may be necessary to more fully and effectively grant, convey, transfer and assign to Assignee the Cogeneration Assets conveyed hereby or intended so to be.

     m. Schedule. Reference is made to Schedule A attached hereto and made a part hereof for all purposes. Reference in such Schedule A to instruments on file or recorded in the public records are made for all purposes.

     n. Headings. Headings are included in this Assignment for convenience of reference and shall in no way define, limit, extend, or describe the scope or intent of any provision of this Assignment.

     o. Successors and Assigns. This Assignment shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

     p. Multiple Counterparts. This Assignment may be executed in any number of counterparts and each counterpart hereof shall be deemed to be an original instrument but all of such counterparts shall constitute but one assignment.

     q. Recordation. To facilitate recording or filing of this Assignment, each counterpart filed with a federal or state agency or office may contain only those portions of Schedule A that describe property under the jurisdiction of that agency or office. Assignor and Assignee have each retained a counterpart of this Assignment with a complete Schedule A. Another counterpart of this Assignment with a complete Schedule A shall be recorded in the official real property records of Kern County, California.

     r. Governing Law. The provisions of this Assignment shall be governed by and construed in accordance with the laws of the State of California, excluding any conflicts of law, rule or principle that might refer same to the laws of another jurisdiction.


TANNEHILL ELECTRIC COMPANY, INC.,       BERRY PETROLEUM COMPANY,
a California corporation                a Delaware corporation


By:  ____________________________       By:  ______________________________
     Albert G. Boyce, Jr., President         Jerry V. Hoffman, President
                                             and Chief Executive Officer


By:  ____________________________       By:  ______________________________
     John W. Tannehill, Secretary            Kenneth A. Olson, Secretary

                    "Assignor"                         "Assignee"

STATE OF CALIFORNIA      )
                         )
COUNTY OF _____________  )

On ________________, 1996, before me, ______________________, Notary Public, personally appeared Albert G. Boyce, Jr., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

_______________________________


STATE OF CALIFORNIA      )
                         )
COUNTY OF _____________  )

On ________________, 1996, before me, _______________________, Notary Public, personally appeared John W. Tannehill, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

_______________________________


STATE OF CALIFORNIA      )
                         )
COUNTY OF _____________  )

On ________________, 1996, before me, ______________________, Notary Public, personally appeared Jerry V. Hoffman and Kenneth A. Olson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity, and that by their signatures on the instrument the persons, or the entities upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

_______________________________

                          SCHEDULE A TO
                            EXHIBIT 2B


       ASSIGNMENT OF RIGHTS OF WAY, EASEMENTS AND CONTRACTS
ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT
                     DATED NOVEMBER 8, 1996,
            BY AND BETWEEN BERRY PETROLEUM COMPANY AND
                 TANNEHILL ELECTRIC COMPANY, INC.
                       (Recorded Documents)



1. Cogeneration Facility Lease between Security Pacific Leasing Corporation and Tannehill Electric Company, dated August 15, 1994, and Lease Supplement #1, dated August 26, 1994, relating to the following described real property:

          That certain portion of the East half of the Northeast quarter of Section 33, Township 12, North, Range 24 West, S.B.B.M., described as Parcel 1 of Parcel Map 8297 in the unincorporated area of the County of Kern, State of California, as per Map recorded January 20, 1989 in Book 37, pages 134 and 135 of Parcel Maps, in the Office of the County Recorder of said County.

          EXCEPTING therefrom any vein or lode of quartz or other rock in place bearing gold, cinnabar, lead, tin, copper or other valuable deposits within the land above described which may have been discovered or known to exist prior to November 11, 1902.

               STATEMENT OF TAX DUE UNDER PROVISIONS OF THE
                           DOCUMENTARY STAMP ACT
                                    and
      REQUEST THAT STAMPS NOT BE MADE A PART OF THE PERMANENT RECORD


TO:         Kern County Recorder

THE TAX DUE PURSUANT TO THE PROVISIONS OF THE DOCUMENTARY STAMP ACT ON THE
DEED, TRANSFER, OR CONVEYANCE FROM:     Tannehill Electric Company, Inc.
                                             [Name of Grantor(s) or
Lessor(s)]



TO:     Berry Petroleum Company
          [Name of Grantee(s) or Lessee(s)]




OF THE FOLLOWING BRIEFLY DESCRIBED REAL PROPERTY:   T12N, R24W, Section 33;
                APNs 220-181-17-00-4; 220-181-24-00-4; 220-181-18-00-7



Amounts to:  $________________               Amounts to:  $________________

(X)  Unincorporated Area                     (  )  City of ___________________
(  )  Computed on full value                 (  )  Computed on full value
(  )  Computed on full value LESS liens      (  )  Computed on full value LESS
        and encumbrances remaining                  liens and encumbrances
                                                    remaining


 Documentary Transfer Tax $____________
 Computed on full value of property
 conveyed

     Tannehill Electric Company, Inc.


     By: _________________________________


Affix transfer Tax Stamp Here      Stamp Reserved for Recorder's Coding Stamp

Date: _____________________________     By:__________________________

                                        Title: ______________________


AFTER THE PERMANENT RECORD IS MADE, THIS DOCUMENT WILL BE ATTACHED TO THE CONVEYING DOCUMENT AND RETURNED TO THE PARTY ENTITLED THERETO. A COPY WILL BE MADE AND PLACED ON FILE FOR AUDITING PURPOSES.

     EXHIBIT 3 TO THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND
                 BETWEEN BERRY PETROLEUM COMPANY
               AND TANNEHILL ELECTRIC COMPANY, INC.


                   ALLOCATION OF PURCHASE PRICE


     The parties agree to the allocation of purchase price as represented on IRS Form 8594 attached hereto.

FORM 8594                 ASSET ACQUISITION STATEMENT        OMB No. 1545-1021
(Rev Jan 1996)                 UNDER SECTION 1060
Department of the Treasury                                   Attachment
Internal Revenue Service                                     Sequence No. 61

                   Attach to your Federal income tax return

Name as Shown on return               Identification number as shown on return
Tannehill Electric Company, Inc.                  77-0377799

Check the box that identifies you               Buyer          (X) Seller

Part 1     General Information - to be completed by all filers.

1.  Name of other party to the transaction
      Berry Petroleum Company

    Other party's identification number
           77-0079387

    Address (number, street, and room or suite no.)
      28700 Hovey Hills Road,   P.O. Bin X
      Taft, California 93268

2.  Date of Sale                                 3.  Total sales price
    October 1, 1996                                    $200,000

Part II Assets Transferred - to be completed by all filers of an original statement

4.  Assets     Aggregate Fair Market Value         Allocation of Sales price
               (Actual Amount for Class I)

Class   I      $                                   $

Class  II      $                                   $

Class III      $                                   $ 200,000

Class  IV      $                                   $

Total          $                                   $ 200,000


5. Did the buyer and seller provide for an allocation of the sales price in the sales contract or in another written document signed by both parties?

                            (X) Yes               No

    If Yes, are the aggregate fair market values listed for each of asset Classes I, II, III and IV the amounts agreed upon in your sales contract or in a separate written document?

                            (X) Yes               No



6. In connection with the purchase of the group of assets, did the buyer also purchase a license or a covenant not to complete, or enter into a lease agreement, employment contract, management contract, or similar arrangement with the seller (or managers, directors, owners, or employees of the seller)?

                                Yes           (X) No

    If Yes, specify (a) the type of agreement, and (b) the maximum amount of consideration (not including interest) paid or to be paid under the agreement. See the instructions for line 6.



For Paperwork Reduction Act Notice, see instructions.

Cat. No. 63768Z                                          Form 8592 (Rev. 1-96)

 [THIS PAGE INTENTIALLY BLANK]


2/19/96    Published by Tax Management Inc., a subsidiary of The Bureau of
       National Affairs, Inc.                                       8594.I

Form 8594                Asset Acquisition Statement          OMB No 1545-1021
(Rev January 1993)           Under Section 1060               Expires 2-29-96
Department of the Treasury
Internal Revenue Service                                      Attachment
                  Attach to your Federal income tax return    Sequence No 61

Name as shown on return              Identification number as shown on return
Berry Petroleum Company                                77-0079387

Check the box that identifies you           X  Buyer             Seller

Part I   General Information - to be completed by filers

1   Name of other party to the transaction
     Tannehill Electric Company, Inc.

    Other party's identification number
             77-0377799

    Address (number, street, and room or suite no.)
     P.O. Box 871

    City, State, and Zip Code
     Manteca, California  95336

2   Date of Sale                                 3  Total Sales Price
     10/1/96                                            $200,000

Part II Assets Transferred - to be completed by all filers of an original statement
4   Assets        Aggregate Fair Market Value       Allocation of Sales Price
                  (Actual Amount for Class 1)

Class I           $                                 $

Class II          $                                 $

Class III         $                                 $ 200,000

Class IV                                            $

Total                                               $ 200,000

5 Did the buyer and seller provide for an allocation of the sales price in the sales contrct or in another written document signed by both parties?
                           X  Yes          No

   If "yes," are the aggregate fair market values listed for each of asset Classes I, II, and III the amounts agreed upon in your sales contract or in a separate written document?
                           X  Yes          No

6 In connection with the purchase of the group of assets, did the buyer also purchase a license or a covenant not to compete, or enter into a lease agreement, employment contract, management contract, or similar arrangement with the seller (or managers, directors, owners, or employees of the seller)?
                              Yes        X No

   If "yes," specify (a) the type of agreement, and (b) the maximum amount of consideration (not including interest) paid or to be paid under the agreement. See the instructions for line 6.

Form 8594 (Rev. 1-96)                                                 Page 2

Part III Class III, Intangible Amortizable Assets Only - Complete if applicable. The amounts shown below also must be included under Class III assets in Part II. Attach additional sheets if more space is needed.

   Assets          Fair Market Value   Useful Life   Allocation of Sales Price

Contracts          $ 200,000                 5       $ 200,000

                   $                                 $

                   $                                 $

                   $                                 $

                   $                                 $

                   $                                 $

Part IV Supplemental Statement - To be completed only if amending an original statement or previously filed supplemental statement because of anincrease or decrease in consideration N/A

7.  Assets   Allocation of Sales Price   Increase or   Redetermined Allocation
              as Previously Reported      (Decrease)        of Sales Price

Class I      $                           $            $

Class II     $                           $            $

Class III    $                           $            $

Class IV     $                           $            $

Totals       $                                        $


8. Reason(s) for increase or decrease. Attach additional sheets if more space is needed.

9. Tax year and tax return form number with which the original form 8594 and any supplemental statements were filed.

     EXHIBIT 4 TO THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND
                BETWEEN BERRY PETROLEUM COMPANY
              AND TANNEHILL ELECTRIC COMPANY, INC.


                  CERTIFICATE OF SATISFACTION
               TO THE PURCHASE AND SALE AGREEMENT
ENTERED INTO BY AND BETWEEN TANNEHILL ELECTRIC COMPANY, INC. AND BERRY
                       PETROLEUM COMPANY
                      ON NOVEMBER 8, 1996
                  (PARAGRAPH 2.10(e) THEREOF)



     The undersigned parties to that certain Purchase and Sale Agreement by and between Berry Petroleum Company and Tannehill Electric Company, Inc., to be entered into on this 8th day of November, 1996, declare that all conditions to the Closing have been satisfied and the transaction is Closed.


BERRY PETROLEUM COMPANY,           TANNEHILL ELECTRIC COMPANY, INC.,
a Delaware corporation             a California corporation


By:  _______________________       By:  _______________________________
     Jerry V. Hoffman, President        Albert G. Boyce, Jr., President
     and Chief Executive Officer


By:  __________________________    By:  _______________________________
     Kenneth A. Olson, Secretary        John W. Tannehill, Secretary

  EXHIBIT 5 TO THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND
                 BETWEEN BERRY PETROLEUM COMPANY
              AND TANNEHILL ELECTRIC COMPANY, INC.


                      ESCROW INSTRUCTIONS

              FIRST AMERICAN TITLE INSURANCE COMPANY

      MAIN OFFICE: 4540 CALIFORNIA AVENUE, SUITE 100 (93309)
      MAILING ADDRESS: P.O. BOX 1945, BAKERSFIELD, CA 93303
                     TELEPHONE (805) 327-5311
                     FACSIMILE (805) 327-8533


              E S C R O W   I N S T R U C T I O N S


FIRST AMERICAN TITLE INSURANCE COMPANY CONDUCTS ESCROW BUSINESS UNDER CERTIFICATE OF AUTHORITY NO. 2787 ISSUED BY THE STATE OF CALIFORNIA DEPARTMENT
                          OF INSURANCE.
FINAL DRAFT


Escrow Officer: NANCY J. SMITH                    Property: COGENERATION
                                                            ASSETS,
                                                            TAFT, CA

Escrow Number: 1128320N

Date: November 4, 1996


To:FIRST AMERICAN TITLE INSURANCE COMPANY

THESE INSTRUCTIONS ARE ENTERED INTO PURSUANT TO THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED WHEN EXECUTED BY BERRY PETROLEUM COMPANY AND TANNEHILL ELECTRIC COMPANY, INC. A COPY OF WHICH IS ATTACHED HERETO. AS ESCROW HOLDER YOU SHALL\ BE CONCERNED ONLY WITH THOSE SPECIFIC PROVISIONS OF SAID CONTRACT SET FORTH AND ENUMERATED THEREIN AS FOLLOWS:

#1.6, #1.13, #2.1, #2.2, #2.3, #2.5, #2.6 CLARIFICATION: DISTRIBUTION OF SALE
PROCEEDS AND RECORDATION OF DOCUMENTS WITH KERN COUNTY RECORDER WILL BE HANDLED AT THE OFFICE OF ESCROW HOLDER, FIRST AMERICAN TITLE INSURANCE COMPANY, 4540 CALIFORNIA #100, BAKERSFIELD, CA. 93309. THIS ESCROW TO CLOSE CONCURRENTLY WITH ESCROWS #1128321N AND #1125444N,
#2.7 AND #2.8 CLARIFICATION: PARTIES TO SUPPLY ESCROW HOLDER WITH INFORMATION SO PRORATIONS CAN BE HANDLED THROUGH ESCROW OR NOTIFY ESCROW HOLDER BY MUTUAL WRITTEN INSTRUCTIONS THAT PRORATIONS WILL BE HANDLED OUTSIDE OF THIS ESCROW; #2.10 CLARIFICATION: DOCUMENTS TO BE DEPOSITED INTO ESCROW OR PARTIES TO NOTIFY ESCROW HOLDER BY MUTUAL WRITTEN INSTRUCTIONS THAT SAID DOCUMENTS HAVE BEEN DELIVERED OUTSIDE OF ESCROW, #2.12, ARTICLES VII AND VIII, DOCUMENTS WILL BE DEPOSITED AND APPROVED BY COUNSEL PRIOR TO CLOSE OF ESCROW.

ALL PARTIES AGREE THAT TRANSFER OF SAID PROPERTY IS NOT BEING HANDLED THROUGH THE BULK SALE PROCESS. ESCROW HOLDER WILL NOT CONDUCT ANY UCC SEARCHES. NO TITLE INSURANCE OR GUARANTEES OF TITLE WILL BE ISSUED BY ESCROW HOLDER WITH REGARD TO PROPERTY BEING TRANSFERRED IN THIS ESCROW.

       1A
ANY AND ALL OTHER PROVISIONS OF SAID CONTRACT NOT ENUMERATED ABOVE IMPOSE NO DUTIES ON YOU AS ESCROW HOLDER AND ARE MATTERS OF AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES WITH WHICH YOU SHALL NOT BE CONCERNED.

THE ATTACHED GENERAL PROVISIONS AND PAGE #1B ARE HEREBY MADE A PART OF THESE INSTRUCTIONS.


TANNEHILL ELECTRIC COMPANY, INC

BY:


ITS:


BERRY PETROLEUM COMPANY

BY:


ITS:



       1B
ESCROW INSTRUCTIONS - PAGE 1B
Escrow Number: 1128320N

NOTICE OF TAX REPORTING AND WITHHOLDING OBLIGATIONS OF THE PARTIES:

State Law

     In accordance with Sections 18805 and 26131 of the Revenue and Taxation Code, a buyer may be required to withhold an amount equal to three and one-third percent of the sales price in the case of the disposition of California real property interest by either:

1. A seller who is an individual with a last known street address outside of California or when the disbursement instructions authorize the proceeds be sent to a financial intermediary of the seller, OR

2. A corporate seller which has no permanent place of business in California. The buyer may become subject to penalty for failure to withhold an amount equal to the greater of 10 percent of the amount required to be withheld or five hundred dollars ($500).

However, notwithstanding any other provision included in the California statutes referenced above, no buyer will be required to withhold any amount or be subject to penalty for failure to withhold if:

1. The sales price of the California real property conveyed does not exceed one hundred thousand dollars ($100,000), OR

2. The seller executes a written certificate, under the penalty of perjury,certifying that the seller is a resident of California, or if a corporation, has a permanent place of business in California, OR

3. The seller, who is an individual, executes a written certificate, under the penalty of perjury, that the California real property being conveyed is the seller's principal residence (as defined in Section 1034 of the Internal Revenue Code.The seller is subject to penalty for knowingly filing a fraudulent certificate for the purpose of avoiding the withholding requirement.

The California statues referenced above include provisions which authorize the Franchise Tax Board to grant reduced withholding and waivers from withholding on a case-by-case basis.
The parties to this transaction should seek an attorney's, accountant's, or other tax specialists's opinion concerning the effect of this law on this transaction and should not act on any statements made or omitted by the escrow or closing officer.

       2B
Federal Law:See Item #16 of General Provisions

Federal 1099 Reporting for Resident Seller

     The parties acknowledge that First American Title has an obligation to provide information from this transaction to the Internal Revenue Service at the close of the escrow. This information includes, but is not limited to, the taxpayer identification and/or social security number(s) of the seller(s) and the gross sales price. First American Title can not authorize the recording and closing of this transaction without receipt of information deemed adequate by First American Title for complying with the IRS reporting requirements. Failure to provide the requested information to escrow holder will result in a delay in closing.


THE UNDERSIGNED HEREBY EXPRESSLY ACKNOWLEDGE RECEIPT OF THE ABOVE NOTICE.



TANNEHILL ELECTIC COMPANY, INC

BY:

ITS:




BERRY PETROLEUM COMPANY

BY:

ITS:


       3B
                        GENERAL PROVISIONS

1.   Deposit of Funds & Disbursements
          You shall deposit all funds received in this escrow in any bank insured by an agency of the United States Government, including your affiliated bank, First American Trust Company, in one or more of your general escrow demand accounts. These funds may be transferred to any other general escrow demand account or accounts, in the above named bank or banks, including those maintained in your affiliated bank. All disbursements shall be made by your check. You are authorized not to close escrow or disburse until good funds have been confirmed in escrow.

2.   Prorations and Adjustments
          The expression "close of escrow" used in this escrow means the date of which instruments referred to herein are recorded and relates only to prorations and/or adjustments unless otherwise specified.

3.   Recordation of Instruments
          You are authorized to record any documents delivered through this escrow, the recording of which is necessary or proper in the issuance of the requested policy of title insurance.

4.   Authorization to Execute Assignment of Insurance Policies
          You are to execute on behalf of the parties hereto form assignments of interest in any insurance policies (other than title insurance) called for in this escrow; forward assignments and policies upon close of escrow to the agent with the request, first, that insurer consent to such transfer and/or attach a loss payable clause and/or make such other additions or corrections as may have been specifically required herein, and second, that the agent there after forward such policies to the parties entitled to them.
          In all acts in this escrow relating to insurance, including adjustments, if any, you shall be fully protected in assuming that each policy is in force and that the necessary premium therefor has been paid.

5.   Authorization to Furnish Copies
          You are to furnish a copy of these instructions, amendments thereto, closing statements and/or any other documents deposited in this escrow to the lender or lenders, the real estate broker or brokers and/or the attorney or attorneys involved in this transaction upon request of the lenders, brokers or attorneys.

6.   Personal Property Taxes
          No examination or insurance as to the amount or payment of personal property taxes is required unless specifically requested.

7.   Right of Cancellation
          Any party instructing you to cancel this escrow shall file notice of cancellation in your office, in writing. You shall within a reasonable time thereafter mail, by certified mail, one copy of the notice to each of the other parties at the addresses stated in this escrow. Unless written objection to cancellation is filed in your office by a party within ten
     (10)days after date of mailing, you are authorized at your option to comply with the notice and demand payment of your cancellation charges as provided in this agreement. If written objection is filed, you are authorized at your option to hold all money and instruments in this escrow and take no further action until otherwise directed, either by the parties' mutual written instructions, or final order of

       4B
a court of competent jurisdiction.

8.   Action in Interpleader
          The parties hereto expressly agree that you, as escrow holder, have the absolute right at your election to file an action in interpleader requiring the parties to answer and litigate their several claims and rights among themselves and you are authorized to deposit with the clerk of the court all documents and funds held in this escrow. In the event such action is filed,the parties jointly and severally agree to pay your cancellation charges and costs, expenses and reasonable attorney's fees which you are required to expend or incur in the interpleader action, the amount thereof to be fixed and judgment therefor to be rendered by the court. Upon the filing of the action, you shall thereupon be fully released and discharged from all obligations to further perform any duties or obligations otherwise imposed by the terms of this escrow.


9.   Termination of Agency Obligations
          If there is no action taken on this escrow within six (6) months after the "time limit date" as set forth in the escrow instructions or written extension thereof, your agency obligation shall terminate at your option and all documents, monies or other items held by you shall be returned to the parties depositing same.
          If the event of cancellation of this escrow, whether it be at the request of any of the parties or otherwise, the fees and charges due First American Title Insurance Company, including expenditures incurred and/or authorized shall be borne equally by the parties hereto (unless otherwise agreed to specifically.)

10.  Conflicting Instructions
          Should you before or after close of escrow receive or become aware of any conflicting demands or claims with respect to this escrow or the rights of any of the parties hereto, or any money or property deposited herein or affected hereby, you shall have the right to discontinue any or all further acts on your part until the conflict is resolved to your satisfaction, and you shall have the further right to commence or defend any action or proceedings for the determination of the conflict as provided in paragraphs 7 and 8 or these General Provisions.

11.  Funds Retained in Escrow
          If for any reason funds are retained in escrow, you may deduct therefrom $10.00 as a monthly charge as custodian thereof.

12.  Usury
          You are not to be concerned with any question of usury in any loan or encumbrances involved in the processing of the escrow and you are hereby released of any responsibility of liability therefor.

13.  Indemnify for Attorneys Fees and Costs
          In the event suit is brought by any party to this escrow, including the title company or any other party, as against each other, or others,including the title company, claiming any right they may have as against each other or against the title company, then in that event, the parties hereto agree to indemnify and hold harmless the title company against any attorney's fees and costs incurred by it.

14.  Amendments to Escrow Instructions
          Any Amendment or supplement to these escrow instructions must be in writing. These escrow instructions constitute the entire escrow between the escrow holder and the parties hereto.

       5B
15.  Supplemental taxes:
          Seller and Buyer acknowledge that the subject property may be subject to supplemental taxes due as a result of change of ownership taking place through this escrow. Any necessary adjustment due either party on receipt of a supplemental tax bill will be made by the parties outside of this escrow and escrow holder is released of any liability in connection with same.

16.  Foreign Investment in Real Property Tax Act
          The Foreign Investment in Real Property Tax Act of 1980 as amended by the Tax Reform Act of 1984 places special requirements for tax reporting and withholding on the parties to a real estate transaction where the transferor(seller) is a non resident alien or non domestic corporation or partnership or is a domestic corporation or partnership controlled by non residents or non resident corporations or partnerships. The parties to this transaction are seeking an attorney's, accountant's, or other tax specialist's opinion concerning the effect of this Act on this transaction and are not acting on any statements made or omitted by
     the escrow or closing officer. (INITIAL HERE:         )

17.  Preliminary change of Ownership form:
          Prior to close of escrow buyer will be sent a Preliminary Change of Ownership Report, which is required by the County Recorder's office to accompany documents called for herein at the time of recording, in accordance with Section 480.3 of the Revenue and Taxation Code. Buyer is aware he must return the form completed and signed prior to the close of escrow. If escrow holder does not receive this report prior to close of escrow, buyer authorizes escrow holder to charge his account the sum of$20.00 which is the fee the County Recorder charges for recording the Deed without the completed form. Buyer is hereby put on notice that the Assessor is required to mail out the form for completion later on if it has not been filed at close of escrow.


18.  Good Funds Law:
          The parties understand that all funds to close escrow must be deposited sufficient number of days prior to the close of escrow in order to comply with Section 12413.1 of the California Insurance Code.
     Generally speaking,wire transferred funds may be deposited into our escrow account any time prior to the close of escrow. Cashier's checks and certified checks must be deposited into our escrow account the business day before the close of escrow.

19.  Escrow Trust Funds:
          Buyer and seller acknowledge that escrow holder will be depositing all funds in escrow in a NON INTEREST bearing fiduciary account at one of the following banks: Union Bank.

20.  Disclosure of Taxpayer Identification Numbers
          Internal Revenue Code Section 6109(h) imposes requirements for furnishing, disclosing, and including taxpayer identification numbers in tax returns on the parties to a residential real estate transaction involving seller provided financing. The parties understand that the disclosure reporting requirements are exclusive obligations between the parties to this transaction and that First American Title Insurance Company is not obligated to transmit the taxpayer identification numbers to the Internal Revenue Service or to the parties. First American Title Insurance Company is not rendering an opinion concerning the effect of this law on this transaction,and the parties are not acting on any statements made or omitted by the escrow or closing officer.
     To facilitate compliance with this law, the parties to this escrow hereby authorize First American Title Insurance Company to release any party's taxpayer identification number to any requesting party who is a party to this transaction. The requesting party shall deliver a written request to escrow. The parties hereto waive all rights of confidentiality regarding their respective taxpayer identification numbers and agree to hold First American Title Insurance Company harmless

       6B
     against any fees, costs, or judgments incurred and/or awarded in connection with the release of taxpayer identification numbers.

   EXHIBIT 6 TO THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND
                 BETWEEN BERRY PETROLEUM COMPANY
              AND TANNEHILL ELECTRIC COMPANY, INC.


                   CERTIFICATE OF COMPLIANCE
               TO THE PURCHASE AND SALE AGREEMENT
  ENTERED INTO BY AND BETWEEN TANNEHILL ELECTRIC COMPANY, INC.
                   AND BERRY PETROLEUM COMPANY
                      ON NOVEMBER 8, 1996
                    (PARAGRAPH 7.6 THEREOF)




     The undersigned certify that Tannehill Electric Company, Inc., has complied with the matters set forth in Sections 7.1, 7.2, 7.3, and 7.4 of that certain Purchase and Sale Agreement by and between Berry Petroleum Company and Tannehill Electric Company, Inc., entered into on November 8, 1996.

Date: _____________, 1996          TANNEHILL ELECTRIC COMPANY, INC.,
                                   a California corporation


                              By:  ______________________________
                                   Albert G. Boyce, Jr. President


                              By:  ______________________________
                                   John W. Tannehill, Secretary

    EXHIBIT 7A TO THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND
                 BETWEEN BERRY PETROLEUM COMPANY
              AND TANNEHILL ELECTRIC COMPANY, INC.


                  FORM OF OPINION OF COUNSEL
               TO TANNEHILL ELECTRIC COMPANY, INC.
                        November ___, 1996

Berry Petroleum Company
Attn:  Jerry V. Hoffman
     President and Chief Executive Officer
28700 Hovey Hills Road
Post Office Bin X
Taft, CA  93268

     Re: Berry Petroleum Company / Tannehill Electric Company, Inc. Asset Purchase and Sale Transaction

Gentlemen:

     We have acted as counsel to Tannehill Electric Company, Inc., a California corporation ("Tannehill"), in connection with the purchase of substantially all the assets of Tannehill by Berry Petroleum Company, a Delaware corporation ("Berry"), pursuant to that certain Purchase and Sale Agreement, dated November 8, 1996, by and between Tannehill and Berry (the "Agreement"). Capitalized terms used in this letter without definition have the meanings given such terms in the Agreement.

     In rendering the opinions set forth below, we have assumed the due authorization, execution and delivery of the Agreement by Berry.

     Based on the foregoing, and in reliance thereon, but subject to the qualifications herein set forth, we are of the opinion that:

     1. Tannehill is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of California and is in good standing under such laws. Tannehill has requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted.

     2. Tannehill has full corporate power and authority to execute and deliver the Agreement and to perform its obligations under the terms of the Agreement.

     3. All corporate action on the part of Tannehill and its directors and shareholders necessary for the authorization, execution, delivery and performance of the Agreement and the consummation of the transactions contemplated thereby, has been taken. The Agreement has been duly executed and delivered by Tannehill and constitutes a legal, valid and binding obligation of Tannehill, enforceable against it in accordance with its respective terms, except as such enforceability may be limited by or subject to (a) any bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditor's rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4. The individuals and entities executing the Agreement as shareholders of Tannehill are the beneficial owners of all the issued and outstanding shares of Tannehill common stock (the "Shares"). There are no outstanding options, warrants, rights of first refusal, or other rights calling for the issuance of, or any security convertible into or exchangeable for, the Shares and no other person or entity has any right in or to the Shares.

     5. No consent, approval or authorization of or designation of Tannehill is required in connection with the valid execution and delivery of the Agreement, or the consummation of the transactions contemplated thereby on the Closing thereof, except as such have been obtained or made prior to or upon the date hereof.

     6. To our best knowledge, no default exists and no event has occurred which would constitute a default under, or violation in the due performance and observance of any term, covenant or condition, or breach of, Tannehill's Articles of Incorporation or Bylaws or any indenture, license, lease, franchise, mortgage, instrument, or other agreement to which Tannehill is a party, or by which it or its properties may be bound; or (a) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Tannehill;
(b) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of Tannehill; or (c) an event that would conflict with any order, rule, or regulation directed to Tannehill by any court or governmental agency or body having jurisdiction over it.

     7. Except as disclosed in the Tannehill Disclosure Letter (as defined in the Agreement), to our best knowledge, there is no suit, action, arbitration, or legal, administrative, or other proceeding or governmental investigation pending or threatened against or affecting Tannehill or any of its businesses or properties or financial or other condition.

     8. Except as disclosed in the Tannehill Disclosure Letter, there are no agreements, written or oral, between Tannehill and any other party that affect, directly or indirectly, the Cogeneration Assets.

     We are members of the bar of the State of California, and accordingly we do not purport to be experts on, or to be qualified to express any opinion herein concerning, nor do we express any opinions herein concerning, any law other than Federal law and the laws of the State of California.

     This opinion letter is limited to the matters expressly stated herein and no opinion or other statement may be inferred or implied beyond the matters expressly stated herein. This opinion letter is addressed to Berry for the benefit of Berry and is only for Berry's use in connection with the Agreement. This opinion letter may not be relied upon by any other person or entity without prior written consent. This opinion is as of this date, and we expressly decline any undertaking to advise you of any matters arising subsequent to the date hereof which would cause us to amend any portion of the foregoing in whole or in part.

                                        Very truly yours,


                                        Roger Coley, Esq.

cc:  Nordman, Cormany, Hair & Compton
     Attn:  Laura K. McAvoy, Esq.

  EXHIBIT 7B TO THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND
                 BETWEEN BERRY PETROLEUM COMPANY
              AND TANNEHILL ELECTRIC COMPANY, INC.


                  FORM OF OPINION OF COUNSEL
               TO TANNEHILL ELECTRIC COMPANY, INC.

                        November ___, 1996


Berry Petroleum Company
Attn:  Jerry V. Hoffman
     President and Chief Executive Officer
28700 Hovey Hills Road
Post Office Bin X
Taft, CA  93268


     Re: Berry Petroleum Company / Tannehill Electric Company, Inc. Asset Purchase and Sale Transaction

Gentlemen:

     We have acted as counsel to Tannehill Electric Company, Inc., a California corporation ("Tannehill") and Sunset Investment Company, LLC, a California limited liability company ("Sunset LLC"), in connection with the purchase of substantially all the assets of Tannehill by Berry Petroleum Company, a Delaware corporation ("Berry"), pursuant to that certain Purchase and Sale Agreement, dated November 8, 1996, by and between Tannehill and Berry (the "Agreement").
In connection with the Agreement, Sunset LLC, has entered into an agreement to indemnify Berry (and other parties) against certain claims and losses (the "Indemnity").

     In rendering the opinions set forth below, we have assumed the due authorization, execution and delivery of the Agreement by Berry.

     Based on the foregoing, and in reliance thereon, but subject to the qualifications herein set forth, we are of the opinion that:

     1. Tannehill is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of California and is in good standing under such laws. Tannehill has requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted.

     2. Sunset LLC is a limited liability company duly organized and validly existing under, and by virtue of, the laws of the State of California and is in good standing under such laws. Sunset LLC has requisite power to own and operate its properties and assets, and to carry on its business as presently conducted.

     3. Tannehill has full corporate power and authority to execute and deliver the Agreement and to perform its obligations under the terms of the Agreement.

     4. Sunset LLC has full corporate power and authority to execute and deliver the Indemnity and to perform its obligations under the terms of the Indemnity.

     5. All corporate action on the part of Tannehill and its directors and shareholders necessary for the authorization, execution, delivery and performance of the Agreement and the consummation of the transactions contemplated thereby, has been taken. The Agreement has been duly executed and delivered by Tannehill and constitutes a legal, valid and binding obligation of Tannehill, enforceable against it in accordance with its respective terms, except as such enforceability may be limited by or subject to (a) any bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditor's rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     6. All action on the part of Sunset LLC and its members necessary for the authorization, execution, delivery and performance of the Indemnity and the consummation of the transactions contemplated thereby, has been taken. The Indemnity has been duly executed and delivered by Sunset LLC and constitutes a legal, valid and binding obligation of Sunset LLC enforceable against it in accordance with its respective terms, except as such enforceability may be limited by or subject to (a) any bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditor's rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     7. The individuals and entities executing the Agreement as shareholders of Tannehill are the beneficial owners of all the issued and outstanding shares of Tannehill common stock (the "Shares"). There are no outstanding options, warrants, rights of first refusal, or other rights calling for the issuance of, or any security convertible into or exchangeable for, the Shares and no other person or entity has any right in or to the Shares.

     8. The individuals and entities executing the Indemnity as members of Sunset LLC are the beneficial owners of all the ownership interests in Sunset LLC (the "Interests"). There are no outstanding options, warrants, rights of first refusal, or other rights calling for the issuance of, or any security convertible into or exchangeable for, the Interests and no other person or entity has any right in or to the Interests.

     9. No consent, approval or authorization of or designation of Tannehill is required in connection with the valid execution and delivery of the Agreement, or the consummation of the transactions contemplated thereby on the Closing thereof, except as such have been obtained or made prior to or upon the date hereof.

     10. No consent, approval or authorization of or designation of Sunset LLC is required in connection with the valid execution and delivery of the Agreement, or the consummation of the transactions contemplated thereby on the Closing thereof, except as such have been obtained or made prior to or upon the date hereof.

     11. To our best knowledge, no default exists and no event has occurred which would constitute a default under, or violation in the due performance and observance of any term, covenant or condition, or breach of, Tannehill's Articles of Incorporation or Bylaws, Sunset LLC's Article of Organization or Operating Agreement, or any indenture, license, lease, franchise, mortgage, instrument, or other agreement to which Tannehill is a party, or by which it or its properties may be bound; or (a) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Tannehill; (b) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of Tannehill; or (c) an event that would conflict with any order, rule, or regulation directed to Tannehill by any court or governmental agency or body having jurisdiction over it.

     12. Except as disclosed in the Tannehill Disclosure Letter (as defined in the Agreement), to our best knowledge, there is no suit, action, arbitration, or legal, administrative, or other proceeding or governmental investigation pending or threatened against or affecting Tannehill, Sunset LLC or any of their businesses or properties or financial or other condition.

     13. Except as disclosed in the Tannehill Disclosure Letter, there are no agreements, written or oral, between Tannehill, Sunset LLC and any other party that affect, directly or indirectly, the Cogeneration Assets.

     14. The transfer of the Cogeneration Assets to Berry will not violate the terms of any agreement, document, or court order entered into or issued in connection with the SOCAL Litigation.

     We are members of the bar of the State of California, and accordingly we do not purport to be experts on, or to be qualified to express any opinion herein concerning, nor do we express any opinions herein concerning, any law other than Federal law and the laws of the State of California.

     This opinion letter is limited to the matters expressly stated herein and no opinion or other statement may be inferred or implied beyond the matters expressly stated herein. This opinion letter is addressed to Berry for the benefit of Berry and is only for Berry's use in connection with the Agreement. This opinion letter may not be relied upon by any other person or entity without prior written consent. This opinion is as of this date, and we expressly decline any undertaking to advise you of any matters arising subsequent to the date hereof which would cause us to amend any portion of the foregoing in whole or in part.

                                        Very truly yours,


                                        Noriega, Alexander & Bradshaw


cc:  Nordman, Cormany, Hair & Compton
     Attn:  Laura K. McAvoy, Esq.

   EXHIBIT 8 TO THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND
                BETWEEN BERRY PETROLEUM COMPANY
              AND TANNEHILL ELECTRIC COMPANY, INC.


                         INDEMNIFICATION


          THIS INDEMNIFICATION ("Agreement") is entered into on _________________, 1996, by and between Berry Petroleum Company, a Delaware corporation ("Berry"), and Sunset Investment Company, LLC, a California limited liability company ("Sunset LLC"), Boyce Resource Development Company, a California corporation; Albert G. Boyce, Jr., as Trustee of Trust "B" Under the Will of Albert G. Boyce, Sr., Deceased; William J. Boyce; Albert G. Boyce V; Mary K. Boyce; John T. Hinkle; Bettianne H. Bowen; Vernier Resources Corporation, a Texas corporation; James L. Hinkle; General Western, Inc., a
New Mexico corporation; Delmar R. Archibald and Joy A. Archibald, Trustees of the Delmar R. Archibald Family Trust, dated June 22, 1982; Lisle Q. Tannehill; John W. Tannehill; Gail Kay Tannehill, as Trustee of the Gail Kay Tannehill Family Trust, dated April 9, 1996; and Thomas H. Tannehill, all acting individually, jointly and severally ("Members"), with Sunset LLC and the Members collectively referred to herein as "Sunset."

                             RECITALS

     A. On November 8, 1996, Berry entered into separate Purchase and Sale Agreements with Tannehill Electric Company, Inc., a California corporation ("TEC"), certain provisions of which were agreed to by the TEC Shareholders ("TEC Agreement"), Tannehill Oil Company, Inc., a California corporation ("TOCI"), certain provisions of which were agreed to by the TOCI Shareholders ("TOCI Agreement"), and Tannehill Oil Company, a California general partnership ("TOC"), and its Partners individually and as Partners of TOC, ("TOC Partners") ("TOC Agreement"), pursuant to which Berry has agreed to purchase certain assets of TEC, TOCI, TOC and the TOC Partners.

     B. TEC, TOCI and TOC are involved in litigation with Southern California Gas Company ("SOCAL"), the "SOCAL Litigation", as defined below. Under the terms of the TEC Agreement, TEC and the Shareholders of TEC have indemnified Berry against certain liabilities, including liabilities related to the SOCAL Litigation, the SOCAL Contract and litigation by certain parties related to the transfer of assets to Berry under the terms of the TEC Agreement.

     C. As further consideration for Berry entering into the agreements described in Recital A hereof, TEC, TOCI, TOC and the TOC Partners have agreed that $5 million of the cash proceeds from the TOC Agreement described in Recital A hereof will be invested in Sunset LLC as capital to be retained and invested as provided in the Articles of Organization and the Operating Agreement of Sunset LLC and held as a reserve fund (the "Reserve") under the terms of the Amendment and Consent to Assignment of O & M Agreement dated as of November ___, 1996, among Sunset LLC, Monarch Cogeneration 1986-1, a California Limited Partnership

("Monarch"), Caterpillar Capital Company, Inc., a Delaware corporation, Solar Turbines Incorporated, a Delaware Corporation, TEC, TOC and Berry
(the "Consent") to be used in support of the Indemnification by Sunset LLC of Berry from costs, judgments, liabilities and claims with respect to the SOCAL Contract, defined below, SOCAL Litigation and the SOCAL Liabilities from and after the effective date of the Consent.

     D. The Consent provides that Sunset LLC shall grant Berry a security interest in the Reserve which shall serve as security for Sunset LLC's obligations under this Agreement (the "Security Agreement"). There shall be a continuing lien on the Reserve for the term of this Agreement.

     E. It is intended hereby to provide for such indemnity by Sunset to Berry.

     NOW, THEREFORE, in consideration of the premises, representations, warranties and agreements herein contained and contained in the TEC Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Berry and Sunset hereby agree as follows:

                            ARTICLE I
                           DEFINITIONS

     Capitalized terms used in this Agreement shall have the meanings given to them in this Article I, unless defined elsewhere in this Agreement.

     1.1 "SOCAL Contract" shall mean that Gas Transmission Service Contract between Southern California Gas Company ("SOCAL") and Caterpillar Capital Company dated February 25, 1988, amended March 1, 1992, and assigned by Caterpillar Capital Company to TEC by Consent to Assignment and Agreement, dated August 19, 1994.

     1.2 "SOCAL Litigation" shall mean that lawsuit originally filed in the United States District Court for the Southern District of Texas, Houston Division, entitled Tannehill Electric Company, Inc., versus Southern California Gas Company, on or about July 17, 1995, Case No. H95-3752, transferred to the Central District of California and docketed in such district as Case No. CV96-2502, together with any amendments thereto and any counter-claims or cross-complaints presently or hereafter filed therein whether by SOCAL or others; that lawsuit filed October 7, 1996, in the Superior Court of the State of California for the County of Kern, entitled Tannehill Electric Company, Inc.
v. Southern California Gas Company, Case No. CV96-2502, together with any amendments thereto and any cross-complaints presently or hereafter filed therein by SOCAL or others; that lawsuit filed in the Superior Court for the County of Los Angeles entitled Southern California Gas Company v. Tannehill Electric Company, Inc., Case No. BC158128, together with any amendments thereto and any cross-complaints presently or hereinafter filed by TEC or others; and any lawsuits presently or hereafter filed by SOCAL or its assignee against TEC, TOCI, TOC or the TOC Partners or Sunset LLC or the Members or Shareholders, or their successors, or Berry, based wholly or in part on the SOCAL Contract.

     1.3 Unless otherwise expressly indicated herein, all defined terms used in this Agreement shall have the meanings ascribed to them in the Consent.

                            ARTICLE II
                            INDEMNITY

     2.1 Indemnification by Sunset. Sunset LLC and the Members, jointly and severally, hereby agree to indemnify, defend (with counsel reasonably acceptable to Berry) and hold Berry, and the officers, directors, employees and agents of Berry (collectively, the officers, directors, employees and agents being referred to in each case as its "Related Parties") harmless from and against any and all lawsuits, liability, damages, costs and expenses (including interest, penalties, settlements, fines, costs and expenses incurred in connection with investigating and defending any claims or causes of action, and reasonable attorneys' fees) that Berry and/or its Related Parties may incur or become subject to or arising out of or due to (a) any inaccuracy of any representation or the breach of any warranty, covenant, undertaking or other agreement contained in this Agreement, or (b) any claim by SOCAL against Berry based upon or related to, in whole or in part, the SOCAL Contract, the SOCAL Litigation, the Facility or the transfer of the Cogeneration Assets (as that term is defined in the TEC Agreement) to Berry. In no event, shall the indemnity contained in this Agreement modify the terms of any other indemnify in favor of Berry from TEC, TOCI, TOC or the TOC Partners in whatever capacity. All such indemnities shall continue to be in full force and effect and are not modified or supplemented as a result of this Agreement. Berry shall have full discretion to proceed against any and all indemnitors with respect to any claims, liabilities, costs, judgments or settlements for which indemnity is expressly provided under the terms of any such other agreement or undertaking.

     2.2 Obligations Absolute. The obligations of Sunset hereunder shall remain in full force and effect without regard to, and shall not be affected or impaired by the following, nor shall any of the following give Sunset any recourse or right of action against Berry:

          (a) Any breach or termination by any party of its obligations under the O&M Agreement;

          (b) Any express or implied amendment, modification, renewal, addition, supplement, extension of the Consent or the O&M Agreement;

          (c) Any exercise or non-exercise or waiver by Berry of any right or privilege under the O&M Agreement or the Consent and any instruments delivered in connection therewith;

          (d) Any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Sunset or Berry, or any entity or individual comprising same, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not Sunset shall have had notice or knowledge of any of the foregoing;

          (e) Any release or discharge of any other party at any time directly or contingently liable for obligations evidenced by, or referenced in, the O&M Agreement or the Consent or in connection therewith;

          (f) Any assignment or other transfer of this Agreement in whole or in part;

          (g) Any acceptance of partial performance by SOCAL (or its successors or assigns) of the SOCAL Contract or with respect to the SOCAL Litigation or the existence of any claims, disputes or allegations by or between SOCAL on the one hand, and TEC or Sunset LLC, or any of them, on the other hand, arising out of, relating to, or in connection with, the SOCAL Contract, the SOCAL Litigation, the O&M Agreement or the Facility from and after the date on which the O&M Agreement is assigned by TEC to Berry as contemplated under the Consent; and/or

          (h) Any concurrent and/or contributory negligence (whether active or passive or of any kind or description) or fault of Berry.

     2.3 Evidence of Satisfactory Condition. Sunset LLC acknowledges that, in agreeing to consummate the transactions contemplated under the Consent, Berry is relying upon Sunset LLC's financial ability to support this Agreement. In order to provide assurances to Berry of Sunset LLC's continuing ability to meet its obligations under this Agreement, Sunset LLC shall provide Berry with financial statements for Sunset LLC upon written request from Berry, given in the manner required with respect to any notice provided under this Agreement, in addition to all other financial information required under the Consent or Security Agreement.

     2.4 Sunset LLC's Affirmative Duty. Sunset shall have an affirmative duty to monitor, on a best-efforts basis, the existence of any facts, course of conduct or actions taken which could lead to or result in any Claims by SOCAL against Berry which give rise to Sunset LLC's obligations hereunder, and shall forthwith give Berry notice of such Claims. Sunset shall have a further duty to perform each and every obligation set forth in this Agreement with regard to any Claim of SOCAL of which it knew or should have known, even in the absence of written notice by Berry. It is the express intention of the parties that Berry shall have no duty and bear no burden with respect to any Claim by or on behalf of SOCAL.

     2.5 Payments and Performance. Sunset agrees that whenever it shall make any payment to Berry or otherwise perform any of the obligations under this Agreement on account of the liability hereunder, it will deliver such payment or tender such performance to Berry at the address therefor specified hereinbelow, or at such other address as may be required by Berry, or any entity comprising Berry, and notify Berry, in writing that such payment is made or performance tendered under this Agreement for such purpose. No payment made hereunder by Sunset LLC to Berry shall constitute Sunset LLC as a creditor of Berry.

     2.6 Presumptions and Effect of Certain Proceedings. Upon making a request for indemnification, for a Claim covered hereunder, it shall be presumed that such indemnification is not prohibited by law and Sunset shall have the burden of proof to show that such indemnification is expressly prohibited by applicable law in order to overcome that presumption in reaching any contrary determination. If the person or persons so empowered to make the determination shall have failed to make the requested indemnification within sixty (60) days after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, or other disposition or partial disposition of any proceeding or any other event which could enable Sunset to determine Berry's entitlement to indemnification, the requisite determination of entitlement to indemnification shall be deemed to have been made and Berry shall be absolutely entitled to indemnification under this Agreement, absent
(a) misrepresentation or omission by Berry of a material fact in the request for indemnification or (b) a specific finding (which has become final) that all or any part of such indemnification is expressly prohibited by law. The termination of any proceeding by judgment, order, settlement, arbitration award or conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself (i) adversely affect the rights of Berry to indemnification except as may be provided herein, (ii) create a presumption that Berry did not act in good faith and in a manner which it reasonably believed to be in or not opposed to the best interests of Sunset, or (c) with respect to any criminal action or proceeding, create a presumption that Berry had reasonable cause to believe that its conduct was unlawful.

     2.7 Remedies of Berry in Cases of Determination Not to Indemnify or to Advance Expenses.

          (a) Determination. In the event that (i) an initial determination is made that Berry is not entitled to indemnification, (ii) advances are not made pursuant to this Agreement, (iii) payment has not been timely made following a determination of entitlement to indemnification pursuant to this Agreement or (iv) Berry otherwise seeks enforcement of this Agreement, Berry shall be entitled to a final adjudication in an appropriate court of the State of California of its entitlement to such indemnification or advance. Sunset shall not oppose Berry's right to seek any such adjudication. In any such proceeding Berry shall be presumed to be entitled to indemnification under this Agreement and Sunset shall have the burden of proof to overcome that presumption.

          (b) No Prejudice. In the event an initial determination has been made, in whole or in part, that Berry is not entitled to indemnification, the decision in the judicial proceeding provided in paragraph (a) of this Section
2.7 shall be made de novo and Berry shall not be prejudiced by reason of a determination that it is not entitled to indemnification.

          (c) Effect of Determination. If an initial determination is made or deemed to have been made pursuant to the terms of this Agreement that indemnification of Berry provided hereunder is not expressly prohibited by law, Berry shall be entitled to such indemnification and Sunset shall be bound by such determination in the absence of (i) a misrepresentation or omission of a material fact by Berry or (ii) a specific finding (which has become final) that all or any part of such indemnification is expressly prohibited by law.

          (d) Stipulation. Sunset shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable. Sunset LLC shall stipulate in any such court that Sunset is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary.

          (e) Expenses. Expenses incurred by Berry in good faith in connection with its request for indemnification under, seeking enforcement of, or to recover damages for breach of, this Agreement shall be borne by Sunset.

     2.8 Grant of Security Interest. Sunset LLC shall grant a security interest in the assets of Sunset LLC pursuant to the Reserve Security Instruments and the Security Agreement which shall serve as security for Sunset LLC's due and punctual performance of all obligations under the Consent and this Agreement and shall be a continuing lien on the assets of Sunset LLC for the term of this Agreement. Sunset LLC shall promptly execute and deliver all Reserve Security Instruments as contemplated under the Consent and this Agreement.

     2.9 Retention of Reserve by Members. In the event the Reserve, or any part of it, is distributed to the Members due to dissolution of Sunset LLC, or otherwise, the Members shall hold, invest, retain and pay out such Reserve under the terms of the Consent, this Agreement, the Sunset LLC Operating Agreement and any Reserve Security Instruments.

                           ARTICLE III
                  REPRESENTATIONS AND WARRANTIES

     3.1 Representations and Warranties. Sunset makes the following representations and warranties which shall be continuing representations and warranties:

          (a) Organization, Standing and Power. Sunset LLC is validly existing and in good standing under the laws of the States of the United States in which it does business and has full power and authority to execute, deliver and perform its obligations under this Agreement.

          (b) Binding Effect. This Agreement has been duly authorized, executed and delivered by Sunset, and is the valid, legal and binding obligation of Sunset, enforceable against it in accordance with its terms.

          (c) No Consents. To Sunset's knowledge, after due and diligent investigation, no registration with, consent or approval of, or any other action by, any federal, state or other governmental agency, authority or regulatory body, foreign or domestic, is required as a condition to, or otherwise in connection with, the execution, delivery and performance of this Agreement by Sunset LLC. Neither the execution, delivery or performance of this Agreement has resulted or will result in any breach of any provision of, or constitute a default (or an event which with or without notice and/or lapse of time would constitute a default), or result in the creation of any lien, charge or other encumbrance upon any of the assets of Sunset LLC, under Sunset LLC's organizational documents, or any agreement or instrument to which Sunset LLC is a party or by which it is bound or any statute, rule, judgment, order or regulation of any court or governmental authority applicable to it.

          (d) Purpose of Organization. Sunset LLC hereby acknowledges and warrants that it has been established and is organized, for the primary purpose of providing to Berry the indemnities and agreements set forth in this Agreement, and to provide similar indemnities and agreements for the benefit of other parties in connection with the SoCal Gas Litigation and the SoCal Liabilities, all as more particularly described in the Consent. The Members have determined that it is in the best interests of Sunset LLC to execute, deliver and perform this Agreement for the benefit of Berry and to enter into the arrangements and undertakings set forth herein.

          (e) Insolvency. The execution and delivery of this Agreement will not (i) render Sunset LLC insolvent under generally accepted accounting principles nor render it Insolvent (as defined below), (ii) leave Sunset LLC with remaining assets which constitute unreasonably small capital given the nature of its business, or (iii) result in the incurrence of Debts (as defined below) beyond the ability of Sunset LLC to pay them when and as they mature. For the purposes of this Section (e), "Debts" includes any legal liability for indebtedness, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent.

          (f) Consent. Sunset LLC has read and examined, or is otherwise familiar with, the Consent and is aware and has full knowledge of Sunset LLC's obligations and duties thereunder.

                            ARTICLE IV
                        GENERAL PROVISIONS

     4.1 Complete Agreement; Interpretation. This Agreement, together with the Consent, and all instruments or other documents to be executed and delivered thereunder, supersede any prior negotiations, discussions or communications between Sunset LLC and Berry and constitute the entire agreement of such parties with respect to the subject matter of this Agreement. Each party to this Agreement has substantial experience with the subject matter of this Agreement and each has fully participated in the negotiation and drafting of this Agreement and has been advised by counsel of its choice with respect to the subject matter hereof. Accordingly, this Agreement shall be construed without regard to the rule that ambiguities in a document are to be construed against the drafter.

     4.2 Exercise of Remedies; Successors; Etc. No delay or failure by Berry to exercise any remedy against Sunset will be construed as a waiver of that right or remedy. All remedies of Berry are cumulative. Any claim for performance under this Agreement, or exercise of any right or remedy accruing under this Agreement to the benefit of Berry may be made or exercised by each entity comprising Berry as if Berry collectively has made such claim or exercised such right or remedy. When the context in which the words are used in this Agreement indicates that such is the intent, words in the singular number shall include the plural and vice-versa. If any one or more of the provisions of this Agreement should be determined to be illegal or unenforceable, all other provisions shall remain effective. Sunset shall not have the right to assign any of its rights or obligations under this Agreement without the prior written consent of

Berry, or its successors or assigns, which consent may be withheld in such party's sole discretion.

     4.3 Demands. Except as set forth in Section 2.4 above, each demand by Berry for performance or payment hereunder shall be in writing and shall be made in the manner set forth in Section 4.10 below.

     4.4 Invalidity. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

     4.5 Attorneys' Fees. In the event of any claim, dispute or controversy arising out of or relating to this Agreement, including an action for declaratory relief, the prevailing party in such action or proceeding shall be entitled to recover its taxable costs or arbitration fees, and reasonable out-of-pocket expenses, including, but not limited to, telephone calls, photocopies, expert witnesses, travel, computer expenses related to litigation, and attorneys' fees to be fixed by the court or the arbitrator. Such recovery shall include court costs, out-of-pocket expenses and attorneys' fees on appeal, if any. The court shall determine who is the "prevailing party," whether or not the dispute or controversy proceeds to final judgment.

     4.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

     4.7 Headings. The headings of the articles, sections and paragraphs of this Agreement and of the exhibits hereto are included for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof or thereof.

     4.8 Construction and References. Words used in this Agreement, regardless of the number or gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context shall require. Unless otherwise specified, all references in this Agreement to articles, sections, paragraphs or clauses are deemed references to the corresponding articles, sections, paragraphs or clauses in this Agreement.

     4.9 Modification and Waiver. Any of the terms or conditions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provisions hereof (whether or not similar).

     4.10 Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to any other party shall be in writing and delivered personally, via telecopy (with receipt confirmed) or by registered or certified mail, postage prepaid:

     (a)  if to Sunset LLC and/or the Members, to:

               Sunset Investment Company, LLC

               120 Manteca Avenue
               P.O. Box 871
               Manteca, California  95336
               Attn:     Managing Member
               Facsimile No. (209) 239-7886
               Confirmation No. (209) 239-4014

          with copies to:

               Noriega, Alexander and Bradshaw
               1801 - 18th Street
               Bakersfield, California 93301
               Attn:     William Alexander, Esq.

               Facsimile No. (805) 327-5492
               Confirmation No. (805) 327-5363

     (b)  if to Berry, to:

               Berry Petroleum Company
               Attn:     Jerry V. Hoffman
                    President and Chief Executive Officer
               28700 Hovey Hills Road
               Post Office Bin X
               Taft, California 93268

               Facsimile No. (805) 769-8960
               Confirmation No. (805) 769-8811
          with copies to:

               Nordman, Cormany, Hair & Compton
               Attn:     Laura K. McAvoy, Esq.
               1000 Town Center Drive, Sixth Floor
               Post Office Box 9100
               Oxnard, California 93031-9100

               Facsimile No. (805) 988-8387
               Confirmation No. (805) 485-1000

or at such other address for a party as shall be specified by like notice. Any notice that is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party (or its agents for notices hereunder). Any notice that is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the third day after the day it is so placed in the mail. Any notice that is sent by telecopy shall be deemed to have been duly given to the party to which it is addressed upon telephonic confirmation of the same as provided herein. A copy of any notices delivered by telecopy shall promptly be mailed in the manner herein provided to the party to which such notice was given.

     4.11 Governing Law; Interpretation. This Agreement shall be construed in accordance with and governed by the laws of the State of California (regardless of the laws that might otherwise govern under applicable California principles of conflict of laws) as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies.

     4.12 Jury Trial Waiver. To the fullest extent permitted by law, and as separately bargained-for consideration, Sunset hereby waives any right to trial by jury in any action, suit, proceeding or counterclaims of any kind arising out of or relating to this Agreement. Sunset hereby expressly acknowledges the inclusion of this jury trial waiver through its execution of this Agreement.

          IN WITNESS WHEREOF, Berry and Sunset have caused this Agreement to be executed as of the date first above written.


BERRY PETROLEUM COMPANY             SUNSET INVESTMENT COMPANY, LLC
a Delaware corporation              a California limited liability
                                    company

By:                                 By:

     Jerry V. Hoffman,                  Albert G. Boyce, Jr.
     President                          Its Managing Member


By:                                 By:

     Kenneth A. Olson,                  John W. Tannehill
     Secretary                          Its Managing Member



                                   By:

                                        James L. Hinkle
                                        Its Managing Member

Members

BOYCE RESOURCE DEVELOPMENT
COMPANY, a California corporation


By:
Albert G. Boyce, Jr.,                   Albert G. Boyce, Jr., as Trustee
President                               of Trust "B" Under Will of
                                        Albert G. Boyce, Sr., Deceased


     William J. Boyce                   Albert G. Boyce V



     Mary K. Boyce                      John T. Hinkle



     Bettianne H. Bowen                 James L. Hinkle

VERNIER RESOURCES CORPORATION,          GENERAL WESTERN, INC.,
a Texas corporation                     a New Mexico corporation


By:                                     By:

   Bettianne H. Bowen, President        James L. Hinkle, President
                                        and Secretary

By:
   Cheryl Bailey Harrison,
   Secretary


   Lisle Q. Tannehill                   Thomas H. Tannehill



   Gail Kay Tannehill, as Trustee        Delmar R. Archibald, as
   of the Gail Kay Tannehill             Trustee of the Delmar R.
   Family Trust, dated April 9,          Archibald Family Trust, dated
   1996                                  June 22, 1982


   John W. Tannehill                     Joy A. Archibald, as Trustee
                                         of the Delmar R. Archibald
                                         Family Trust, dated June 22,
                                         1982
Spousal Consents

     The undersigned, spouses of the Members named in this Agreement, hereby consent to the terms and conditions of this Agreement and agree that their community property, if any, included in the Assets, as defined herein, is subject to this Agreement.

    EXHIBIT 9 TO THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND
                BETWEEN BERRY PETROLEUM COMPANY
              AND TANNEHILL ELECTRIC COMPANY, INC.


                    CERTIFICATE OF COMPLIANCE
               TO THE PURCHASE AND SALE AGREEMENT
   ENTERED INTO BY AND BETWEEN TANNEHILL ELECTRIC COMPANY, INC.
                   AND BERRY PETROLEUM COMPANY
                      ON NOVEMBER 8, 1996
                    (PARAGRAPH 8.6 THEREOF)



     The undersigned certify that Berry Petroleum Company has complied with the matters set forth in Sections 8.1, 8.2, 8.3 and 8.5 of that certain Purchase and Sale Agreement by and between Berry Petroleum Company and Tannehill Electric Company, Inc., entered into on November 8, 1996.

Date: _____________, 1996          BERRY PETROLEUM COMPANY,
                                   a Delaware corporation


                                   By:  _____________________________
                                        Jerry V. Hoffman, President
                                        and Chief Executive Officer


                                   By:  _____________________________
                                        Kenneth A. Olson, Secretary

   EXHIBIT 10 TO THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND
                 BETWEEN BERRY PETROLEUM COMPANY
              AND TANNEHILL ELECTRIC COMPANY, INC.


                    FORM OF OPINION OF COUNSEL
                    TO BERRY PETROLEUM COMPANY


                        November ___, 1996

Tannehill Electric Company, Inc.
Attn:  Mr. Albert G. Boyce, Jr.
     President
120 Manteca Avenue
P.O. Box 871
Manteca, CA  95336

     Re: Berry Petroleum Company / Tannehill Electric Company, Inc. Asset Purchase and Sale Transaction

Gentlemen:

     We have acted as counsel to Berry Petroleum Company, a Delaware corporation ("Berry"), in connection with the purchase of substantially all the assets of Tannehill Electric Company, Inc., a California corporation ("Tannehill"), by Berry, pursuant to that certain Purchase and Sale Agreement, dated November 8, 1996, by and between Tannehill and Berry (the "Agreement").

     In rendering the opinions set forth below, we have assumed the due authorization, execution and delivery of the Agreement by Tannehill.

     1. Berry is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. Berry has requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted.

     2. Berry has full corporate power and authority to execute and deliver the Agreement and to perform its obligations under the terms of the Agreement.

     3. All corporate action on the part of Berry necessary for the authorization, execution, delivery and performance of the Agreement and the consummation of the transactions contemplated thereby, has been taken. The Agreement has been duly executed and delivered by Berry and constitutes a legal, valid and binding obligation of Berry, enforceable against it in accordance with its respective terms, except as such enforceability may be limited by or subject to (a) any bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditor's rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4. No consent, approval or authorization of or designation of Berry is required in connection with the valid execution and delivery of the Agreement by Berry, or the consummation by Berry of the transactions contemplated thereby on the Closing thereof, except as such have been obtained or made prior to or upon the date hereof.

     5. To our best knowledge, there is no suit, action, arbitration, or legal, administrative, or other proceeding or governmental investigation that is material to the transactions contemplated by the Agreement pending or threatened against or affecting Berry or any of its businesses or properties or financial or other condition.

     We are members of the bar of the State of California, and except for our opinion set forth in Paragraph 1 above, we do not purport to be experts on, or to be qualified to express any opinion herein concerning, nor do we express any opinions herein concerning, any law other than Federal law and the laws of the State of California.

     This opinion letter is limited to the matters expressly stated herein and no opinion or other statement may be inferred or implied beyond the matters expressly stated herein. This opinion letter is addressed to Tannehill for the benefit of Tannehill and is only for Tannehill's use in connection with the Agreement. This opinion letter may not be relied upon by any other person or entity without prior written consent. This opinion is as of this date, and we expressly decline any undertaking to advise you of any matters arising subsequent to the date hereof which would cause us to amend any portion of the foregoing in whole or in part.

                              Very truly yours,

                              NORDMAN, CORMANY, HAIR & COMPTON



cc:  Roger Coley, Esq.